                             EQUITY ADVANTAGE VUL

                               Flexible Premium
                       Variable Life Insurance Policies
                                   Issued by
               MetLife Investors USA Variable Life Account A of
                    MetLife Investors USA Insurance Company
                           5 Park Plaza, Suite 1900
                           Irvine, California 92614
                                (800) 989-3752

   This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA").

   You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

METROPOLITAN SERIES FUND--CLASS A
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
Davis Venture Value Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond
  Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
MET INVESTORS SERIES TRUST--CLASS A (EXCEPT AS NOTED) AllianceBernstein Global Dynamic Allocation Portfolio--Class B American Funds(R) Balanced Allocation Portfolio--Class B American Funds(R) Growth Allocation Portfolio--Class B American Funds(R) Moderate Allocation Portfolio-- Class B
AQR Global Risk Balanced Portfolio--Class B
BlackRock Global Tactical Strategies Portfolio--
  Class B
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio--Class B
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
JPMorgan Global Active Allocation Portfolio--Class B
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Templeton International Bond Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Balanced Plus Portfolio--Class B
MetLife Growth Strategy Portfolio
MetLife Multi-Index Targeted Risk Portfolio--Class B
MFS(R) Emerging Markets Equity Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio
PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis Managed Risk Portfolio--Class B
Schroders Global Multi-Asset Portfolio--Class B
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio
T. Rowe Price Mid Cap Growth Portfolio
AMERICAN FUNDS INSURANCE SERIES(R)--CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST--CLASS 2 Franklin Income Securities Fund
Mutual Shares Securities Fund

   You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

   When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                APRIL 29, 2013

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
SUMMARY OF BENEFITS AND RISKS................................................  A-4
   Benefits of the Policy....................................................  A-4
   Risks of the Policy.......................................................  A-5
   Risks of the Portfolios...................................................  A-7
FEE TABLES...................................................................  A-7
   Transaction Fees..........................................................  A-7
   Periodic Charges Other Than Portfolio Operating Expenses..................  A-9
   Annual Portfolio Operating Expenses....................................... A-11
HOW THE POLICY WORKS......................................................... A-15
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS......................... A-16
   The Company............................................................... A-16
   The Separate Account...................................................... A-16
   The Portfolios............................................................ A-16
   Share Classes of the Portfolios........................................... A-20
   Certain Payments We Receive with Regard to the Portfolios................. A-20
   Selection of the Portfolios............................................... A-20
   Voting Rights............................................................. A-21
   Rights Reserved by MetLife Investors USA.................................. A-21
THE POLICIES................................................................. A-22
   Purchasing a Policy....................................................... A-22
   Replacing Existing Insurance.............................................. A-22
   Policy Owner and Beneficiary.............................................. A-22
   24 Month Conversion Right................................................. A-23
PREMIUMS..................................................................... A-23
   Flexible Premiums......................................................... A-23
   Amount Provided for Investment under the Policy........................... A-23
   Right to Examine Policy................................................... A-24
   Allocation of Net Premiums................................................ A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
  OFFICE..................................................................... A-25
   Payment of Proceeds....................................................... A-26
CASH VALUE................................................................... A-27
DEATH BENEFITS............................................................... A-27
   Death Proceeds Payable.................................................... A-28
   Change in Death Benefit Option............................................ A-29
   Increase in Face Amount................................................... A-29
   Reduction in Face Amount.................................................. A-29
SURRENDERS AND PARTIAL WITHDRAWALS........................................... A-30
   Surrender................................................................. A-30
   Partial Withdrawal........................................................ A-30
TRANSFERS.................................................................... A-32
   Transfer Option........................................................... A-32
AUTOMATED INVESTMENT STRATEGIES.............................................. A-34

                                                                                        PAGE
                                                                                        ----
LOANS.................................................................................. A-35
LAPSE AND REINSTATEMENT................................................................ A-36
   Lapse............................................................................... A-36
   Reinstatement....................................................................... A-37
ADDITIONAL BENEFITS BY RIDER........................................................... A-37
THE FIXED ACCOUNT...................................................................... A-38
   General Description................................................................. A-38
   Values and Benefits................................................................. A-38
   Policy Transactions................................................................. A-39
CHARGES................................................................................ A-39
   Deductions from Premiums............................................................ A-40
   Surrender Charge.................................................................... A-40
   Partial Withdrawal Charge........................................................... A-42
   Transfer Charge..................................................................... A-42
   Illustration of Benefits Charge..................................................... A-42
   Monthly Deduction from Cash Value................................................... A-42
   Loan Interest Spread................................................................ A-44
   Charges Against the Portfolios and the Investment Divisions of the Separate Account. A-44
TAX CONSIDERATIONS..................................................................... A-45
   Introduction........................................................................ A-45
   Tax Status of the Policy............................................................ A-45
   Tax Treatment of Policy Benefits.................................................... A-45
   MetLife Investors USA's Income Taxes................................................ A-49
DISTRIBUTION OF THE POLICIES........................................................... A-49
LEGAL PROCEEDINGS...................................................................... A-52
RESTRICTIONS ON FINANCIAL TRANSACTIONS................................................. A-52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.......................................... A-52
FINANCIAL STATEMENTS................................................................... A-52
GLOSSARY............................................................................... A-53
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.................... A-54
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES..... A-55

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

    --a level death benefit that equals the Policy's face amount,

    --a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

    --a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-eight Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS

A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                  FEE TABLES

   The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

   If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, sex, or risk class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate the maximum charges applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insured's age and risk class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

CHARGE                   WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED   MAXIMUM AMOUNT DEDUCTIBLE
-------------------------------------------------------------------------------------------------------
Sales Charge Imposed on  On payment of premium    2.25% of premiums paid     2.25% of each premium
Premiums                                          up to the Target Premium   paid
                                                  per Policy year/1/
-------------------------------------------------------------------------------------------------------
Premium Tax Imposed on   On payment of premium    2.0% in all Policy years   2.0% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------
Federal Tax Imposed on   On payment of premium    1.25% in all Policy years  1.25% in all Policy years
Premiums
-------------------------------------------------------------------------------------------------------

/1/The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.

CHARGE                         WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Surrender Charge/1/           On surrender, lapse, or
                              face amount reduction in
                              the first ten Policy years
                              (11 in FL) (and, with
                              respect to a face amount
                              increase, in the first ten
                              Policy years (11 in FL)
                              after the increase)

 MINIMUM AND                                              In Policy year 1, $3.75 to  In Policy year 1, $3.75 to
 MAXIMUM CHARGE                                           $38.25 per $1,000 of base   $38.25 per $1,000 of base
                                                          Policy face amount/2/       Policy face amount/2/

 CHARGE IN THE FIRST POLICY                               $14.00 per $1,000 of base   $14.00 per $1,000 of base
 YEAR FOR A MALE INSURED,                                 Policy face amount          Policy face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Transfer Charge/3/            On transfer of cash value   Not currently charged       $25 for each transfer
                              among the Investment
                              Divisions and to and from
                              the Fixed Account
-----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge     On partial withdrawal of    Not currently charged       $25 for each partial
                              cash value                                              withdrawal/4/
-----------------------------------------------------------------------------------------------------------------
Illustration of Benefits      On provision of each        Not currently charged       $25 per illustration
Charge                        illustration in excess of
                              one per year
-----------------------------------------------------------------------------------------------------------------

/1/The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge and other charges that would apply for a particular insured by contacting your registered representative.

/2/No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

/3/The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

/4/If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.

   The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

CHARGE                        WHEN CHARGE IS DEDUCTED     CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance/1/

 MINIMUM AND                  Monthly                   $.01 to $83.33 per $1,000    $.02 to $83.33 per $1,000
 MAXIMUM CHARGE                                         of net amount at risk/2/     of net amount at risk/2/

 CHARGE IN THE FIRST POLICY   Monthly                   $.02 per $1,000 of net       $.09 per $1,000 of net
 YEAR FOR A MALE INSURED,                               amount at risk               amount at risk
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
 WITH A BASE POLICY FACE
 AMOUNT OF $350,000
-----------------------------------------------------------------------------------------------------------------
Policy Charge/3/

 POLICY FACE AMOUNT LESS      Monthly                   $12 in Policy year 1         $12 in Policy year 1
 THAN $50,000                                           $9 in Policy years 2+        $9 in Policy years 2+

 POLICY FACE AMOUNT           Monthly                   $15 in Policy year 1         $15 in Policy year 1
 BETWEEN $50,000 AND                                    $8 in Policy years 2+        $8 in Policy years 2+
 $249,999
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense         Monthly                   .60% in Policy years 1-10    .80% in Policy years 1-10
Risk Charge (annual rate                                .35% in Policy years 11-19   .35% in Policy years 11-19
imposed on cash value in                                .20% in Policy years 20-29   .20% in Policy years 20-29
the Separate Account)/4/                                .05% in Policy years 30+     .05% in Policy years 30+
-----------------------------------------------------------------------------------------------------------------
Coverage Expense
Charge/5/

 MINIMUM AND                  Monthly                   $.04 to $2.30 per $1,000     $.04 to $2.30 per $1,000
 MAXIMUM CHARGE                                         of base Policy face          of base Policy face
                                                        amount in first eight        amount
                                                        Policy years/6/

 CHARGE FOR A MALE            Monthly                   $.16 per $1,000 of base      $.16 per $1,000 of base
 INSURED, AGE 35, IN THE                                Policy face amount in first  Policy face amount
 PREFERRED NONSMOKER                                    eight Policy years/6/
 RISK CLASS WITH A BASE
 POLICY FACE AMOUNT OF
 $350,000
-----------------------------------------------------------------------------------------------------------------
Loan Interest Spread/7/       Annually (or on loan      1.00% of loan collateral in  1.00% of loan collateral in
                              termination, if earlier)  Policy years 1-10            Policy years 1-10
-----------------------------------------------------------------------------------------------------------------

/1/The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your registered representative.

/2/The net amount at risk is the difference between the death benefit
   (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

/3/No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000.

/4/The Mortality and Expense Risk Charge depends on the Policy's net cash value. The percentages shown in the Current Amount Deducted column apply if the Policy's net cash value is less than an amount equal to five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases. If the Policy's net cash value is equal to or greater than five but less than ten Target Premiums, the charge is 0.55% in Policy years 1-10, 0.30% in Policy years 11-19, 0.15% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to or greater than ten but less than 20 Target Premiums, the charge is 0.30% in Policy years 1-10, 0.15% in Policy years 11-19, 0.10% in Policy years 20-29 and 0.05% thereafter. If the Policy's net cash value is equal to 20 or more Target Premiums, the charge is 0.15% in Policy years 1-10, 0.10% in Policy years 11-19, and 0.05% thereafter. For cash value allocated to the Oppenheimer Global Equity Investment Division, we are waiving a portion of the Mortality and Expense Risk Charge equal to the amount by which the underlying Portfolio's expenses exceed 0.62%.

/5/If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

/6/The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase.

/7/We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):

CHARGE                        WHEN CHARGE IS DEDUCTED    CURRENT AMOUNT DEDUCTED     MAXIMUM AMOUNT DEDUCTIBLE
----------------------------------------------------------------------------------------------------------------
Guaranteed Survivor
Income Benefit Rider

 MINIMUM AND                         Monthly           $.01 to $1.08 per $1,000     $.01 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of Eligible Death Benefit    of Eligible Death Benefit

 CHARGE FOR A MALE                   Monthly           $.02 per $1,000 of Eligible  $.02 per $1,000 of Eligible
 INSURED, AGE 35, IN THE                               Death Benefit                Death Benefit
 PREFERRED NONSMOKER
 RISK CLASS WITH AN
 ELIGIBLE DEATH BENEFIT OF
 $350,000
----------------------------------------------------------------------------------------------------------------
Children's Term                      Monthly           $.40 per $1,000 of rider     $.40 per $1,000 of rider
Insurance Rider                                        face amount                  face amount
----------------------------------------------------------------------------------------------------------------
Waiver of Monthly
Deduction Rider

 MINIMUM AND                         Monthly           $.00 to $61.44 per $100      $.00 to $61.44 per $100
 MAXIMUM CHARGE                                        of Monthly Deduction         of Monthly Deduction

 CHARGE IN THE FIRST POLICY          Monthly           $6.30 per $100 of            $6.30 per $100 of
 YEAR FOR A MALE INSURED,                              Monthly Deduction            Monthly Deduction
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------
Waiver of Specified
Premium Rider

 MINIMUM AND                         Monthly           $.00 to $21.75 per $100      $.00 to $21.75 per $100
 MAXIMUM CHARGE                                        of Specified Premium         of Specified Premium

 CHARGE IN THE FIRST POLICY          Monthly           $3.00 per $100 of            $3.00 per $100 of
 YEAR FOR A MALE INSURED,                              Specified Premium            Specified Premium
 AGE 35, IN THE STANDARD
 NONSMOKER RISK CLASS
----------------------------------------------------------------------------------------------------------------

CHARGE                        WHEN CHARGE IS DEDUCTED   CURRENT AMOUNT DEDUCTED    MAXIMUM AMOUNT DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------
Options to Purchase
Additional Insurance
Coverage Rider

 MINIMUM AND                   Monthly                 $.02 to $.25 per $1,000 of  $.02 to $.25 per $1,000 of
 MAXIMUM CHARGE                                        Option amount               Option amount

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of Option   $.03 per $1,000 of Option
 INSURED, AGE 35, IN THE                               amount                      amount
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider

 MINIMUM AND                   Monthly                 $.00 to $.34 per $1,000     $.00 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of rider face amount        of rider face amount

 CHARGE IN THE FIRST POLICY    Monthly                 $.05 per $1,000 of rider    $.08 per $1,000 of rider
 YEAR FOR A MALE INSURED,                              face amount                 face amount
 AGE 35, IN THE PREFERRED
 NONSMOKER RISK CLASS
--------------------------------------------------------------------------------------------------------------
Guaranteed Minimum
Death Benefit Rider

 MINIMUM AND                   Monthly                 $.03 to $.14 per $1,000     $.03 to $83.33 per $1,000
 MAXIMUM CHARGE                                        of net amount at risk       of net amount at risk

 CHARGE FOR A MALE             Monthly                 $.03 per $1,000 of net      $.03 per $1,000 of net
 INSURED, AGE 35, IN THE                               amount at risk              amount at risk
 PREFERRED NONSMOKER
 RISK CLASS
--------------------------------------------------------------------------------------------------------------
Acceleration of Death          At time of benefit      Not currently charged       One-time fee of $150
Benefit Rider                  payment
--------------------------------------------------------------------------------------------------------------
Overloan Protection Rider      At time of exercise     One-time fee of 3.5% of     One-time fee of 3.5% of
                                                       Policy cash value           Policy cash value
--------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

   The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2012. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.

                                                                  MINIMUM MAXIMUM
                                                                  ------- -------
Total Annual Portfolio Operating Expenses
  (expenses that are deducted from Portfolio assets, including
  management fees, distribution (12b-1) fees and other expenses).  0.28%   9.71%

   The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2012, before and after applicable fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------

METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.   0.81%            --       0.10%        --     0.91%       0.10%       0.81%
Barclays Aggregate Bond Index Portfolio.......   0.25%            --       0.04%        --     0.29%       0.01%       0.28%
BlackRock Bond Income Portfolio...............   0.32%            --       0.04%        --     0.36%       0.00%       0.36%
BlackRock Capital Appreciation Portfolio......   0.70%            --       0.03%        --     0.73%       0.01%       0.72%
BlackRock Diversified Portfolio...............   0.46%            --       0.07%        --     0.53%          --       0.53%
BlackRock Large Cap Value Portfolio...........   0.63%            --       0.03%        --     0.66%       0.03%       0.63%
Davis Venture Value Portfolio.................   0.70%            --       0.03%        --     0.73%       0.05%       0.68%
Frontier Mid Cap Growth Portfolio.............   0.73%            --       0.05%        --     0.78%       0.02%       0.76%
Jennison Growth Portfolio.....................   0.61%            --       0.03%        --     0.64%       0.07%       0.57%
Loomis Sayles Small Cap Core Portfolio........   0.90%            --       0.07%     0.10%     1.07%       0.08%       0.99%
Loomis Sayles Small Cap Growth Portfolio......   0.90%            --       0.06%        --     0.96%       0.09%       0.87%
Met/Artisan Mid Cap Value Portfolio...........   0.81%            --       0.04%        --     0.85%          --       0.85%
MetLife Conservative Allocation Portfolio.....   0.09%            --       0.02%     0.54%     0.65%       0.01%       0.64%
MetLife Conservative to Moderate Allocation
 Portfolio....................................   0.07%            --       0.01%     0.58%     0.66%       0.00%       0.66%
MetLife Mid Cap Stock Index Portfolio.........   0.25%            --       0.07%     0.02%     0.34%       0.00%       0.34%
MetLife Moderate Allocation Portfolio.........   0.06%            --          --     0.63%     0.69%       0.00%       0.69%
MetLife Moderate to Aggressive Allocation
 Portfolio....................................   0.06%            --       0.01%     0.67%     0.74%       0.00%       0.74%
MetLife Stock Index Portfolio.................   0.25%            --       0.03%        --     0.28%       0.01%       0.27%
MFS(R) Total Return Portfolio.................   0.55%            --       0.05%        --     0.60%          --       0.60%
MFS(R) Value Portfolio........................   0.70%            --       0.03%        --     0.73%       0.13%       0.60%
MSCI EAFE(R) Index Portfolio..................   0.30%            --       0.11%     0.01%     0.42%       0.00%       0.42%
Neuberger Berman Genesis Portfolio............   0.82%            --       0.04%        --     0.86%       0.01%       0.85%
Russell 2000(R) Index Portfolio...............   0.25%            --       0.08%     0.09%     0.42%       0.00%       0.42%
T. Rowe Price Large Cap Growth Portfolio......   0.60%            --       0.04%        --     0.64%       0.01%       0.63%
T. Rowe Price Small Cap Growth Portfolio......   0.49%            --       0.06%        --     0.55%          --       0.55%
Van Eck Global Natural Resources
 Portfolio....................................   0.78%            --       0.04%     0.02%     0.84%       0.01%       0.83%
Western Asset Management Strategic Bond
 Opportunities Portfolio......................   0.60%            --       0.05%        --     0.65%       0.04%       0.61%
Western Asset Management U.S. Government
 Portfolio....................................   0.47%            --       0.03%        --     0.50%       0.02%       0.48%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio -- Class B.........................   0.62%         0.25%       0.04%     0.01%     0.92%       0.01%       0.91%
American Funds(R) Balanced Allocation
 Portfolio -- Class B.........................   0.06%         0.25%       0.01%     0.38%     0.70%          --       0.70%
American Funds(R) Growth Allocation
 Portfolio -- Class B.........................   0.07%         0.25%       0.01%     0.38%     0.71%          --       0.71%

                                                           DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                              AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- --------------- -------- --------- --------- ------------- ---------
American Funds(R) Moderate Allocation
 Portfolio -- Class B.........................   0.06%         0.25%       0.01%     0.37%     0.69%          --       0.69%
AQR Global Risk Balanced Portfolio --
 Class B......................................   0.61%         0.25%       0.12%     0.06%     1.04%       0.01%       1.03%
BlackRock Global Tactical Strategies
 Portfolio -- Class B.........................   0.66%         0.25%       0.02%     0.21%     1.14%       0.02%       1.12%
BlackRock Large Cap Core Portfolio --
 Class A......................................   0.59%            --       0.05%        --     0.64%       0.01%       0.63%
Clarion Global Real Estate Portfolio --
 Class A......................................   0.60%            --       0.06%        --     0.66%          --       0.66%
ClearBridge Aggressive Growth Portfolio --
 Class A......................................   0.61%            --       0.03%        --     0.64%          --       0.64%
Harris Oakmark International Portfolio --
 Class A......................................   0.77%            --       0.06%        --     0.83%       0.02%       0.81%
Invesco Balanced-Risk Allocation Portfolio --
 Class B......................................   0.66%         0.25%       0.12%     0.06%     1.09%          --       1.09%
Invesco Small Cap Growth Portfolio --
 Class A......................................   0.85%            --       0.02%        --     0.87%       0.01%       0.86%
Janus Forty Portfolio -- Class A..............   0.63%            --       0.03%        --     0.66%       0.01%       0.65%
JPMorgan Global Active Allocation Portfolio
 -- Class B...................................   0.79%         0.25%       0.28%        --     1.32%       0.07%       1.25%
JPMorgan Small Cap Value Portfolio --
 Class A......................................   0.78%            --       0.06%        --     0.84%       0.09%       0.75%
Loomis Sayles Global Markets Portfolio --
 Class A......................................   0.70%            --       0.09%        --     0.79%          --       0.79%
Lord Abbett Bond Debenture Portfolio --
 Class A......................................   0.51%            --       0.03%        --     0.54%          --       0.54%
Lord Abbett Mid Cap Value Portfolio --
 Class A......................................   0.65%            --       0.04%     0.06%     0.75%       0.00%       0.75%
Met/Templeton International Bond
 Portfolio -- Class A.........................   0.60%            --       0.13%        --     0.73%          --       0.73%
MetLife Aggressive Strategy Portfolio --
 Class A......................................   0.09%            --       0.01%     0.72%     0.82%          --       0.82%
MetLife Balanced Plus Portfolio -- Class B....   0.25%         0.25%       0.01%     0.43%     0.94%       0.01%       0.93%
MetLife Growth Strategy Portfolio --
 Class A......................................   0.06%            --          --     0.69%     0.75%          --       0.75%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B.........................   0.18%         0.25%       9.02%     0.26%     9.71%       8.85%       0.86%
MFS(R) Emerging Markets Equity Portfolio --
 Class A......................................   0.91%            --       0.16%        --     1.07%       0.02%       1.05%
MFS(R) Research International Portfolio --
 Class A......................................   0.68%            --       0.07%        --     0.75%       0.05%       0.70%
Morgan Stanley Mid Cap Growth Portfolio --
 Class A......................................   0.65%            --       0.07%        --     0.72%       0.01%       0.71%
Oppenheimer Global Equity Portfolio --
 Class A......................................   0.67%            --       0.09%        --     0.76%       0.02%       0.74%
PIMCO Inflation Protected Bond Portfolio --
 Class A......................................   0.47%            --       0.11%        --     0.58%          --       0.58%
PIMCO Total Return Portfolio -- Class A.......   0.48%            --       0.03%        --     0.51%          --       0.51%

                                                        DISTRIBUTION            ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR               FUND FEES  ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING    EXPENSE    OPERATING
                                               FEE          FEES       EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                            ---------- --------------- -------- --------- --------- ------------- ---------
Pyramis(R) Managed Risk Portfolio --
 Class B...................................   0.45%         0.25%       0.27%     0.48%     1.45%       0.17%       1.28%
Schroders Global Multi-Asset Portfolio --
 Class B...................................   0.67%         0.25%       0.32%     0.14%     1.38%       0.14%       1.24%
SSgA Growth and Income ETF Portfolio --
 Class A...................................   0.31%            --       0.01%     0.24%     0.56%          --       0.56%
SSgA Growth ETF Portfolio -- Class A.......   0.32%            --       0.03%     0.25%     0.60%          --       0.60%
T. Rowe Price Mid Cap Growth Portfolio --
 Class A...................................   0.75%            --       0.03%        --     0.78%          --       0.78%

AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund...................   0.37%         0.25%       0.02%        --     0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund......................................   0.71%         0.25%       0.04%        --     1.00%          --       1.00%
American Funds Growth Fund.................   0.33%         0.25%       0.02%        --     0.60%          --       0.60%
American Funds Growth-Income Fund..........   0.27%         0.25%       0.02%        --     0.54%          --       0.54%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST -- CLASS 2
Franklin Income Securities Fund............   0.45%         0.25%       0.02%        --     0.72%          --       0.72%
Mutual Shares Securities Fund..............   0.60%         0.25%       0.11%        --     0.96%          --       0.96%

   The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

   Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

   THE AMERICAN FUNDS INSURANCE SERIES AND THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ARE NOT AFFILIATED WITH METLIFE INVESTORS USA INSURANCE COMPANY. FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE POLICIES, SEE "DISTRIBUTION OF THE POLICIES."

                             HOW THE POLICY WORKS
                                 [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                              AND THE PORTFOLIOS

THE COMPANY

   MetLife Investors USA Insurance Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our principal office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors USA is licensed to sell life insurance in all states (except New
York), the District of Columbia and Puerto Rico. We are obligated to pay all benefits under the Policies.

THE SEPARATE ACCOUNT

   MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

   We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife Investors USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

   The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife Investors USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.

THE PORTFOLIOS

   Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

   The adviser, sub-adviser and investment objective of each Portfolio are as follows:

METROPOLITAN SERIES FUND                                                     ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                      SUB-ADVISER                    INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

Baillie Gifford International Stock  Baillie Gifford Overseas Limited  Long-term growth of capital.
  Portfolio

Barclays Aggregate Bond Index        MetLife Investment                To track the performance of the
  Portfolio (formerly Barclays       Management, LLC/1/                Barclays U.S. Aggregate Bond
  Capital Aggregate Bond Index                                         Index.
  Portfolio)

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC           A competitive total return primarily
                                                                       from investing in fixed-income
                                                                       securities.

BlackRock Capital Appreciation       BlackRock Advisors, LLC           Long-term growth of capital.
  Portfolio (formerly BlackRock
  Legacy Large Cap Growth
  Portfolio)

PORTFOLIO                                      SUB-ADVISER                      INVESTMENT OBJECTIVE
---------                                       -----------                     --------------------

BlackRock Diversified Portfolio      BlackRock Advisors, LLC           High total return while attempting to
                                                                       limit investment risk and preserve
                                                                       capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P.     Growth of capital.

Frontier Mid Cap Growth Portfolio    Frontier Capital Management       Maximum capital appreciation.
  (formerly BlackRock Aggressive     Company, LLC/2/
  Growth Portfolio)

Jennison Growth Portfolio            Jennison Associates LLC           Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company, L.P.    Long-term capital growth from
  Portfolio                                                            investments in common stocks or
                                                                       other equity securities.

Loomis Sayles Small Cap Growth       Loomis Sayles & Company, L.P.     Long-term capital growth.
  Portfolio

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited          Long-term capital growth.
                                     Partnership

MetLife Conservative Allocation      N/A                               A high level of current income, with
  Portfolio                                                            growth of capital as a secondary
                                                                       objective.

MetLife Conservative to Moderate     N/A                               A high total return in the form of
  Allocation Portfolio                                                 income and growth of capital, with a
                                                                       greater emphasis on income.

MetLife Mid Cap Stock Index          MetLife Investment                To track the performance of the
  Portfolio                          Management, LLC/1/                Standard & Poor's MidCap 400(R)
                                                                       Composite Stock Price Index.

MetLife Moderate Allocation          N/A                               A balance between a high level of
  Portfolio                                                            current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Moderate to Aggressive       N/A                               Growth of capital.
  Allocation Portfolio

MetLife Stock Index Portfolio        MetLife Investment                To track the performance of the
                                     Management, LLC/1/                Standard & Poor's 500(R) Composite
                                                                       Stock Price Index.

MFS(R) Total Return Portfolio        Massachusetts Financial Services  Favorable total return through
                                     Company                           investment in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial Services  Capital appreciation.
                                     Company

MSCI EAFE(R) Index Portfolio         MetLife Investment                To track the performance of the
                                     Management, LLC/1/                MSCI EAFE(R) Index.

Neuberger Berman Genesis             Neuberger Berman Management       High total return, consisting
  Portfolio                          LLC                               principally of capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment                To track the performance of the
                                     Management, LLC/1/                Russell 2000(R) Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.    Long-term growth of capital and,
  Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.    Long-term capital growth.
  Portfolio

Van Eck Global Natural Resources     Van Eck Associates Corporation    Long-term capital appreciation with
  Portfolio                                                            income as a secondary
                                                                       consideration.

Western Asset Management             Western Asset Management          To maximize total return consistent
  Strategic Bond Opportunities       Company                           with preservation of capital.
  Portfolio

PORTFOLIO                                       SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

Western Asset Management U.S.         Western Asset Management         To maximize total return consistent
  Government Portfolio                Company                          with preservation of capital and
                                                                       maintenance of liquidity.

MET INVESTORS SERIES TRUST                                                   ADVISER: METLIFE ADVISERS, LLC
PORTFOLIO                                       SUB-ADVISER                   INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

AllianceBernstein Global Dynamic      AllianceBernstein L.P.           Seeks capital appreciation and
  Allocation Portfolio                                                 current income.

American Funds(R) Balanced            N/A                              A balance between a high level of
  Allocation Portfolio                                                 current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

American Funds(R) Growth Allocation   N/A                              Growth of capital.
  Portfolio

American Funds(R) Moderate            N/A                              A high total return in the form of
  Allocation Portfolio                                                 income and growth of capital, with a
                                                                       greater emphasis on income.

AQR Global Risk Balanced Portfolio    AQR Capital Management, LLC      Seeks total return.

BlackRock Global Tactical Strategies  BlackRock Financial Management,  Seeks capital appreciation and
  Portfolio                           Inc.                             current income.

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC          Long-term capital growth.

Clarion Global Real Estate Portfolio  CBRE Clarion Securities LLC      Total return through investment in
                                                                       real estate securities, emphasizing
                                                                       both capital appreciation and
                                                                       current income.

ClearBridge Aggressive Growth         ClearBridge Investments, LLC     Capital appreciation.
  Portfolio (formerly Legg Mason      (formerly ClearBridge Advisors,
  ClearBridge Aggressive Growth       LLC)
  Portfolio)

Harris Oakmark International          Harris Associates L.P.           Long-term capital appreciation.
  Portfolio

Invesco Balanced-Risk Allocation      Invesco Advisers, Inc.           Seeks total return.
  Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc.           Long-term growth of capital.

Janus Forty Portfolio                 Janus Capital Management LLC     Capital appreciation.

JPMorgan Global Active Allocation     J.P. Morgan Investment           Seeks capital appreciation and
  Portfolio                           Management Inc.                  current income.

JPMorgan Small Cap Value Portfolio    J.P. Morgan Investment           Long-term capital growth.
  (formerly Dreman Small Cap          Management Inc./3/
  Value Portfolio)

Loomis Sayles Global Markets          Loomis, Sayles & Company, L.P.   High total investment return
  Portfolio                                                            through a combination of capital
                                                                       appreciation and income.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC           High current income and the
  Portfolio                                                            opportunity for capital appreciation
                                                                       to produce a high total return.

Lord Abbett Mid Cap Value Portfolio   Lord, Abbett & Co. LLC           Capital appreciation through
                                                                       investments, primarily in equity
                                                                       securities, which are believed to be
                                                                       undervalued in the marketplace.

Met/Templeton International Bond      Franklin Advisers, Inc.          Current income with capital
  Portfolio                                                            appreciation and growth of income.

MetLife Aggressive Strategy           N/A                              Growth of capital.
  Portfolio

PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

MetLife Balanced Plus Portfolio      Pacific Investment Management     A balance between a high level of
                                     Company LLC                       current income and growth of
                                                                       capital, with a greater emphasis on
                                                                       growth of capital.

MetLife Growth Strategy Portfolio    N/A                               Growth of capital.

MetLife Multi-Index Targeted Risk    N/A                               Seeks a balance between growth of
  Portfolio                                                            capital and current income, with a
                                                                       greater emphasis on growth of
                                                                       capital.

MFS(R) Emerging Markets Equity       Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

MFS(R) Research International        Massachusetts Financial Services  Capital appreciation.
  Portfolio                          Company

Morgan Stanley Mid Cap Growth        Morgan Stanley Investment         Capital appreciation.
  Portfolio                          Management Inc.

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.            Capital appreciation.

PIMCO Inflation Protected Bond       Pacific Investment Management     Maximum real return, consistent
  Portfolio                          Company LLC                       with preservation of capital and
                                                                       prudent investment management.

PIMCO Total Return Portfolio         Pacific Investment Management     Maximum total return, consistent
                                     Company LLC                       with the preservation of capital and
                                                                       prudent investment management.

Pyramis Managed Risk Portfolio       Pyramis Global Advisors, LLC      Seeks total return.

Schroders Global Multi-Asset         Schroder Investment Management    Seeks capital appreciation and
  Portfolio                          North America Inc.                current income.

SSgA Growth and Income ETF           SSgA Funds Management, Inc.       Growth of capital and income.
  Portfolio

SSgA Growth ETF Portfolio            SSgA Funds Management, Inc.       Growth of capital.

T. Rowe Price Mid Cap Growth         T. Rowe Price Associates, Inc.    Long-term growth of capital.
  Portfolio

AMERICAN FUNDS INSURANCE SERIES(R)                         ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY
PORTFOLIO                                      SUB-ADVISER                     INVESTMENT OBJECTIVE
---------                                       -----------                    --------------------

American Funds Bond Fund             N/A                               As high a level of current income as
                                                                       is consistent with the preservation
                                                                       of capital.

American Funds Global Small          N/A                               Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund           N/A                               Growth of capital.

American Funds Growth-Income         N/A                               Long-term growth of capital and
  Fund                                                                 income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
PORTFOLIO                                        ADVISER                       INVESTMENT OBJECTIVE
---------                                         -------                      --------------------

Franklin Income Securities Fund      Franklin Advisers, Inc.           Seeks to maximize income while
                                                                       maintaining prospects for capital
                                                                       appreciation.

Mutual Shares Securities Fund        Franklin Mutual Advisers, LLC     Seeks capital appreciation, with
                                                                       income as a secondary goal.

----------
/1/Formerly MetLife Investment Advisors Company, LLC.

/2/Prior to January 7, 2013, BlackRock Advisors, LLC was the sub-adviser to the
   Portfolio.

/3/Prior to April 29, 2013, Dreman Value Management, LLC was the sub-adviser to the Portfolio.

FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

   The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE PORTFOLIOS

   The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

   An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

   Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

   For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.

SELECTION OF THE PORTFOLIOS

   We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Policies.")

VOTING RIGHTS

   We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

   We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY METLIFE INVESTORS USA

   We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

   We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                 THE POLICIES

PURCHASING A POLICY

   To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under
Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

   The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

REPLACING EXISTING INSURANCE

   It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

24 MONTH CONVERSION RIGHT

   GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name PROVIDED THAT you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

   Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

   You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

   If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

   We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

   INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

   PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.

RIGHT TO EXAMINE POLICY

   You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife Investors USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from premiums paid, whichever is required by state law.

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.

ALLOCATION OF NET PREMIUMS

   We allocate your initial net premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

   You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

   FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.

 RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE INVESTORS USA'S DESIGNATED
                                    OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife Investors USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:

        Payment Inquiries and                    MetLife Investors USA
        Correspondence                           P.O. Box 354
                                                 Warwick, RI 02887-0354

        Beneficiary and Ownership                MetLife Investors USA
        Changes                                  P.O. Box 313
                                                 Warwick, RI 02887-0313

        Surrenders, Loans,                       MetLife Investors USA
        Withdrawals and                          P.O. Box 543
        Investment Division Transfers            Warwick, RI 02887-0543

        Cancellations (Right to Examine Policy   MetLife Investors USA
        Period)                                  Free Look Unit
                                                 500 Schoolhouse Road
                                                 Johnstown, PA 15904

        Death Claims                             MetLife Investors USA
                                                 P.O. Box 353
                                                 Warwick, RI 02887-0353

        Investment Division Transfers and Other  (800) 638-5000
        Telephone Transactions and Inquiries

   You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

   We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.E., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

   Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

                                  CASH VALUE

   Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

    --net premium payments

    --the net investment experience of the Policy's Investment Divisions

    --interest credited to cash value in the Fixed Account

    --interest credited to amounts held in the Loan Account for a Policy loan

    --the death benefit option you choose

    --Policy charges

    --partial withdrawals

    --transfers among the Investment Divisions and the Fixed Account.

   The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

   The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for an Investment Division reflects:

    --the change in net asset value per share of the corresponding Portfolio
      (as of the close of regular trading on the Exchange) from its last value,

    --the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

    --any deductions for taxes that we make from the Separate Account.

   The NIF can be greater or less than one.

                                DEATH BENEFITS

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

   The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

   The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

   The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

   CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

   When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

   Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

   Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

   If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

   AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

    --101% of the cash value on the date of death, or

    --the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

   The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

   The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

   SUICIDE. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

CHANGE IN DEATH BENEFIT OPTION

   After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

   If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

   If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

   You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

   The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

   We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

   A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

   If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

   A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

   A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

   A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")

                      SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

   You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

   If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

   You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

   The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.

PARTIAL WITHDRAWAL

   After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

   We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

   If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:

  Face Amount:.................. $          350,000
  Death Benefit Option:.........  Option A -- Level

  Cash Value:................... $           12,000
  Surrender Charge:............. $          - 4,900  ($14.00 x $350,000/1,000)
                                 ------------------
  Cash Surrender Value:......... $            7,100
                                               x 20%
                                 ------------------
  Withdrawal Amount:............ $            1,420

   The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:

                       Withdrawal Amount in
 Surrender Charge  x   Excess of Free Withdrawal          =   Surrender Charge
                       ----------------------------------     On Withdrawal
                       Face Amount less Surrender Charge

      $4,900       x                 $710                 =   $10
                       ----------------------------------
                               $350,000 - $4,900

   Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:

              Face Amount before Withdrawal.............. $350,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------

              Face Amount after Withdrawal............... $348,570

              Surrender Charge before Withdrawal......... $  4,900
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Surrender Charge after Withdrawal.......... $  4,890

              Cash Value before Withdrawal............... $ 12,000
               Withdrawal................................ -  1,420
               Surrender Charge on Withdrawal............ -     10
                                                          --------
              Cash Value after Withdrawal................ $ 10,570

              Surrender Charge after Withdrawal.......... -  4,890
                                                          --------
              Cash Surrender Value after Withdrawal...... $  5,680

   Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

   A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")

                                   TRANSFERS

TRANSFER OPTION

   You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, JPMorgan Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the

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next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO
ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the

Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

   In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or
(4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

   You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

   EQUITY GENERATOR(R). The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

   ALLOCATOR/SM/. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount
(1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

   ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

   REBALANCER(R). The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

   INDEX SELECTOR(R). The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

   We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

   You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

   These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

   We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.

                                     LOANS

   You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:

    --the Policy's cash value, less

    --any Policy loan balance, less

    --loan interest due to the next Policy anniversary, less

    --the most recent Monthly Deduction times the number of months to the next
      Policy anniversary, less

    --any Surrender Charge, plus

    --interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

   The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

   A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

   You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife Investors USA's Designated Office.")

   We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

   Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

   Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

   The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

   A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.

                            LAPSE AND REINSTATEMENT

LAPSE

   In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

   The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

   The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

   On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

   If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

   If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

   Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

   Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT

   If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

   If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.

                         ADDITIONAL BENEFITS BY RIDER

   You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

   There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

   The following riders, some of which have been described previously, are available:

   CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

   WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

   WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

   OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

   ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania.)

   GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

   ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

   GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

   OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

   Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife Investors USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")

POLICY TRANSACTIONS

   Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

   Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and
(b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

   There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

   We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

   We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy

  .  investment options, including premium allocations

  .  administration of elective options

  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

  .  overhead and other expenses for providing services and benefits

  .  sales and marketing expenses

  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

   Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

   SALES CHARGE.  We deduct a 2.25% sales charge from each premium payment.

   Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

   PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

   FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

   EXAMPLE:  The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).

           NET
PREMIUM  PREMIUM
-------  -------
$4,000   $4,000
           -175   (5.5% x $2,000) + (3.25% x $2,000) = total sales, premium tax and Federal tax charges
         ------
         $3,825   Net Premium

SURRENDER CHARGE

   If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

   No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

   The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge will remain level for up to three Policy years, or for up to three years after a face amount increase, and will then decline on a monthly basis until it reaches zero at the end of the tenth Policy year (or the tenth year following the face amount increase).

   The table below shows the maximum Surrender Charge that applies (in all states except Florida) if the lapse, surrender or face amount reduction occurs at any time in the first Policy year, and in the last month of each Policy year thereafter.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                 9.50
                                           10                 0.00

   The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.

                                   FOR POLICIES WHICH    THE MAXIMUM
                                    ARE SURRENDERED,   SURRENDER CHARGE
                                       LAPSED OR      PER $1,000 OF BASE
                                     REDUCED DURING   POLICY FACE AMOUNT
                                   ------------------ ------------------
        Entire Policy Year                  1               $38.25
        Last Month of Policy Year           2                35.81
                                            3                32.56
                                            4                31.74
                                            5                29.84
                                            6                27.13
                                            7                24.42
                                            8                18.99
                                            9                11.87
                                           10                 5.93
                                           11                 0.00

   In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

   If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

   The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.

PARTIAL WITHDRAWAL CHARGE

   We reserve the right to impose a processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

TRANSFER CHARGE

   We reserve the right to impose a processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. Transfers under one of our Automated Investment Strategies do not count as transfers for the purpose of assessing this charge.

ILLUSTRATION OF BENEFITS CHARGE

   We reserve the right to impose a charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you.

MONTHLY DEDUCTION FROM CASH VALUE

   On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    --If your Policy is protected against lapse by a Guaranteed Minimum Death
      Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

    --If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

   There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

   The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

   The Monthly Deduction includes the following charges:

   POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

   COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

   MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the

Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    --smoking status

    --risk class

    --attained age

    --sex (if the Policy is sex-based).

   The current cost of insurance rates will depend on the above factors, plus

    --the insured's age at issue (and at the time of any face amount increase)

    --the Policy year (and the year of any face amount increase)

    --the Policy's face amount.

   We guarantee that the rates for underwritten Policies will not be higher than rates based on

    --the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001 CSO
      Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

    --the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

   The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

   The risk classes we use are

    --for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

    --for Policies issued on juvenile insureds: standard and rated (with our consent).

   Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

   The following standard or better smoker and non-smoker classes are available for underwritten Policies:

    --elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

    --preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

    --standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

   The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

   CHARGES FOR ADDITIONAL BENEFITS. We charge for the cost of any additional rider benefits as described in the rider form.

   MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

   The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.

                                                      CHARGE APPLIED
                                                     TO CASH VALUE IN
           POLICY YEAR        NET CASH VALUE         SEPARATE ACCOUNT
           ----------------------------------------------------------
                            < 5 target premiums           0.60%
                        5 but < 10 target premiums        0.55%
            1 - 10      10 but < 20 target premiums       0.30%
                        20 target premiums or more        0.15%
           ----------------------------------------------------------
                            < 5 target premiums           0.35%
                        5 but < 10 target premiums        0.30%
            11 - 19     10 but < 20 target premiums       0.15%
                        20 target premiums or more        0.10%
           ----------------------------------------------------------
                            < 5 target premiums           0.20%
                        5 but < 10 target premiums        0.15%
            20 - 29     10 but < 20 target premiums       0.10%
                        20 target premiums or more        0.05%
           ----------------------------------------------------------
              30+                                         0.05%
           ----------------------------------------------------------

LOAN INTEREST SPREAD

   We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT

   CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife Investors USA's Income Taxes".)

   PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS CIRCULAR 230 NOTICE: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policy Owner should seek tax advice based on the Policy Owner's particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

   In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

   In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary.

   If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife Investors USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.

   ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

   OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

   The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

METLIFE INVESTORS USA'S INCOME TAXES

   Under current Federal income tax law, MetLife Investors USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                         DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"), New England Securities Corporation ("NES"), Tower Square Securities, Inc. and Walnut Street Securities, Inc. Distributor, MSI, NES and our other affiliated selling firms are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

COMMISSIONS AND OTHER CASH COMPENSATION

   All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

   MSI and NES sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession amount described below. The percentage is determined based on a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which MSI and NES sales representative are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

   In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

   Sales representatives of our affiliates and their Managers may also be eligible for cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this cash compensation is based primarily on the amount of proprietary products sold. Proprietary products are products issued by us and our affiliates. Sales representatives of certain affiliates must meet a minimum level of sales of proprietary products in order to maintain their agent status with the company and in order to be eligible for most of the cash compensation listed above. Managers may be eligible for additional cash compensation based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the Manager supervises. Managers may pay a portion of their cash compensation to their sales representatives.

   Receipt of the cash compensation described above may provide our sales representatives and their Managers, and the sales representatives and Managers of our affiliates, with an incentive to favor the sale of the Policies over similar products issued by non-affiliates.

   The maximum commissions paid for sale of the Policies through unaffiliated selling firms, and through our affiliated selling firms Walnut Street Securities, Inc. and Tower Square Securities, Inc. are as follows: 118% of premiums paid up to the Commissionable Target Premium, and 4.0% of premiums paid in excess of Commissionable Target premium in Policy year 1; and 2.0% of all premiums paid in Policy year 2 thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to Selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

NON-CASH COMPENSATION

   Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

OTHER PAYMENTS

   We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products (other than the Policies). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

   These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliated broker-dealers, Walnut Street Securities Inc. and Tower Square Securities, Inc., and with the unaffiliated selling firms listed in the Statement of Additional Information. We and Distributor may enter into similar arrangements with our other affiliates MetLife Securities, Inc. and New England Securities Corporation. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

   We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, as well as a percentage of all premiums allocated to the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. The payments to Distributor currently equal 0.25% of Separate Account assets invested in the particular Portfolio. (See "Fee Tables--Annual Portfolio Operating Expenses" and the Portfolio prospectuses.)

   Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

   The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   You may find the financial statements of MetLife Investors USA in the Statement of Additional Information. MetLife Investors USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   GLOSSARY

   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

   BASE POLICY.  The Policy without riders.

   CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

   INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

   INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

   ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

   LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

   NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

   POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

   SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife Investors USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

   TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

   YOU.  "You" refers to the Policy Owner.

                                  APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under
Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

   For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.

           AGE OF                             AGE OF
     INSURED AT START OF PERCENTAGE OF  INSURED AT START OF  PERCENTAGE OF
       THE POLICY YEAR    CASH VALUE     THE POLICY YEAR      CASH VALUE
     ------------------- -------------  -------------------  -------------
        0 through 40         250                61               128
             41              243                62               126
             42              236                63               124
             43              229                64               122
             44              222                65               120
             45              215                66               119
             46              209                67               118
             47              203                68               117
             48              197                69               116
             49              191                70               115
             50              185                71               113
             51              178                72               111
             52              171                73               109
             53              164                74               107
             54              157          75 through 90          105
             55              150                91               104
             56              146                92               103
             57              142                93               102
             58              138          94 through 121         101
             59              134
             60              130

   For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.

                                           NET SINGLE PREMIUM
                                               FACTOR
                                           ------------------
                      AGE                   MALE     FEMALE
                      ---                   -------  -------
                      30.................. 5.82979   6.59918
                      40.................. 4.11359   4.63373
                      50.................. 2.93292   3.28706
                      60.................. 2.14246   2.40697
                      70.................. 1.64028   1.82665
                      80.................. 1.32530   1.44515
                      90.................. 1.15724   1.22113
                      100................. 1.08417   1.10646
                      120................. 1.02597   1.02597

                                  APPENDIX B

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

   The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

   Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.

   The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .88% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

   The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.88%, 5.07% and 9.04%, respectively.

   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                 DEATH BENEFIT               CASH SURRENDER VALUE                   CASH VALUE
             ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF  GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  ------------------------------- ------------------------------    ------------------------------
YEAR       0%        6%         10%       0%         6%          10%        0%         6%          10%
------     --        --         ---       --         --          ---        --         --          ---
 1      $350,000 $  350,000 $   350,000 $     0  $        0  $         0  $ 1,570  $    1,686  $     1,763
 2       350,000    350,000     350,000       0           0            0    3,087       3,415        3,642
 3       350,000    350,000     350,000       0         289          746    4,551       5,190        5,646
 4       350,000    350,000     350,000   1,714       2,763        3,538    5,961       7,010        7,785
 5       350,000    350,000     350,000   3,721       5,281        6,473    7,315       8,875       10,067
 6       350,000    350,000     350,000   5,341       7,515        9,232    8,608      10,782       12,499
 7       350,000    350,000     350,000   6,901       9,791       12,152    9,841      12,731       15,092
 8       350,000    350,000     350,000   8,729      12,440       15,585   11,016      14,727       17,872
 9       350,000    350,000     350,000  11,677      16,346       20,428   12,821      17,490       21,572
 10      350,000    350,000     350,000  14,562      20,340       25,548   14,562      20,340       25,548
 15      350,000    350,000     350,000  22,894      36,833       51,663   22,894      36,833       51,663
 20      350,000    350,000     350,000  30,031      57,271       91,289   30,031      57,271       91,289
 25      350,000    350,000     350,000  35,466      82,152      151,564   35,466      82,152      151,564
 30      350,000    350,000     350,000  37,840     111,772      243,832   37,840     111,772      243,832
 35      350,000    350,000     448,873  35,263     146,462      386,960   35,263     146,462      386,960
 40      350,000    350,000     648,878  25,853     188,170      606,428   25,853     188,170      606,428
 45      350,000    350,000     989,793      75     237,374      942,660       75     237,374      942,660
 50                 350,000   1,520,370             296,130    1,447,972              296,130    1,447,972
 55                 397,843   2,300,255             378,898    2,190,719              378,898    2,190,719
 60                 492,436   3,347,296             487,561    3,314,155              487,561    3,314,155
 65                 636,414   5,110,214             630,112    5,059,618              630,112    5,059,618
 70                 817,152   7,780,915             809,061    7,703,876              809,061    7,703,876
 75               1,042,081  11,802,550           1,031,764   11,685,693            1,031,764   11,685,693
 80               1,317,171  17,786,781           1,304,130   17,610,674            1,304,130   17,610,674
 85               1,645,665  26,544,892           1,629,371   26,282,071            1,629,371   26,282,071
 86               1,719,289  28,741,219           1,702,266   28,456,652            1,702,266   28,456,652

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                        PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                DEATH BENEFIT             CASH SURRENDER VALUE                   CASH VALUE
            ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
END OF  GROSS ANNUAL RATE OF RETURN OF GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
POLICY  -----------------------------  ------------------------------    ------------------------------
YEAR       0%        6%        10%       0%        6%          10%         0%        6%          10%
------     --        --        ---        --        --         ---          --        --         ---
 1      $350,000  $350,000 $   350,000 $     0   $     0   $         0   $ 1,262   $ 1,368   $     1,438
 2       350,000   350,000     350,000       0         0             0     2,484     2,774         2,974
 3       350,000   350,000     350,000       0         0             0     3,670     4,223         4,620
 4       350,000   350,000     350,000     560     1,457         2,122     4,807     5,704         6,369
 5       350,000   350,000     350,000   2,305     3,628         4,642     5,899     7,222         8,236
 6       350,000   350,000     350,000   3,676     5,507         6,959     6,943     8,774        10,226
 7       350,000   350,000     350,000   4,991     7,413         9,399     7,932    10,354        12,340
 8       350,000   350,000     350,000   6,567     9,664        12,290     8,854    11,951        14,577
 9       350,000   350,000     350,000   8,562    12,416        15,799     9,706    13,560        16,943
 10      350,000   350,000     350,000  10,478    15,172        19,437    10,478    15,172        19,437
 15      350,000   350,000     350,000  13,416    23,745        34,986    13,416    23,745        34,986
 20      350,000   350,000     350,000  14,137    32,435        56,574    14,137    32,435        56,574
 25      350,000   350,000     350,000  10,313    38,944        85,719    10,313    38,944        85,719
 30                350,000     350,000            39,633       125,094              39,633       125,094
 35                350,000     350,000            27,244       180,474              27,244       180,474
 40                            350,000                         264,554                           264,554
 45                            426,806                         406,482                           406,482
 50                            653,359                         622,247                           622,247
 55                            978,713                         932,108                           932,108
 60                          1,409,769                       1,395,811                         1,395,811
 65                          2,140,480                       2,119,287                         2,119,287
 70                          3,221,111                       3,189,219                         3,189,219
 75                          4,795,371                       4,747,892                         4,747,892
 80                          7,039,205                       6,969,510                         6,969,510
 85                         10,306,209                      10,204,168                        10,204,168
 86                         11,122,309                      11,012,187                        11,012,187

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

   Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

   For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

   This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

   Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Investors USA Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Investors USA Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2012, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2012, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                  AMERICAN FUNDS
                                             AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS        AMERICAN FUNDS
                                                  BOND            CAPITALIZATION           GROWTH             GROWTH-INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value.............  $        2,977,166   $        7,997,921   $        18,746,001  $        11,125,433
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets......................           2,977,166            7,997,921            18,746,001           11,125,433
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities.................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS...............................  $        2,977,166   $        7,997,921   $        18,746,001  $        11,125,433
                                           ===================  ===================  ===================  ====================


 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                  MIST
                                            ALLIANCEBERNSTEIN          MIST                 MIST                 MIST
                                             GLOBAL DYNAMIC       AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS
                                               ALLOCATION       BALANCED ALLOCATION   GROWTH ALLOCATION   MODERATE ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $          164,037   $        2,313,287   $        8,795,275   $        3,776,895
   Due from MetLife Investors USA
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................              164,037            2,313,287            8,795,275            3,776,895
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $          164,037   $        2,313,287   $        8,795,275   $        3,776,895
                                           ===================  ===================  ===================  ===================


                                                  MIST                 MIST
                                               AQR GLOBAL        BLACKROCK GLOBAL      MIST BLACKROCK        MIST CLARION
                                              RISK BALANCED     TACTICAL STRATEGIES    LARGE CAP CORE     GLOBAL REAL ESTATE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value............   $          457,203   $          287,874   $        1,280,987   $        4,952,941
   Due from MetLife Investors USA
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets.....................              457,203              287,874            1,280,987            4,952,941
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company..................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities................                   --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS..............................   $          457,203   $          287,874   $        1,280,987   $        4,952,941
                                           ===================  ===================  ===================  ===================


                                                                    MIST HARRIS
                                               MIST DREMAN            OAKMARK
                                             SMALL CAP VALUE       INTERNATIONAL
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value............   $          741,717   $        7,754,876
   Due from MetLife Investors USA
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Assets.....................              741,717            7,754,876
                                           -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company..................                   --                   --
                                           -------------------  -------------------
       Total Liabilities................                   --                   --
                                           -------------------  -------------------

NET ASSETS..............................   $          741,717   $        7,754,876
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MIST INVESCO                                                       MIST
                                              BALANCED-RISK        MIST INVESCO                             JPMORGAN GLOBAL
                                               ALLOCATION        SMALL CAP GROWTH     MIST JANUS FORTY     ACTIVE ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $          666,089   $        1,045,357   $        8,091,596   $          111,237
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................             666,089            1,045,357            8,091,596              111,237
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $          666,089   $        1,045,357   $        8,091,596   $          111,237
                                           ===================  ===================  ===================  ===================

                                             MIST LEGG MASON
                                               CLEARBRIDGE       MIST LORD ABBETT     MIST LORD ABBETT           MIST
                                            AGGRESSIVE GROWTH     BOND DEBENTURE        MID CAP VALUE     MET/FRANKLIN INCOME
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        1,833,800   $        3,675,941   $        3,771,705   $       12,725,173
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................           1,833,800            3,675,941            3,771,705           12,725,173
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $        1,833,800   $        3,675,941   $        3,771,705   $       12,725,173
                                           ===================  ===================  ===================  ===================

                                                                 MIST MET/FRANKLIN
                                            MIST MET/FRANKLIN   TEMPLETON FOUNDING
                                              MUTUAL SHARES          STRATEGY
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value.............  $       14,068,106   $       13,818,098
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Assets......................          14,068,106           13,818,098
                                           -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                   1                   --
                                           -------------------  -------------------
       Total Liabilities.................                   1                   --
                                           -------------------  -------------------

NET ASSETS...............................  $       14,068,105   $       13,818,098
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                  MIST                 MIST
                                              MET/TEMPLETON        MET/TEMPLETON        MIST METLIFE         MIST METLIFE
                                                 GROWTH         INTERNATIONAL BOND   AGGRESSIVE STRATEGY     BALANCED PLUS
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        1,740,092   $           71,800   $       10,421,025   $          242,903
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                    2                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................           1,740,092               71,800           10,421,027              242,903
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $        1,740,092   $           71,800   $       10,421,027   $          242,903
                                           ===================  ===================  ===================  ===================

                                                                       MIST                                      MIST
                                            MIST MFS EMERGING      MFS RESEARCH             MIST            MORGAN STANLEY
                                             MARKETS EQUITY        INTERNATIONAL         MLA MID CAP        MID CAP GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $          662,765   $        4,213,173   $          850,349   $        1,914,016
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Assets......................             662,765            4,213,173              850,349            1,914,016
                                           -------------------  -------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------
       Total Liabilities.................                  --                   --                   --                   --
                                           -------------------  -------------------  -------------------  -------------------

NET ASSETS...............................  $          662,765   $        4,213,173   $          850,349   $        1,914,016
                                           ===================  ===================  ===================  ===================

                                                  MIST
                                             PIMCO INFLATION         MIST PIMCO
                                             PROTECTED BOND         TOTAL RETURN
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  --------------------
ASSETS:
   Investments at fair value.............  $         5,161,187  $        11,092,722
   Due from MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------  --------------------
       Total Assets......................            5,161,187           11,092,722
                                           -------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------  --------------------
       Total Liabilities.................                   --                   --
                                           -------------------  --------------------

NET ASSETS...............................  $         5,161,187  $        11,092,722
                                           ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                MIST RCM           MIST SCHRODERS      MIST SSGA GROWTH         MIST SSGA
                                               TECHNOLOGY        GLOBAL MULTI-ASSET     AND INCOME ETF         GROWTH ETF
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  --------------------  -------------------  -------------------
ASSETS:
   Investments at fair value.............  $         2,199,454  $            35,618   $        5,757,443   $        5,634,239
   Due from MetLife Investors USA
     Insurance Company...................                   --                   --                   --                   --
                                           -------------------  --------------------  -------------------  -------------------
       Total Assets......................            2,199,454               35,618            5,757,443            5,634,239
                                           -------------------  --------------------  -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                   --                   --                   --                   --
                                           -------------------  --------------------  -------------------  -------------------
       Total Liabilities.................                   --                   --                   --                   --
                                           -------------------  --------------------  -------------------  -------------------

NET ASSETS...............................  $         2,199,454  $            35,618   $        5,757,443   $        5,634,239
                                           ===================  ====================  ===================  ===================

                                           MIST T. ROWE PRICE   MSF BAILLIE GIFFORD  MSF BARCLAYS CAPITAL     MSF BLACKROCK
                                             MID CAP GROWTH     INTERNATIONAL STOCK  AGGREGATE BOND INDEX   AGGRESSIVE GROWTH
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  --------------------  -------------------
ASSETS:
   Investments at fair value.............  $        3,685,725   $         1,467,720   $        8,602,086   $        2,100,587
   Due from MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------  --------------------  -------------------
       Total Assets......................           3,685,725             1,467,720            8,602,086            2,100,587
                                           -------------------  -------------------  --------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------  --------------------  -------------------
       Total Liabilities.................                  --                    --                   --                   --
                                           -------------------  -------------------  --------------------  -------------------

NET ASSETS...............................  $        3,685,725   $         1,467,720   $        8,602,086   $        2,100,587
                                           ===================  ===================  ====================  ===================

                                              MSF BLACKROCK         MSF BLACKROCK
                                               BOND INCOME           DIVERSIFIED
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------   -------------------
ASSETS:
   Investments at fair value.............  $         2,109,709   $        1,195,726
   Due from MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------   -------------------
       Total Assets......................            2,109,709            1,195,726
                                           -------------------   -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------   -------------------
       Total Liabilities.................                   --                   --
                                           -------------------   -------------------

NET ASSETS...............................  $         2,109,709   $        1,195,726
                                           ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                        MSF
                                              MSF BLACKROCK      BLACKROCK LEGACY          MSF DAVIS             MSF FI
                                             LARGE CAP VALUE     LARGE CAP GROWTH        VENTURE VALUE        VALUE LEADERS
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        4,226,420   $         1,289,858   $        7,804,023   $          595,339
   Due from MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Assets......................           4,226,420             1,289,858            7,804,023              595,339
                                           -------------------  -------------------   -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                    --                   --                    1
                                           -------------------  -------------------   -------------------  -------------------
       Total Liabilities.................                  --                    --                   --                    1
                                           -------------------  -------------------   -------------------  -------------------

NET ASSETS...............................  $        4,226,420   $         1,289,858   $        7,804,023   $          595,338
                                           ===================  ===================   ===================  ===================


                                              MSF JENNISON       MSF LOOMIS SAYLES    MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                                 GROWTH           SMALL CAP CORE      SMALL CAP GROWTH        MID CAP VALUE
                                           INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------  --------------------
ASSETS:
   Investments at fair value.............  $        1,705,048   $        2,725,600   $           964,419  $         1,524,786
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Assets......................           1,705,048            2,725,600               964,419            1,524,786
                                           -------------------  -------------------  -------------------  --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------
       Total Liabilities.................                  --                   --                    --                   --
                                           -------------------  -------------------  -------------------  --------------------

NET ASSETS...............................  $        1,705,048   $        2,725,600   $           964,419  $         1,524,786
                                           ===================  ===================  ===================  ====================

                                               MSF METLIFE          MSF METLIFE
                                              CONSERVATIVE        CONSERVATIVE TO
                                               ALLOCATION       MODERATE ALLOCATION
                                           INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        2,305,791   $        3,703,030
   Due from MetLife Investors USA
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Assets......................           2,305,791            3,703,030
                                           -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                   --
                                           -------------------  -------------------
       Total Liabilities.................                  --                   --
                                           -------------------  -------------------

NET ASSETS...............................  $        2,305,791   $        3,703,030
                                           ===================  ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                          MSF METLIFE
                                               MSF METLIFE           MSF METLIFE          MODERATE TO          MSF METLIFE
                                           MID CAP STOCK INDEX   MODERATE ALLOCATION AGGRESSIVE ALLOCATION     STOCK INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------- --------------------- -------------------
ASSETS:
   Investments at fair value.............  $        4,713,203   $        21,740,853   $       44,578,433   $       18,623,576
   Due from MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------- --------------------- -------------------
       Total Assets......................           4,713,203            21,740,853           44,578,433           18,623,576
                                           -------------------  -------------------- --------------------- -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                    --                   --                    1
                                           -------------------  -------------------- --------------------- -------------------
       Total Liabilities.................                  --                    --                   --                    1
                                           -------------------  -------------------- --------------------- -------------------

NET ASSETS...............................  $        4,713,203   $        21,740,853   $       44,578,433   $       18,623,575
                                           ===================  ==================== ===================== ===================


                                                 MSF MFS                                   MSF MSCI           MSF NEUBERGER
                                              TOTAL RETURN         MSF MFS VALUE          EAFE INDEX         BERMAN GENESIS
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $        1,613,514   $         1,437,534   $        6,978,408   $        1,425,510
   Due from MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Assets......................           1,613,514             1,437,534            6,978,408            1,425,510
                                           -------------------  -------------------   -------------------  -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------
       Total Liabilities.................                  --                    --                   --                   --
                                           -------------------  -------------------   -------------------  -------------------

NET ASSETS...............................  $        1,613,514   $         1,437,534   $        6,978,408   $        1,425,510
                                           ===================  ===================   ===================  ===================


                                             MSF OPPENHEIMER             MSF
                                              GLOBAL EQUITY      RUSSELL 2000 INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                           -------------------   -------------------
ASSETS:
   Investments at fair value.............  $         3,139,545   $        3,542,356
   Due from MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------   -------------------
       Total Assets......................            3,139,545            3,542,356
                                           -------------------   -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                   --                   --
                                           -------------------   -------------------
       Total Liabilities.................                   --                   --
                                           -------------------   -------------------

NET ASSETS...............................  $         3,139,545   $        3,542,356
                                           ===================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012


                                                                                                            MSF WESTERN ASSET
                                            MSF T. ROWE PRICE    MSF T. ROWE PRICE    MSF VAN ECK GLOBAL  MANAGEMENT STRATEGIC
                                            LARGE CAP GROWTH     SMALL CAP GROWTH      NATURAL RESOURCES   BOND OPPORTUNITIES
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                           -------------------  -------------------  -------------------- --------------------
ASSETS:
   Investments at fair value.............  $        1,794,045   $         2,547,858  $           643,272   $        2,116,268
   Due from MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------  -------------------- --------------------
       Total Assets......................           1,794,045             2,547,858              643,272            2,116,268
                                           -------------------  -------------------  -------------------- --------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --                    --                   --                   --
                                           -------------------  -------------------  -------------------- --------------------
       Total Liabilities.................                  --                    --                   --                   --
                                           -------------------  -------------------  -------------------- --------------------

NET ASSETS...............................  $        1,794,045   $         2,547,858  $           643,272   $        2,116,268
                                           ===================  ===================  ==================== ====================

                                            MSF WESTERN ASSET
                                               MANAGEMENT
                                             U.S. GOVERNMENT
                                           INVESTMENT DIVISION
                                           -------------------
ASSETS:
   Investments at fair value.............  $        1,305,690
   Due from MetLife Investors USA
     Insurance Company...................                  --
                                           -------------------
       Total Assets......................           1,305,690
                                           -------------------
LIABILITIES:
   Due to MetLife Investors USA
     Insurance Company...................                  --
                                           -------------------
       Total Liabilities.................                  --
                                           -------------------

NET ASSETS...............................  $        1,305,690
                                           ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                 AMERICAN FUNDS
                                            AMERICAN FUNDS        GLOBAL SMALL       AMERICAN FUNDS       AMERICAN FUNDS
                                                 BOND            CAPITALIZATION          GROWTH            GROWTH-INCOME
                                          INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  ------------------- -------------------  -------------------
INVESTMENT INCOME:
      Dividends.........................  $           71,796   $           93,663  $          137,498   $          167,958
                                          -------------------  ------------------- -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                  --                   --                  --                   --
      Realized gains (losses) on sale of
        investments.....................              12,475               45,667             130,000               98,855
                                          -------------------  ------------------- -------------------  -------------------
          Net realized gains (losses)...              12,475               45,667             130,000               98,855
                                          -------------------  ------------------- -------------------  -------------------
      Change in unrealized gains (losses)
        on investments..................              49,666            1,004,640           2,284,281            1,229,762
                                          -------------------  ------------------- -------------------  -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................              62,141            1,050,307           2,414,281            1,328,617
                                          -------------------  ------------------- -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $          133,937   $        1,143,970  $        2,551,779   $        1,496,575
                                          ===================  =================== ===================  ===================

                                                   MIST
                                             ALLIANCEBERNSTEIN           MIST                MIST                MIST
                                              GLOBAL DYNAMIC        AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS
                                                ALLOCATION        BALANCED ALLOCATION  GROWTH ALLOCATION  MODERATE ALLOCATION
                                          INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                          ----------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
      Dividends.........................     $              --    $           37,296  $          105,210  $           73,420
                                          ----------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                    --                18,988                  --              40,801
      Realized gains (losses) on sale of
        investments.....................                 1,232                14,775              31,924              20,771
                                          ----------------------- ------------------- ------------------- -------------------
          Net realized gains (losses)...                 1,232                33,763              31,924              61,572
                                          ----------------------- ------------------- ------------------- -------------------
      Change in unrealized gains (losses)
        on investments..................                 6,540               172,376             962,953             184,370
                                          ----------------------- ------------------- ------------------- -------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................                 7,772               206,139             994,877             245,942
                                          ----------------------- ------------------- ------------------- -------------------
      Net increase (decrease) in net assets
        resulting from operations.......     $           7,772    $          243,435  $        1,100,087  $          319,362
                                          ======================= =================== =================== ===================


                                                   MIST                    MIST
                                                AQR GLOBAL           BLACKROCK GLOBAL
                                               RISK BALANCED        TACTICAL STRATEGIES
                                          INVESTMENT DIVISION (a) INVESTMENT DIVISION (a)
                                          ----------------------- -----------------------
INVESTMENT INCOME:
      Dividends.........................    $               --      $               --
                                          ----------------------- -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                    --                      --
      Realized gains (losses) on sale of
        investments.....................                 2,780                   1,755
                                          ----------------------- -----------------------
          Net realized gains (losses)...                 2,780                   1,755
                                          ----------------------- -----------------------
      Change in unrealized gains (losses)
        on investments..................                12,934                  10,616
                                          ----------------------- -----------------------
      Net realized and change in
        unrealized gains (losses)
        on investments..................                15,714                  12,371
                                          ----------------------- -----------------------
      Net increase (decrease) in net assets
        resulting from operations.......    $           15,714      $           12,371
                                          ======================= =======================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                              MIST
                                            MIST BLACKROCK       MIST CLARION          MIST DREMAN       HARRIS OAKMARK
                                            LARGE CAP CORE    GLOBAL REAL ESTATE     SMALL CAP VALUE      INTERNATIONAL
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                          ------------------- -------------------  ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $           11,000  $           85,293   $            5,143   $         102,638
                                          ------------------- -------------------  ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --                   --                  --
     Realized gains (losses) on sale of
        investments.....................               8,482              50,369                7,306              72,981
                                          ------------------- -------------------  ------------------- -------------------
          Net realized gains (losses)...               8,482              50,369                7,306              72,981
                                          ------------------- -------------------  ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................              91,818             764,489               80,355           1,488,805
                                          ------------------- -------------------  ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             100,300             814,858               87,661           1,561,786
                                          ------------------- -------------------  ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          111,300  $          900,151   $           92,804   $       1,664,424
                                          =================== ===================  =================== ===================

                                               MIST INVESCO                                                        MIST
                                               BALANCED-RISK         MIST INVESCO                             JPMORGAN GLOBAL
                                                ALLOCATION         SMALL CAP GROWTH    MIST JANUS FORTY      ACTIVE ALLOCATION
                                          INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION (a)
                                          ----------------------- ------------------- ------------------- -----------------------
INVESTMENT INCOME:
     Dividends..........................    $            1,946    $               --  $           28,238    $             386
                                          ----------------------- ------------------- ------------------- -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                 7,045                51,450                  --                  671
     Realized gains (losses) on sale of
        investments.....................                   190                11,264              89,157                  187
                                          ----------------------- ------------------- ------------------- -----------------------
          Net realized gains (losses)...                 7,235                62,714              89,157                  858
                                          ----------------------- ------------------- ------------------- -----------------------
     Change in unrealized gains (losses)
        on investments..................                 7,832                80,690           1,183,963                3,053
                                          ----------------------- ------------------- ------------------- -----------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................                15,067               143,404           1,273,120                3,911
                                          ----------------------- ------------------- ------------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations.......    $           17,013    $          143,404  $        1,301,358    $           4,297
                                          ======================= =================== =================== =======================

                                            MIST LEGG MASON
                                              CLEARBRIDGE      MIST LORD ABBETT
                                           AGGRESSIVE GROWTH    BOND DEBENTURE
                                          INVESTMENT DIVISION INVESTMENT DIVISION
                                          ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $            3,186  $          207,808
                                          ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --
     Realized gains (losses) on sale of
        investments.....................              35,919               9,155
                                          ------------------- -------------------
          Net realized gains (losses)...              35,919               9,155
                                          ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................             204,789             147,400
                                          ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             240,708             156,555
                                          ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          243,894  $          364,363
                                          =================== ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                          MIST MET/FRANKLIN
                                            MIST LORD ABBETT            MIST          MIST MET/FRANKLIN  TEMPLETON FOUNDING
                                              MID CAP VALUE      MET/FRANKLIN INCOME    MUTUAL SHARES         STRATEGY
                                         INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                         ----------------------- ------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................   $               --    $        1,079,577  $          176,333  $          933,095
                                         ----------------------- ------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                   --               447,518           3,850,602             360,552
     Realized gains (losses) on sale of
        investments.....................              (1,282)               182,422           (678,256)             406,035
                                         ----------------------- ------------------- ------------------- -------------------
          Net realized gains (losses)...              (1,282)               629,940           3,172,346             766,587
                                         ----------------------- ------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................              144,184               569,489           (710,367)           1,245,500
                                         ----------------------- ------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................              142,902             1,199,429           2,461,979           2,012,087
                                         ----------------------- ------------------- ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......   $          142,902    $        2,279,006  $        2,638,312  $        2,945,182
                                         ======================= =================== =================== ===================

                                                MIST                  MIST
                                            MET/TEMPLETON         MET/TEMPLETON         MIST METLIFE          MIST METLIFE
                                               GROWTH          INTERNATIONAL BOND    AGGRESSIVE STRATEGY      BALANCED PLUS
                                         INVESTMENT DIVISION INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION (a)
                                         ------------------- ----------------------- ------------------- -----------------------
INVESTMENT INCOME:
     Dividends.......................... $           24,486    $              --     $           75,667    $               --
                                         ------------------- ----------------------- ------------------- -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........             50,410                   --                     --                    --
     Realized gains (losses) on sale of
        investments.....................             14,062                   99               (46,882)                   873
                                         ------------------- ----------------------- ------------------- -----------------------
          Net realized gains (losses)...             64,472                   99               (46,882)                   873
                                         ------------------- ----------------------- ------------------- -----------------------
     Change in unrealized gains (losses)
        on investments..................            214,075                2,503              1,387,868                11,594
                                         ------------------- ----------------------- ------------------- -----------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................            278,547                2,602              1,340,986                12,467
                                         ------------------- ----------------------- ------------------- -----------------------
     Net increase (decrease) in net assets
        resulting from operations....... $          303,033    $           2,602     $        1,416,653    $           12,467
                                         =================== ======================= =================== =======================

                                                                    MIST
                                          MIST MFS EMERGING     MFS RESEARCH
                                           MARKETS EQUITY       INTERNATIONAL
                                         INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- -------------------
INVESTMENT INCOME:
     Dividends.......................... $           2,800   $           71,562
                                         ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                --                   --
     Realized gains (losses) on sale of
        investments.....................             1,488               19,104
                                         ------------------- -------------------
          Net realized gains (losses)...             1,488               19,104
                                         ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................            64,450              472,298
                                         ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................            65,938              491,402
                                         ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations....... $          68,738   $          562,964
                                         =================== ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                     MIST                MIST
                                                MIST            MORGAN STANLEY      PIMCO INFLATION        MIST PIMCO
                                             MLA MID CAP        MID CAP GROWTH      PROTECTED BOND        TOTAL RETURN
                                         INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
                                         -------------------  ------------------- -------------------  -------------------
INVESTMENT INCOME:
     Dividends.........................  $            4,556   $               --  $          125,578   $          300,869
                                         -------------------  ------------------- -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions.......                  --                   --             230,453                   --
     Realized gains (losses) on sale of
        investments....................              21,478               15,819              11,254               28,014
                                         -------------------  ------------------- -------------------  -------------------
          Net realized gains (losses)..              21,478               15,819             241,707               28,014
                                         -------------------  ------------------- -------------------  -------------------
     Change in unrealized gains (losses)
        on investments.................              18,687              119,933            (15,760)              514,624
                                         -------------------  ------------------- -------------------  -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments.................              40,165              135,752             225,947              542,638
                                         -------------------  ------------------- -------------------  -------------------
     Net increase (decrease) in net assets
        resulting from operations......  $           44,721   $          135,752  $          351,525   $          843,507
                                         ===================  =================== ===================  ===================


                                              MIST RCM           MIST SCHRODERS       MIST SSGA GROWTH        MIST SSGA
                                             TECHNOLOGY        GLOBAL MULTI-ASSET      AND INCOME ETF        GROWTH ETF
                                         INVESTMENT DIVISION INVESTMENT DIVISION (a) INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- ----------------------- ------------------- -------------------
INVESTMENT INCOME:
     Dividends.........................  $               --     $             269    $           96,533  $           89,206
                                         ------------------- ----------------------- ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions.......             193,261                   605                82,603             149,582
     Realized gains (losses) on sale of
        investments....................              12,013                    70                16,455              28,180
                                         ------------------- ----------------------- ------------------- -------------------
          Net realized gains (losses)..             205,274                   675                99,058             177,762
                                         ------------------- ----------------------- ------------------- -------------------
     Change in unrealized gains (losses)
        on investments.................            (26,298)                 (253)               342,742             359,491
                                         ------------------- ----------------------- ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments.................             178,976                   422               441,800             537,253
                                         ------------------- ----------------------- ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations......  $          178,976     $             691    $          538,333  $          626,459
                                         =================== ======================= =================== ===================


                                         MIST T. ROWE PRICE  MSF BAILLIE GIFFORD
                                           MID CAP GROWTH    INTERNATIONAL STOCK
                                         INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- -------------------
INVESTMENT INCOME:
     Dividends.........................  $               --  $           16,168
                                         ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions.......             358,968                  --
     Realized gains (losses) on sale of
        investments....................              17,331                (50)
                                         ------------------- -------------------
          Net realized gains (losses)..             376,299                (50)
                                         ------------------- -------------------
     Change in unrealized gains (losses)
        on investments.................             (2,579)             204,793
                                         ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments.................             373,720             204,743
                                         ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations......  $          373,720  $          220,911
                                         =================== ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                         MSF BARCLAYS CAPITAL    MSF BLACKROCK        MSF BLACKROCK       MSF BLACKROCK
                                         AGGREGATE BOND INDEX  AGGRESSIVE GROWTH       BOND INCOME         DIVERSIFIED
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                         -------------------- -------------------  ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $         260,646   $               --   $           41,268  $           20,106
                                         -------------------- -------------------  ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                 --                   --                9,945                  --
     Realized gains (losses) on sale of
        investments.....................             18,405               15,538                3,427               6,835
                                         -------------------- -------------------  ------------------- -------------------
          Net realized gains (losses)...             18,405               15,538               13,372               6,835
                                         -------------------- -------------------  ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................            (1,131)              166,645               63,245              78,511
                                         -------------------- -------------------  ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             17,274              182,183               76,617              85,346
                                         -------------------- -------------------  ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $         277,920   $          182,183   $          117,885  $          105,452
                                         ==================== ===================  =================== ===================

                                                                      MSF
                                            MSF BLACKROCK      BLACKROCK LEGACY         MSF DAVIS            MSF FI
                                           LARGE CAP VALUE     LARGE CAP GROWTH       VENTURE VALUE       VALUE LEADERS
                                         INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION
                                         -------------------  -------------------  ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $          56,185   $            3,188   $          55,559   $            5,629
                                         -------------------  -------------------  ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........            547,264                   --                  --                   --
     Realized gains (losses) on sale of
        investments.....................             11,667                9,891              41,459                6,079
                                         -------------------  -------------------  ------------------- -------------------
          Net realized gains (losses)...            558,931                9,891              41,459                6,079
                                         -------------------  -------------------  ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................          (143,913)              118,868             703,632               55,335
                                         -------------------  -------------------  ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................            415,018              128,759             745,091               61,414
                                         -------------------  -------------------  ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $         471,203   $          131,947   $         800,650   $           67,043
                                         ===================  ===================  =================== ===================


                                            MSF JENNISON      MSF LOOMIS SAYLES
                                               GROWTH          SMALL CAP CORE
                                         INVESTMENT DIVISION INVESTMENT DIVISION
                                         ------------------- -------------------
INVESTMENT INCOME:
     Dividends.......................... $            1,412  $               --
                                         ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........             99,513              56,477
     Realized gains (losses) on sale of
        investments.....................              2,312              34,934
                                         ------------------- -------------------
          Net realized gains (losses)...            101,825              91,411
                                         ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................           (36,955)             218,016
                                         ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             64,870             309,427
                                         ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations....... $           66,282  $          309,427
                                         =================== ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                       MSF METLIFE          MSF METLIFE
                                           MSF LOOMIS SAYLES    MSF MET/ARTISAN       CONSERVATIVE        CONSERVATIVE TO
                                           SMALL CAP GROWTH      MID CAP VALUE         ALLOCATION       MODERATE ALLOCATION
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
INVESTMENT INCOME:
     Dividends..........................  $               --  $           12,473   $           57,537   $           89,764
                                          ------------------- -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --               44,422                8,976
     Realized gains (losses) on sale of
        investments.....................              13,123              17,999               14,392               24,963
                                          ------------------- -------------------  -------------------  -------------------
          Net realized gains (losses)...              13,123              17,999               58,814               33,939
                                          ------------------- -------------------  -------------------  -------------------
     Change in unrealized gains (losses)
        on investments..................              67,512             117,105               51,318              203,211
                                          ------------------- -------------------  -------------------  -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................              80,635             135,104              110,132              237,150
                                          ------------------- -------------------  -------------------  -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $           80,635  $          147,577   $          167,669   $          326,914
                                          =================== ===================  ===================  ===================

                                                                                        MSF METLIFE
                                              MSF METLIFE          MSF METLIFE          MODERATE TO          MSF METLIFE
                                          MID CAP STOCK INDEX  MODERATE ALLOCATION AGGRESSIVE ALLOCATION     STOCK INDEX
                                          INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          -------------------  ------------------- --------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $           33,936   $          450,423   $          783,496   $          269,897
                                          -------------------  ------------------- --------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........             142,674                   --                   --              108,336
     Realized gains (losses) on sale of
        investments.....................              60,660              113,863              316,937              234,827
                                          -------------------  ------------------- --------------------- -------------------
          Net realized gains (losses)...             203,334              113,863              316,937              343,163
                                          -------------------  ------------------- --------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................             329,986            1,705,074            4,380,657            1,627,625
                                          -------------------  ------------------- --------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             533,320            1,818,937            4,697,594            1,970,788
                                          -------------------  ------------------- --------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          567,256   $        2,269,360   $        5,481,090   $        2,240,685
                                          ===================  =================== ===================== ===================


                                                MSF MFS
                                             TOTAL RETURN        MSF MFS VALUE
                                          INVESTMENT DIVISION INVESTMENT DIVISION
                                          ------------------- -------------------
INVESTMENT INCOME:
     Dividends..........................  $           34,990  $           16,838
                                          ------------------- -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --              11,990
     Realized gains (losses) on sale of
        investments.....................               6,059              19,145
                                          ------------------- -------------------
          Net realized gains (losses)...               6,059              31,135
                                          ------------------- -------------------
     Change in unrealized gains (losses)
        on investments..................              99,704             105,384
                                          ------------------- -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             105,763             136,519
                                          ------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          140,753  $          153,357
                                          =================== ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                               MSF MSCI          MSF NEUBERGER       MSF OPPENHEIMER            MSF
                                              EAFE INDEX        BERMAN GENESIS        GLOBAL EQUITY     RUSSELL 2000 INDEX
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  -------------------  -------------------
INVESTMENT INCOME:
     Dividends..........................  $          164,670  $            4,543   $           36,846   $          32,135
                                          ------------------- -------------------  -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --                   --                  --
     Realized gains (losses) on sale of
        investments.....................              25,807              22,063               23,449              95,090
                                          ------------------- -------------------  -------------------  -------------------
          Net realized gains (losses)...              25,807              22,063               23,449              95,090
                                          ------------------- -------------------  -------------------  -------------------
     Change in unrealized gains (losses)
        on investments..................             807,663              92,621              426,681             296,939
                                          ------------------- -------------------  -------------------  -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             833,470             114,684              450,130             392,029
                                          ------------------- -------------------  -------------------  -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          998,140  $          119,227   $          486,976   $         424,164
                                          =================== ===================  ===================  ===================

                                                                                                         MSF WESTERN ASSET
                                           MSF T. ROWE PRICE   MSF T. ROWE PRICE   MSF VAN ECK GLOBAL  MANAGEMENT STRATEGIC
                                           LARGE CAP GROWTH    SMALL CAP GROWTH     NATURAL RESOURCES   BOND OPPORTUNITIES
                                          INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                          ------------------- -------------------  ------------------- --------------------
INVESTMENT INCOME:
     Dividends..........................  $            1,463  $               --   $               --   $          55,494
                                          ------------------- -------------------  ------------------- --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --             187,472               24,062                  --
     Realized gains (losses) on sale of
        investments.....................              11,596              26,160              (5,580)               8,738
                                          ------------------- -------------------  ------------------- --------------------
          Net realized gains (losses)...              11,596             213,632               18,482               8,738
                                          ------------------- -------------------  ------------------- --------------------
     Change in unrealized gains (losses)
        on investments..................             179,448              50,639              (6,473)             118,007
                                          ------------------- -------------------  ------------------- --------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................             191,044             264,271               12,009             126,745
                                          ------------------- -------------------  ------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          192,507  $          264,271   $           12,009   $         182,239
                                          =================== ===================  =================== ====================

                                           MSF WESTERN ASSET
                                              MANAGEMENT
                                            U.S. GOVERNMENT
                                          INVESTMENT DIVISION
                                          -------------------
INVESTMENT INCOME:
     Dividends..........................  $           27,220
                                          -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --
     Realized gains (losses) on sale of
        investments.....................               4,710
                                          -------------------
          Net realized gains (losses)...               4,710
                                          -------------------
     Change in unrealized gains (losses)
        on investments..................              10,500
                                          -------------------
     Net realized and change in
        unrealized gains (losses)
        on investments..................              15,210
                                          -------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $           42,430
                                          ===================

(a) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011





                                                                             AMERICAN FUNDS
                                           AMERICAN FUNDS BOND         GLOBAL SMALL CAPITALIZATION       AMERICAN FUNDS GROWTH
                                           INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                     ------------------------------- ------------------------------ ------------------------------
                                          2012             2011           2012            2011           2012            2011
                                     --------------   -------------- --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       71,796   $       63,899 $       93,663  $       75,617 $      137,498  $       80,100
   Net realized gains (losses)......         12,475           16,138         45,667          32,186        130,000          78,086
   Change in unrealized gains
     (losses) on investments........         49,666           39,251      1,004,640     (1,317,626)      2,284,281       (769,820)
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        133,937          119,288      1,143,970     (1,209,823)      2,551,779       (611,634)
                                     --------------   -------------- --------------  -------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        750,726          676,758      2,313,763       2,282,463      5,346,925       4,528,575
   Net transfers (including
     fixed account).................        249,001         (60,786)       (45,301)         473,687        240,286         836,794
   Policy charges...................      (234,734)        (198,624)      (799,869)       (703,923)    (1,861,702)     (1,485,632)
   Transfers for policy benefits
     and terminations...............       (65,564)         (44,773)      (318,649)       (241,841)      (692,097)       (349,040)
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........        699,429          372,575      1,149,944       1,810,386      3,033,412       3,530,697
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets................        833,366          491,863      2,293,914         600,563      5,585,191       2,919,063
NET ASSETS:
   Beginning of year................      2,143,800        1,651,937      5,704,007       5,103,444     13,160,810      10,241,747
                                     --------------   -------------- --------------  -------------- --------------  --------------
   End of year...................... $    2,977,166   $    2,143,800 $    7,997,921  $    5,704,007 $   18,746,001  $   13,160,810
                                     ==============   ============== ==============  ============== ==============  ==============

                                                                           MIST
                                                                     ALLIANCEBERNSTEIN
                                                                      GLOBAL DYNAMIC
                                                                        ALLOCATION           MIST AMERICAN FUNDS
                                      AMERICAN FUNDS GROWTH-INCOME      INVESTMENT           BALANCED ALLOCATION
                                           INVESTMENT DIVISION           DIVISION            INVESTMENT DIVISION
                                     ------------------------------- ----------------- -------------------------------
                                          2012             2011          2012 (a)           2012             2011
                                     --------------   -------------- ----------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      167,958   $      124,761  $           --   $       37,296   $       19,074
   Net realized gains (losses)......         98,855           30,600           1,232           33,763            6,294
   Change in unrealized gains
     (losses) on investments........      1,229,762        (319,991)           6,540          172,376         (53,654)
                                     --------------   -------------- ----------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      1,496,575        (164,630)           7,772          243,435         (28,286)
                                     --------------   -------------- ----------------- --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      2,968,408        2,386,331          38,487          577,596          485,748
   Net transfers (including
     fixed account).................        120,767          726,334         126,684          258,824          210,509
   Policy charges...................      (956,420)        (770,205)         (8,644)        (222,048)        (154,586)
   Transfers for policy benefits
     and terminations...............      (479,446)        (190,569)           (262)         (83,951)         (35,934)
                                     --------------   -------------- ----------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      1,653,309        2,151,891         156,265          530,421          505,737
                                     --------------   -------------- ----------------- --------------   --------------
     Net increase (decrease)
       in net assets................      3,149,884        1,987,261         164,037          773,856          477,451
NET ASSETS:
   Beginning of year................      7,975,549        5,988,288              --        1,539,431        1,061,980
                                     --------------   -------------- ----------------- --------------   --------------
   End of year...................... $   11,125,433   $    7,975,549  $      164,037   $    2,313,287   $    1,539,431
                                     ==============   ============== ================= ==============   ==============




                                           MIST AMERICAN FUNDS
                                            GROWTH ALLOCATION
                                           INVESTMENT DIVISION
                                     -------------------------------
                                          2012             2011
                                     --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      105,210   $       70,423
   Net realized gains (losses)......         31,924           17,380
   Change in unrealized gains
     (losses) on investments........        962,953        (332,196)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      1,100,087        (244,393)
                                     --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      2,489,380        1,983,462
   Net transfers (including
     fixed account).................        342,646          783,823
   Policy charges...................      (891,095)        (697,202)
   Transfers for policy benefits
     and terminations...............      (272,376)        (198,586)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      1,668,555        1,871,497
                                     --------------   --------------
     Net increase (decrease)
       in net assets................      2,768,642        1,627,104
NET ASSETS:
   Beginning of year................      6,026,633        4,399,529
                                     --------------   --------------
   End of year...................... $    8,795,275   $    6,026,633
                                     ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                      MIST
                                                                     MIST AQR       BLACKROCK
                                                                    GLOBAL RISK  GLOBAL TACTICAL
                                          MIST AMERICAN FUNDS        BALANCED      STRATEGIES
                                          MODERATE ALLOCATION       INVESTMENT     INVESTMENT    MIST BLACKROCK LARGE CAP CORE
                                          INVESTMENT DIVISION        DIVISION       DIVISION          INVESTMENT DIVISION
                                     ----------------------------- ------------- --------------- -----------------------------
                                         2012            2011        2012 (a)       2012 (a)          2012            2011
                                     -------------   ------------- ------------- --------------- -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      73,420   $      30,141 $          --  $          --  $      11,000   $       6,295
   Net realized gains (losses)......        61,572          15,083         2,780          1,755          8,482           6,071
   Change in unrealized gains
     (losses) on investments........       184,370        (46,833)        12,934         10,616         91,818        (18,376)
                                     -------------   ------------- ------------- --------------- -------------   -------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       319,362         (1,609)        15,714         12,371        111,300         (6,010)
                                     -------------   ------------- ------------- --------------- -------------   -------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............     1,790,836       1,230,183       108,447        114,407        398,504         264,056
   Net transfers (including
     fixed account).................     (124,709)         226,758       361,561        179,785        203,007         109,721
   Policy charges...................     (479,954)       (389,412)      (23,584)       (18,308)      (128,269)        (83,446)
   Transfers for policy benefits
     and terminations...............     (116,263)        (27,719)       (4,935)          (381)       (28,746)        (15,524)
                                     -------------   ------------- ------------- --------------- -------------   -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........     1,069,910       1,039,810       441,489        275,503        444,496         274,807
                                     -------------   ------------- ------------- --------------- -------------   -------------
     Net increase (decrease)
       in net assets................     1,389,272       1,038,201       457,203        287,874        555,796         268,797
NET ASSETS:
   Beginning of year................     2,387,623       1,349,422            --             --        725,191         456,394
                                     -------------   ------------- ------------- --------------- -------------   -------------
   End of year...................... $   3,776,895   $   2,387,623 $     457,203  $     287,874  $   1,280,987   $     725,191
                                     =============   ============= ============= =============== =============   =============




                                                                                                               MIST HARRIS
                                     MIST CLARION GLOBAL REAL ESTATE   MIST DREMAN SMALL CAP VALUE        OAKMARK INTERNATIONAL
                                           INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                     ------------------------------- -------------------------------  ------------------------------
                                          2012             2011           2012             2011            2012            2011
                                     --------------   -------------  --------------   --------------  -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       85,293   $     102,012  $        5,143   $        7,112  $     102,638   $        1,143
   Net realized gains (losses)......         50,369          18,809           7,306          (7,919)         72,981            5,520
   Change in unrealized gains
     (losses) on investments........        764,489       (281,120)          80,355         (63,277)      1,488,805        (720,485)
                                     --------------   -------------  --------------   --------------  -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        900,151       (160,299)          92,804         (64,084)      1,664,424        (713,822)
                                     --------------   -------------  --------------   --------------  -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      1,458,227       1,152,774         142,731          163,690      2,046,662        1,699,851
   Net transfers (including
     fixed account).................        264,855         239,060          38,947          122,603        169,406          760,515
   Policy charges...................      (446,269)       (332,243)        (56,113)         (37,830)      (601,214)        (464,676)
   Transfers for policy benefits
     and terminations...............      (180,992)       (115,329)        (23,751)          (9,470)      (299,225)        (127,574)
                                     --------------   -------------  --------------   --------------  -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      1,095,821         944,262         101,814          238,993      1,315,629        1,868,116
                                     --------------   -------------  --------------   --------------  -------------   --------------
     Net increase (decrease)
       in net assets................      1,995,972         783,963         194,618          174,909      2,980,053        1,154,294
NET ASSETS:
   Beginning of year................      2,956,969       2,173,006         547,099          372,190      4,774,823        3,620,529
                                     --------------   -------------  --------------   --------------  -------------   --------------
   End of year...................... $    4,952,941   $   2,956,969  $      741,717   $      547,099  $   7,754,876   $    4,774,823
                                     ==============   =============  ==============   ==============  =============   ==============


                                      MIST INVESCO
                                      BALANCED-RISK
                                       ALLOCATION
                                       INVESTMENT
                                        DIVISION
                                     --------------
                                        2012 (a)
                                     --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       1,946
   Net realized gains (losses)......         7,235
   Change in unrealized gains
     (losses) on investments........         7,832
                                     --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        17,013
                                     --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       171,658
   Net transfers (including
     fixed account).................       495,060
   Policy charges...................      (17,189)
   Transfers for policy benefits
     and terminations...............         (453)
                                     --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       649,076
                                     --------------
     Net increase (decrease)
       in net assets................       666,089
NET ASSETS:
   Beginning of year................            --
                                     --------------
   End of year...................... $     666,089
                                     ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                                                       MIST
                                                                                                                     JPMORGAN
                                                                                                                   GLOBAL ACTIVE
                                                             MIST INVESCO                                           ALLOCATION
                                                           SMALL CAP GROWTH              MIST JANUS FORTY           INVESTMENT
                                                          INVESTMENT DIVISION           INVESTMENT DIVISION          DIVISION
                                                    ------------------------------ ------------------------------ --------------
                                                         2012            2011           2012            2011         2012 (a)
                                                    --------------   ------------- --------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................... $           --   $          -- $       28,238  $       87,219 $          386
   Net realized gains (losses).....................         62,714          13,035         89,157          21,492            858
   Change in unrealized gains (losses)
     on investments................................         80,690        (21,331)      1,183,963       (520,336)          3,053
                                                    --------------   ------------- --------------  -------------- --------------
     Net increase (decrease) in net assets resulting
       from operations.............................        143,404         (8,296)      1,301,358       (411,625)          4,297
                                                    --------------   ------------- --------------  -------------- --------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners....        231,303         189,031      2,327,537       2,083,966         48,183
   Net transfers (including fixed account).........         81,013          71,485         66,120         217,663         64,558
   Policy charges..................................       (91,399)        (60,391)      (770,853)       (647,629)        (5,801)
   Transfers for policy benefits and terminations..       (29,713)         (9,546)      (290,240)       (193,560)             --
                                                    --------------   ------------- --------------  -------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions....................        191,204         190,579      1,332,564       1,460,440        106,940
                                                    --------------   ------------- --------------  -------------- --------------
     Net increase (decrease) in net assets.........        334,608         182,283      2,633,922       1,048,815        111,237
NET ASSETS:
   Beginning of year...............................        710,749         528,466      5,457,674       4,408,859             --
                                                    --------------   ------------- --------------  -------------- --------------
   End of year..................................... $    1,045,357   $     710,749 $    8,091,596  $    5,457,674 $      111,237
                                                    ==============   ============= ==============  ============== ==============


                                                                                                                           MIST
                                                            MIST LEGG MASON                                             LORD ABBETT
                                                              CLEARBRIDGE                   MIST LORD ABBETT           MID CAP VALUE
                                                           AGGRESSIVE GROWTH                 BOND DEBENTURE             INVESTMENT
                                                          INVESTMENT DIVISION              INVESTMENT DIVISION           DIVISION
                                                    -------------------------------  ------------------------------   --------------
                                                         2012             2011            2012             2011          2012 (a)
                                                    --------------   --------------  --------------   -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................... $        3,186   $          522  $      207,808   $     110,084   $          --
   Net realized gains (losses).....................         35,919            3,653           9,155          11,958         (1,282)
   Change in unrealized gains (losses)
     on investments................................        204,789         (41,900)         147,400        (43,996)         144,184
                                                    --------------   --------------  --------------   -------------   --------------
     Net increase (decrease) in net assets resulting
       from operations.............................        243,894         (37,725)         364,363          78,046         142,902
                                                    --------------   --------------  --------------   -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners....        417,137          334,731         936,689         695,328         670,963
   Net transfers (including fixed account).........        181,325          623,971         487,629         223,232       3,320,570
   Policy charges..................................      (147,433)         (86,065)       (265,709)       (186,730)       (252,046)
   Transfers for policy benefits and terminations..       (69,360)         (13,567)        (97,252)        (33,664)       (110,684)
                                                    --------------   --------------  --------------   -------------   --------------
     Net increase (decrease) in net assets resulting
       from policy transactions....................        381,669          859,070       1,061,357         698,166       3,628,803
                                                    --------------   --------------  --------------   -------------   --------------
     Net increase (decrease) in net assets.........        625,563          821,345       1,425,720         776,212       3,771,705
NET ASSETS:
   Beginning of year...............................      1,208,237          386,892       2,250,221       1,474,009              --
                                                    --------------   --------------  --------------   -------------   --------------
   End of year..................................... $    1,833,800   $    1,208,237  $    3,675,941   $   2,250,221   $   3,771,705
                                                    ==============   ==============  ==============   =============   ==============





                                                      MIST MET/FRANKLIN INCOME
                                                         INVESTMENT DIVISION
                                                    ------------------------------
                                                        2012             2011
                                                    -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).................... $   1,079,577   $       41,388
   Net realized gains (losses).....................       629,940           35,608
   Change in unrealized gains (losses)
     on investments................................       569,489          (5,101)
                                                    -------------   --------------
     Net increase (decrease) in net assets resulting
       from operations.............................     2,279,006           71,895
                                                    -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received from policy owners....       412,706       19,547,234
   Net transfers (including fixed account).........   (9,928,732)          262,550
   Policy charges..................................     (352,693)        (150,756)
   Transfers for policy benefits and terminations..            --        (152,347)
                                                    -------------   --------------
     Net increase (decrease) in net assets resulting
       from policy transactions....................   (9,868,719)       19,506,681
                                                    -------------   --------------
     Net increase (decrease) in net assets.........   (7,589,713)       19,578,576
NET ASSETS:
   Beginning of year...............................    20,314,886          736,310
                                                    -------------   --------------
   End of year..................................... $  12,725,173   $   20,314,886
                                                    =============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011





                                            MIST MET/FRANKLIN             MIST MET/FRANKLIN
                                              MUTUAL SHARES          TEMPLETON FOUNDING STRATEGY      MIST MET/TEMPLETON GROWTH
                                           INVESTMENT DIVISION           INVESTMENT DIVISION             INVESTMENT DIVISION
                                     ------------------------------ ------------------------------ ------------------------------
                                          2012            2011           2012            2011           2012            2011
                                     --------------  -------------- -------------   -------------- --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      176,333  $       47,861 $     933,095   $       28,096 $       24,486   $      14,981
   Net realized gains (losses)......      3,172,346          97,563       766,587           11,962         64,472          14,081
   Change in unrealized gains
     (losses) on investments........      (710,367)          91,827     1,245,500        (265,444)        214,075       (114,590)
                                     --------------  -------------- -------------   -------------- --------------   -------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      2,638,312         237,251     2,945,182        (225,386)        303,033        (85,528)
                                     --------------  -------------- -------------   -------------- --------------   -------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        538,187      19,726,232       369,318       19,922,266        440,639         396,745
   Net transfers (including
     fixed account).................    (9,845,402)         189,114   (9,932,840)          251,870         32,594          72,687
   Policy charges...................      (355,178)       (167,016)     (351,705)        (157,236)      (109,231)        (89,898)
   Transfers for policy benefits
     and terminations...............             --       (212,996)       (1,791)        (278,687)       (74,668)         (3,270)
                                     --------------  -------------- -------------   -------------- --------------   -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........    (9,662,393)      19,535,334   (9,917,018)       19,738,213        289,334         376,264
                                     --------------  -------------- -------------   -------------- --------------   -------------
     Net increase (decrease)
       in net assets................    (7,024,081)      19,772,585   (6,971,836)       19,512,827        592,367         290,736
NET ASSETS:
   Beginning of year................     21,092,186       1,319,601    20,789,934        1,277,107      1,147,725         856,989
                                     --------------  -------------- -------------   -------------- --------------   -------------
   End of year...................... $   14,068,105  $   21,092,186 $  13,818,098   $   20,789,934 $    1,740,092   $   1,147,725
                                     ==============  ============== =============   ============== ==============   =============

                                          MIST
                                      MET/TEMPLETON
                                      INTERNATIONAL                                   MIST METLIFE
                                          BOND                                        BALANCED PLUS         MIST MFS EMERGING
                                       INVESTMENT   MIST METLIFE AGGRESSIVE STRATEGY   INVESTMENT            MARKETS EQUITY
                                        DIVISION           INVESTMENT DIVISION          DIVISION           INVESTMENT DIVISION
                                     -------------- -------------------------------- --------------   ------------------------------
                                        2012 (a)         2012            2011 (b)       2012 (a)          2012           2011 (b)
                                     -------------- --------------    -------------- --------------   -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $           -- $       75,667    $           -- $           --   $       2,800   $           --
   Net realized gains (losses)......             99       (46,882)          (52,411)            873           1,488            (308)
   Change in unrealized gains
     (losses) on investments........          2,503      1,387,868       (1,002,368)         11,594          64,450          (9,033)
                                     -------------- --------------    -------------- --------------   -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............          2,602      1,416,653       (1,054,779)         12,467          68,738          (9,341)
                                     -------------- --------------    -------------- --------------   -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          8,949      3,076,792         2,178,723         54,082         263,493           36,168
   Net transfers (including
     fixed account).................         62,869      (166,901)         7,698,385        187,962         287,462          104,035
   Policy charges...................        (2,579)    (1,125,095)         (733,737)       (11,204)        (75,074)          (6,364)
   Transfers for policy benefits
     and terminations...............           (41)      (610,685)         (258,329)          (404)         (6,072)            (280)
                                     -------------- --------------    -------------- --------------   -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........         69,198      1,174,111         8,885,042        230,436         469,809          133,559
                                     -------------- --------------    -------------- --------------   -------------   --------------
     Net increase (decrease)
       in net assets................         71,800      2,590,764         7,830,263        242,903         538,547          124,218
NET ASSETS:
   Beginning of year................             --      7,830,263                --             --         124,218               --
                                     -------------- --------------    -------------- --------------   -------------   --------------
   End of year...................... $       71,800 $   10,421,027    $    7,830,263 $      242,903   $     662,765   $      124,218
                                     ============== ==============    ============== ==============   =============   ==============





                                     MIST MFS RESEARCH INTERNATIONAL
                                           INVESTMENT DIVISION
                                     -------------------------------
                                          2012             2011
                                     --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       71,562   $       57,738
   Net realized gains (losses)......         19,104           31,837
   Change in unrealized gains
     (losses) on investments........        472,298        (410,765)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        562,964        (321,190)
                                     --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        795,661          810,768
   Net transfers (including
     fixed account).................        322,452          227,991
   Policy charges...................      (292,892)        (268,198)
   Transfers for policy benefits
     and terminations...............      (127,091)         (64,826)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........        698,130          705,735
                                     --------------   --------------
     Net increase (decrease)
       in net assets................      1,261,094          384,545
NET ASSETS:
   Beginning of year................      2,952,079        2,567,534
                                     --------------   --------------
   End of year...................... $    4,213,173   $    2,952,079
                                     ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011




                                                                          MIST MORGAN STANLEY               MIST PIMCO
                                            MIST MLA MID CAP                MID CAP GROWTH           INFLATION PROTECTED BOND
                                           INVESTMENT DIVISION            INVESTMENT DIVISION           INVESTMENT DIVISION
                                     ------------------------------ ------------------------------ ------------------------------
                                          2012             2011          2012            2011           2012            2011
                                     --------------   ------------- --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $        4,556   $       5,697 $           --  $        8,223 $      125,578  $       47,303
   Net realized gains (losses)......         21,478           4,159         15,819          44,897        241,707         163,093
   Change in unrealized gains
     (losses) on investments........         18,687        (44,350)        119,933       (168,793)       (15,760)          92,486
                                     --------------   ------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............         44,721        (34,494)        135,752       (115,673)        351,525         302,882
                                     --------------   ------------- --------------  -------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        219,868         177,851        492,789         403,876      1,362,665         819,775
   Net transfers (including
     fixed account).................       (37,559)          94,163         97,216         257,682        807,300         150,410
   Policy charges...................       (70,815)        (59,248)      (155,998)       (119,210)      (458,462)       (333,288)
   Transfers for policy benefits
     and terminations...............       (12,084)        (13,645)       (32,879)        (19,167)      (156,369)       (126,975)
                                     --------------   ------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........         99,410         199,121        401,128         523,181      1,555,134         509,922
                                     --------------   ------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets................        144,131         164,627        536,880         407,508      1,906,659         812,804
NET ASSETS:
   Beginning of year................        706,218         541,591      1,377,136         969,628      3,254,528       2,441,724
                                     --------------   ------------- --------------  -------------- --------------  --------------
   End of year...................... $      850,349   $     706,218 $    1,914,016  $    1,377,136 $    5,161,187  $    3,254,528
                                     ==============   ============= ==============  ============== ==============  ==============

                                                                                                      MIST SCHRODERS
                                                                                                          GLOBAL
                                                                                                        MULTI-ASSET
                                         MIST PIMCO TOTAL RETURN            MIST RCM TECHNOLOGY         INVESTMENT
                                           INVESTMENT DIVISION              INVESTMENT DIVISION          DIVISION
                                     ------------------------------   ------------------------------  --------------
                                          2012             2011            2012             2011          2012 (a)
                                     --------------   -------------   --------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      300,869   $     182,352   $           --   $          --   $         269
   Net realized gains (losses)......         28,014         200,137          205,274          43,385             675
   Change in unrealized gains
     (losses) on investments........        514,624       (169,823)         (26,298)       (196,944)           (253)
                                     --------------   -------------   --------------   -------------   -------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        843,507         212,666          178,976       (153,559)             691
                                     --------------   -------------   --------------   -------------   -------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      2,879,456       2,196,459          725,130         585,091          17,123
   Net transfers (including
     fixed account).................      1,077,932         823,133          230,967         189,338          20,056
   Policy charges...................      (997,505)       (726,944)        (227,812)       (179,896)         (2,237)
   Transfers for policy benefits
     and terminations...............      (380,248)       (308,287)         (72,291)        (93,469)            (15)
                                     --------------   -------------   --------------   -------------   -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      2,579,635       1,984,361          655,994         501,064          34,927
                                     --------------   -------------   --------------   -------------   -------------
     Net increase (decrease)
       in net assets................      3,423,142       2,197,027          834,970         347,505          35,618
NET ASSETS:
   Beginning of year................      7,669,580       5,472,553        1,364,484       1,016,979              --
                                     --------------   -------------   --------------   -------------   -------------
   End of year...................... $   11,092,722   $   7,669,580   $    2,199,454   $   1,364,484   $      35,618
                                     ==============   =============   ==============   =============   =============



                                          MIST SSGA GROWTH AND
                                               INCOME ETF
                                           INVESTMENT DIVISION
                                     -------------------------------
                                          2012             2011
                                     --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       96,533   $       36,213
   Net realized gains (losses)......         99,058           43,761
   Change in unrealized gains
     (losses) on investments........        342,742         (55,609)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        538,333           24,365
                                     --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      1,969,251        1,118,721
   Net transfers (including
     fixed account).................        921,026          754,259
   Policy charges...................      (606,205)        (337,291)
   Transfers for policy benefits
     and terminations...............      (169,039)         (87,900)
                                     --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      2,115,033        1,447,789
                                     --------------   --------------
     Net increase (decrease)
       in net assets................      2,653,366        1,472,154
NET ASSETS:
   Beginning of year................      3,104,077        1,631,923
                                     --------------   --------------
   End of year...................... $    5,757,443   $    3,104,077
                                     ==============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                        MIST T. ROWE PRICE             MSF BAILLIE GIFFORD
                                         MIST SSGA GROWTH ETF             MID CAP GROWTH               INTERNATIONAL STOCK
                                          INVESTMENT DIVISION           INVESTMENT DIVISION            INVESTMENT DIVISION
                                     ----------------------------- ----------------------------- ------------------------------
                                          2012            2011          2012            2011          2012            2011
                                     -------------   ------------- -------------   ------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      89,206   $      38,077 $          --   $          -- $       16,168  $       16,467
   Net realized gains (losses)......       177,762          16,603       376,299          82,193           (50)           5,355
   Change in unrealized gains
     (losses) on investments........       359,491       (128,276)       (2,579)       (123,812)        204,793       (232,257)
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       626,459        (73,596)       373,720        (41,619)        220,911       (210,435)
                                     -------------   ------------- -------------   ------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............     2,210,519       1,733,355     1,076,536         743,932        425,649         408,652
   Net transfers (including
     fixed account).................       391,970         361,884       348,911         297,659         32,491          99,796
   Policy charges...................     (727,379)       (465,475)     (341,752)       (231,645)      (141,243)       (122,863)
   Transfers for policy benefits
     and terminations...............     (226,475)        (99,125)     (105,940)        (82,149)       (36,186)        (47,345)
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........     1,648,635       1,530,639       977,755         727,797        280,711         338,240
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets................     2,275,094       1,457,043     1,351,475         686,178        501,622         127,805
NET ASSETS:
   Beginning of year................     3,359,145       1,902,102     2,334,250       1,648,072        966,098         838,293
                                     -------------   ------------- -------------   ------------- --------------  --------------
   End of year...................... $   5,634,239   $   3,359,145 $   3,685,725   $   2,334,250 $    1,467,720  $      966,098
                                     =============   ============= =============   ============= ==============  ==============

                                         MSF BARCLAYS CAPITAL
                                         AGGREGATE BOND INDEX        MSF BLACKROCK AGGRESSIVE GROWTH    MSF BLACKROCK BOND INCOME
                                          INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                     ------------------------------  ------------------------------- -------------------------------
                                          2012            2011            2012             2011           2012             2011
                                     -------------   --------------  --------------   -------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     260,646   $      171,189  $           --   $       4,115  $       41,268   $       43,227
   Net realized gains (losses)......        18,405           26,452          15,538          14,854          13,372            5,568
   Change in unrealized gains
     (losses) on investments........       (1,131)          178,816         166,645        (68,758)          63,245           25,801
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       277,920          376,457         182,183        (49,789)         117,885           74,596
                                     -------------   --------------  --------------   -------------  --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............     2,620,437        2,209,169         528,914         547,768         757,432          429,653
   Net transfers (including
     fixed account).................     1,417,531         (28,793)          86,026         153,808         134,002           31,434
   Policy charges...................   (1,046,929)        (812,615)       (204,477)       (164,998)       (205,021)        (142,811)
   Transfers for policy benefits
     and terminations...............     (345,720)        (215,523)        (88,603)        (42,203)        (39,193)         (50,427)
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........     2,645,319        1,152,238         321,860         494,375         647,220          267,849
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets................     2,923,239        1,528,695         504,043         444,586         765,105          342,445
NET ASSETS:
   Beginning of year................     5,678,847        4,150,152       1,596,544       1,151,958       1,344,604        1,002,159
                                     -------------   --------------  --------------   -------------  --------------   --------------
   End of year...................... $   8,602,086   $    5,678,847  $    2,100,587   $   1,596,544  $    2,109,709   $    1,344,604
                                     =============   ==============  ==============   =============  ==============   ==============


                                       MSF BLACKROCK DIVERSIFIED
                                          INVESTMENT DIVISION
                                     ------------------------------
                                         2012             2011
                                     -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      20,106   $       14,388
   Net realized gains (losses)......         6,835           16,055
   Change in unrealized gains
     (losses) on investments........        78,511          (8,996)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       105,452           21,447
                                     -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       332,477          276,497
   Net transfers (including
     fixed account).................       187,350         (18,370)
   Policy charges...................     (127,605)         (91,402)
   Transfers for policy benefits
     and terminations...............      (22,619)         (26,469)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       369,603          140,256
                                     -------------   --------------
     Net increase (decrease)
       in net assets................       475,055          161,703
NET ASSETS:
   Beginning of year................       720,671          558,968
                                     -------------   --------------
   End of year...................... $   1,195,726   $      720,671
                                     =============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                           MSF BLACKROCK
                                     MSF BLACKROCK LARGE CAP VALUE    LEGACY LARGE CAP GROWTH       MSF DAVIS VENTURE VALUE
                                          INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
                                    ------------------------------ ----------------------------- -----------------------------
                                         2012            2011           2012            2011          2012            2011
                                    --------------  -------------- --------------  ------------- --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $       56,185  $       27,669 $        3,188  $       1,302 $       55,559  $      59,247
   Net realized gains (losses).....        558,931          10,264          9,891          7,507         41,459         25,021
   Change in unrealized gains
     (losses) on investments.......      (143,913)          14,419        118,868       (80,986)        703,632      (319,177)
                                    --------------  -------------- --------------  ------------- --------------  -------------
     Net increase (decrease)
       in net assets resulting
       from operations.............        471,203          52,352        131,947       (72,177)        800,650      (234,909)
                                    --------------  -------------- --------------  ------------- --------------  -------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners............      1,021,940         805,925        461,355        399,532      1,926,152      1,842,730
   Net transfers (including
     fixed account)................        157,157         290,038         53,400        152,236        201,293        285,093
   Policy charges..................      (345,740)       (263,995)      (148,603)      (111,312)      (728,984)      (612,751)
   Transfers for policy benefits
     and terminations..............      (124,593)        (75,196)       (53,332)       (40,778)      (268,014)      (193,315)
                                    --------------  -------------- --------------  ------------- --------------  -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions.........        708,764         756,772        312,820        399,678      1,130,447      1,321,757
                                    --------------  -------------- --------------  ------------- --------------  -------------
     Net increase (decrease)
       in net assets...............      1,179,967         809,124        444,767        327,501      1,931,097      1,086,848
NET ASSETS:
   Beginning of year...............      3,046,453       2,237,329        845,091        517,590      5,872,926      4,786,078
                                    --------------  -------------- --------------  ------------- --------------  -------------
   End of year..................... $    4,226,420  $    3,046,453 $    1,289,858  $     845,091 $    7,804,023  $   5,872,926
                                    ==============  ============== ==============  ============= ==============  =============

                                                                                                          MSF LOOMIS SAYLES
                                         MSF FI VALUE LEADERS            MSF JENNISON GROWTH               SMALL CAP CORE
                                          INVESTMENT DIVISION            INVESTMENT DIVISION             INVESTMENT DIVISION
                                    ------------------------------ ------------------------------  ------------------------------
                                         2012            2011           2012            2011            2012            2011
                                    --------------   ------------- --------------   -------------  --------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $        5,629   $       3,444 $        1,412   $         650  $           --   $       1,798
   Net realized gains (losses).....          6,079           3,004        101,825           8,117          91,411          52,760
   Change in unrealized gains
     (losses) on investments.......         55,335        (29,342)       (36,955)        (11,405)         218,016        (44,553)
                                    --------------   ------------- --------------   -------------  --------------   -------------
     Net increase (decrease)
       in net assets resulting
       from operations.............         67,043        (22,894)         66,282         (2,638)         309,427          10,005
                                    --------------   ------------- --------------   -------------  --------------   -------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners............        206,540         152,240        462,079         132,981         614,586         654,830
   Net transfers (including
     fixed account)................         51,666          34,542      1,045,446          81,331         166,971         142,244
   Policy charges..................       (89,563)        (50,350)      (150,835)        (36,936)       (255,056)       (198,824)
   Transfers for policy benefits
     and terminations..............       (13,585)        (16,469)       (87,210)        (13,750)        (98,514)        (76,851)
                                    --------------   ------------- --------------   -------------  --------------   -------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions.........        155,058         119,963      1,269,480         163,626         427,987         521,399
                                    --------------   ------------- --------------   -------------  --------------   -------------
     Net increase (decrease)
       in net assets...............        222,101          97,069      1,335,762         160,988         737,414         531,404
NET ASSETS:
   Beginning of year...............        373,237         276,168        369,286         208,298       1,988,186       1,456,782
                                    --------------   ------------- --------------   -------------  --------------   -------------
   End of year..................... $      595,338   $     373,237 $    1,705,048   $     369,286  $    2,725,600   $   1,988,186
                                    ==============   ============= ==============   =============  ==============   =============

                                          MSF LOOMIS SAYLES
                                          SMALL CAP GROWTH
                                         INVESTMENT DIVISION
                                    ------------------------------
                                         2012            2011
                                    --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).... $           --  $           --
   Net realized gains (losses).....         13,123          18,452
   Change in unrealized gains
     (losses) on investments.......         67,512         (7,351)
                                    --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations.............         80,635          11,101
                                    --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners............        282,753         232,267
   Net transfers (including
     fixed account)................         66,212          45,915
   Policy charges..................       (91,963)        (66,238)
   Transfers for policy benefits
     and terminations..............       (30,458)        (28,878)
                                    --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions.........        226,544         183,066
                                    --------------  --------------
     Net increase (decrease)
       in net assets...............        307,179         194,167
NET ASSETS:
   Beginning of year...............        657,240         463,073
                                    --------------  --------------
   End of year..................... $      964,419  $      657,240
                                    ==============  ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                             MSF MET/ARTISAN                  MSF METLIFE            MSF METLIFE CONSERVATIVE TO
                                              MID CAP VALUE             CONSERVATIVE ALLOCATION          MODERATE ALLOCATION
                                           INVESTMENT DIVISION            INVESTMENT DIVISION            INVESTMENT DIVISION
                                     ------------------------------ ------------------------------ ------------------------------
                                          2012            2011           2012            2011           2012            2011
                                     --------------  -------------- --------------   ------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       12,473  $        8,760 $       57,537   $      34,182 $       89,764  $      126,352
   Net realized gains (losses)......         17,999          10,105         58,814          26,064         33,939         537,268
   Change in unrealized gains
     (losses) on investments........        117,105          40,450         51,318        (11,420)        203,211       (475,414)
                                     --------------  -------------- --------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        147,577          59,315        167,669          48,826        326,914         188,206
                                     --------------  -------------- --------------   ------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        339,015         294,271        275,524         412,753        837,399         879,080
   Net transfers (including
     fixed account).................        102,037          54,317        414,569         107,840        595,381         466,851
   Policy charges...................      (120,173)        (91,000)      (186,394)       (166,443)      (346,568)       (310,901)
   Transfers for policy benefits
     and terminations...............       (56,838)        (26,559)       (45,714)        (18,464)      (168,997)     (4,121,100)
                                     --------------  -------------- --------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........        264,041         231,029        457,985         335,686        917,215     (3,086,070)
                                     --------------  -------------- --------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets................        411,618         290,344        625,654         384,512      1,244,129     (2,897,864)
NET ASSETS:
   Beginning of year................      1,113,168         822,824      1,680,137       1,295,625      2,458,901       5,356,765
                                     --------------  -------------- --------------   ------------- --------------  --------------
   End of year...................... $    1,524,786  $    1,113,168 $    2,305,791   $   1,680,137 $    3,703,030  $    2,458,901
                                     ==============  ============== ==============   ============= ==============  ==============

                                                                                                          MSF METLIFE MODERATE
                                     MSF METLIFE MID CAP STOCK INDEX MSF METLIFE MODERATE ALLOCATION    TO AGGRESSIVE ALLOCATION
                                           INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                     ------------------------------- ------------------------------- -------------------------------
                                          2012            2011            2012             2011           2012             2011
                                     --------------  --------------  --------------   -------------- --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       33,936  $       19,518  $      450,423   $      212,217 $      783,496   $      431,624
   Net realized gains (losses)......        203,334         113,615         113,863          139,382        316,937          144,836
   Change in unrealized gains
     (losses) on investments........        329,986       (175,367)       1,705,074        (546,341)      4,380,657      (1,824,497)
                                     --------------  --------------  --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        567,256        (42,234)       2,269,360        (194,742)      5,481,090      (1,248,037)
                                     --------------  --------------  --------------   -------------- --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............      1,706,147       1,125,391       5,884,713        5,253,208     14,160,214       11,359,454
   Net transfers (including
     fixed account).................        300,525         299,648       1,869,983        1,455,107        407,047        3,257,950
   Policy charges...................      (578,150)       (425,529)     (2,058,101)      (1,584,001)    (4,886,936)      (3,979,606)
   Transfers for policy benefits
     and terminations...............      (133,151)        (96,567)     (1,287,300)        (654,641)    (2,000,607)      (1,770,157)
                                     --------------  --------------  --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........      1,295,371         902,943       4,409,295        4,469,673      7,679,718        8,867,641
                                     --------------  --------------  --------------   -------------- --------------   --------------
     Net increase (decrease)
       in net assets................      1,862,627         860,709       6,678,655        4,274,931     13,160,808        7,619,604
NET ASSETS:
   Beginning of year................      2,850,576       1,989,867      15,062,198       10,787,267     31,417,625       23,798,021
                                     --------------  --------------  --------------   -------------- --------------   --------------
   End of year...................... $    4,713,203  $    2,850,576  $   21,740,853   $   15,062,198 $   44,578,433   $   31,417,625
                                     ==============  ==============  ==============   ============== ==============   ==============


                                        MSF METLIFE STOCK INDEX
                                          INVESTMENT DIVISION
                                     ------------------------------
                                         2012             2011
                                     -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $     269,897   $      181,466
   Net realized gains (losses)......       343,163          125,537
   Change in unrealized gains
     (losses) on investments........     1,627,625         (93,809)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............     2,240,685          213,194
                                     -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............     5,890,441        5,106,146
   Net transfers (including
     fixed account).................      (97,249)          817,380
   Policy charges...................   (2,320,851)      (1,962,414)
   Transfers for policy benefits
     and terminations...............     (655,403)        (579,116)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........     2,816,938        3,381,996
                                     -------------   --------------
     Net increase (decrease)
       in net assets................     5,057,623        3,595,190
NET ASSETS:
   Beginning of year................    13,565,952        9,970,762
                                     -------------   --------------
   End of year...................... $  18,623,575   $   13,565,952
                                     =============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                         MSF MFS TOTAL RETURN              MSF MFS VALUE               MSF MSCI EAFE INDEX
                                          INVESTMENT DIVISION           INVESTMENT DIVISION            INVESTMENT DIVISION
                                     ----------------------------- ----------------------------- ------------------------------
                                          2012            2011          2012            2011          2012            2011
                                     -------------   ------------- -------------   ------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      34,990   $      24,397 $      16,838   $       7,407 $      164,670  $       88,701
   Net realized gains (losses)......         6,059           6,395        31,135           5,473         25,807           (611)
   Change in unrealized gains
     (losses) on investments........        99,704        (10,544)       105,384         (6,092)        807,663       (614,081)
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       140,753          20,248       153,357           6,788        998,140       (525,991)
                                     -------------   ------------- -------------   ------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       397,800         405,423       300,732         191,085      2,415,056       1,710,131
   Net transfers (including
     fixed account).................       180,356          46,168       480,576         137,528        287,110         623,580
   Policy charges...................     (133,190)       (103,669)     (104,592)        (61,326)      (846,619)       (643,354)
   Transfers for policy benefits
     and terminations...............      (64,051)       (112,199)      (55,553)        (18,790)      (251,502)       (159,681)
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       380,915         235,723       621,163         248,497      1,604,045       1,530,676
                                     -------------   ------------- -------------   ------------- --------------  --------------
     Net increase (decrease)
       in net assets................       521,668         255,971       774,520         255,285      2,602,185       1,004,685
NET ASSETS:
   Beginning of year................     1,091,846         835,875       663,014         407,729      4,376,223       3,371,538
                                     -------------   ------------- -------------   ------------- --------------  --------------
   End of year...................... $   1,613,514   $   1,091,846 $   1,437,534   $     663,014 $    6,978,408  $    4,376,223
                                     =============   ============= =============   ============= ==============  ==============


                                     MSF NEUBERGER BERMAN GENESIS     MSF OPPENHEIMER GLOBAL EQUITY      MSF RUSSELL 2000 INDEX
                                          INVESTMENT DIVISION              INVESTMENT DIVISION             INVESTMENT DIVISION
                                     ------------------------------  ------------------------------  -------------------------------
                                          2012            2011            2012             2011           2012             2011
                                     -------------   --------------  --------------   -------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       4,543   $        6,853  $       36,846   $      34,012  $       32,135   $       20,458
   Net realized gains (losses)......        22,063           17,184          23,449          15,841          95,090           99,504
   Change in unrealized gains
     (losses) on investments........        92,621           29,002         426,681       (216,745)         296,939        (186,179)
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       119,227           53,039         486,976       (166,892)         424,164         (66,217)
                                     -------------   --------------  --------------   -------------  --------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       325,480          312,412         945,807         656,998       1,233,733          879,105
   Net transfers (including
     fixed account).................        52,418           14,705         132,451         145,993         104,497          245,241
   Policy charges...................     (120,388)        (100,427)       (242,111)       (174,183)       (427,237)        (329,792)
   Transfers for policy benefits
     and terminations...............      (58,961)         (21,105)        (76,864)       (121,551)       (130,352)         (76,916)
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       198,549          205,585         759,283         507,257         780,641          717,638
                                     -------------   --------------  --------------   -------------  --------------   --------------
     Net increase (decrease)
       in net assets................       317,776          258,624       1,246,259         340,365       1,204,805          651,421
NET ASSETS:
   Beginning of year................     1,107,734          849,110       1,893,286       1,552,921       2,337,551        1,686,130
                                     -------------   --------------  --------------   -------------  --------------   --------------
   End of year...................... $   1,425,510   $    1,107,734  $    3,139,545   $   1,893,286  $    3,542,356   $    2,337,551
                                     =============   ==============  ==============   =============  ==============   ==============

                                           MSF T. ROWE PRICE
                                           LARGE CAP GROWTH
                                          INVESTMENT DIVISION
                                     ------------------------------
                                         2012             2011
                                     -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       1,463   $          575
   Net realized gains (losses)......        11,596            4,460
   Change in unrealized gains
     (losses) on investments........       179,448         (20,646)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............       192,507         (15,611)
                                     -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       667,301          372,173
   Net transfers (including
     fixed account).................       277,503          159,136
   Policy charges...................     (188,028)        (110,858)
   Transfers for policy benefits
     and terminations...............      (53,163)         (42,664)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       703,613          377,787
                                     -------------   --------------
     Net increase (decrease)
       in net assets................       896,120          362,176
NET ASSETS:
   Beginning of year................       897,925          535,749
                                     -------------   --------------
   End of year...................... $   1,794,045   $      897,925
                                     =============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                            MSF T. ROWE PRICE              MSF VAN ECK GLOBAL        MSF WESTERN ASSET MANAGEMENT
                                            SMALL CAP GROWTH                NATURAL RESOURCES        STRATEGIC BOND OPPORTUNITIES
                                           INVESTMENT DIVISION             INVESTMENT DIVISION            INVESTMENT DIVISION
                                     ------------------------------- ------------------------------ ------------------------------
                                          2012             2011           2012          2011 (b)         2012            2011
                                     --------------   -------------- --------------  -------------- --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $           --   $           -- $           --  $           -- $       55,494  $       48,071
   Net realized gains (losses)......        213,632           53,352         18,482         (6,649)          8,738          10,730
   Change in unrealized gains
     (losses) on investments........         50,639         (46,704)        (6,473)        (10,298)        118,007           2,088
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        264,271            6,648         12,009        (16,947)        182,239          60,889
                                     --------------   -------------- --------------  -------------- --------------  --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        821,486          518,813        306,453          34,021        555,525         377,343
   Net transfers (including
     fixed account).................        493,326          228,315        271,985         161,680        351,620         163,334
   Policy charges...................      (247,770)        (142,517)       (74,659)        (15,172)      (168,405)       (122,009)
   Transfers for policy benefits
     and terminations...............       (72,470)         (76,363)       (36,098)              --       (70,309)        (52,343)
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........        994,572          528,248        467,681         180,529        668,431         366,325
                                     --------------   -------------- --------------  -------------- --------------  --------------
     Net increase (decrease)
       in net assets................      1,258,843          534,896        479,690         163,582        850,670         427,214
NET ASSETS:
   Beginning of year................      1,289,015          754,119        163,582              --      1,265,598         838,384
                                     --------------   -------------- --------------  -------------- --------------  --------------
   End of year...................... $    2,547,858   $    1,289,015 $      643,272  $      163,582 $    2,116,268  $    1,265,598
                                     ==============   ============== ==============  ============== ==============  ==============

                                     MSF WESTERN ASSET MANAGEMENT
                                            U.S. GOVERNMENT
                                          INVESTMENT DIVISION
                                     ------------------------------
                                         2012             2011
                                     -------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      27,220   $       15,393
   Net realized gains (losses)......         4,710           40,384
   Change in unrealized gains
     (losses) on investments........        10,500            2,318
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        42,430           58,095
                                     -------------   --------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............       276,215          230,954
   Net transfers (including
     fixed account).................        18,866        (144,299)
   Policy charges...................     (112,162)         (93,015)
   Transfers for policy benefits
     and terminations...............      (74,015)         (50,425)
                                     -------------   --------------
     Net increase (decrease)
       in net assets resulting from
       policy transactions..........       108,904         (56,785)
                                     -------------   --------------
     Net increase (decrease)
       in net assets................       151,334            1,310
NET ASSETS:
   Beginning of year................     1,154,356        1,153,046
                                     -------------   --------------
   End of year...................... $   1,305,690   $    1,154,356
                                     =============   ==============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Investors USA Insurance Company (the "Company"), was established by the Company's Board of Directors on November 15, 2005 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund ("MSF")*

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF INVESTMENT DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2012:

American Funds Bond Investment Division                         MIST Invesco Balanced-Risk Allocation Investment
American Funds Global Small Capitalization                         Division (a)
   Investment Division                                          MIST Invesco Small Cap Growth Investment Division
American Funds Growth Investment Division                       MIST Janus Forty Investment Division
American Funds Growth-Income Investment Division                MIST JPMorgan Global Active Allocation Investment
MIST AllianceBernstein Global Dynamic Allocation                   Division (a)
   Investment Division (a)                                      MIST Legg Mason ClearBridge Aggressive Growth
MIST American Funds Balanced Allocation Investment                 Investment Division
   Division                                                     MIST Lord Abbett Bond Debenture Investment
MIST American Funds Growth Allocation Investment                   Division
   Division                                                     MIST Lord Abbett Mid Cap Value Investment
MIST American Funds Moderate Allocation Investment                 Division (a)
   Division                                                     MIST Met/Franklin Income Investment Division
MIST AQR Global Risk Balanced Investment                        MIST Met/Franklin Mutual Shares Investment
   Division (a)                                                    Division
MIST BlackRock Global Tactical Strategies Investment            MIST Met/Franklin Templeton Founding Strategy
   Division (a)                                                    Investment Division
MIST BlackRock Large Cap Core Investment Division               MIST Met/Templeton Growth Investment Division
MIST Clarion Global Real Estate Investment Division             MIST Met/Templeton International Bond Investment
MIST Dreman Small Cap Value Investment Division                    Division (a)
MIST Harris Oakmark International Investment                    MIST MetLife Aggressive Strategy Investment
   Division                                                        Division

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MIST MetLife Balanced Plus Investment Division (a)         MSF Jennison Growth Investment Division
MIST MFS Emerging Markets Equity Investment                MSF Loomis Sayles Small Cap Core Investment Division
   Division                                                MSF Loomis Sayles Small Cap Growth Investment
MIST MFS Research International Investment Division          Division
MIST MLA Mid Cap Investment Division                       MSF Met/Artisan Mid Cap Value Investment Division
MIST Morgan Stanley Mid Cap Growth Investment              MSF MetLife Conservative Allocation Investment
   Division                                                  Division
MIST PIMCO Inflation Protected Bond Investment             MSF MetLife Conservative to Moderate Allocation
   Division                                                  Investment Division
MIST PIMCO Total Return Investment Division                MSF MetLife Mid Cap Stock Index Investment Division
MIST RCM Technology Investment Division                    MSF MetLife Moderate Allocation Investment Division
MIST Schroders Global Multi-Asset Investment               MSF MetLife Moderate to Aggressive Allocation
   Division (a)                                              Investment Division
MIST SSgA Growth and Income ETF Investment                 MSF MetLife Stock Index Investment Division
   Division                                                MSF MFS Total Return Investment Division
MIST SSgA Growth ETF Investment Division                   MSF MFS Value Investment Division
MIST T. Rowe Price Mid Cap Growth Investment               MSF MSCI EAFE Index Investment Division
   Division                                                MSF Neuberger Berman Genesis Investment Division
MSF Baillie Gifford International Stock Investment         MSF Oppenheimer Global Equity Investment Division
   Division                                                MSF Russell 2000 Index Investment Division
MSF Barclays Capital Aggregate Bond Index                  MSF T. Rowe Price Large Cap Growth Investment
   Investment Division                                       Division
MSF BlackRock Aggressive Growth Investment Division        MSF T. Rowe Price Small Cap Growth Investment
MSF BlackRock Bond Income Investment Division                Division
MSF BlackRock Diversified Investment Division              MSF Van Eck Global Natural Resources Investment
MSF BlackRock Large Cap Value Investment Division            Division
MSF BlackRock Legacy Large Cap Growth Investment           MSF Western Asset Management Strategic Bond
   Division                                                  Opportunities Investment Division
MSF Davis Venture Value Investment Division                MSF Western Asset Management U.S. Government
MSF FI Value Leaders Investment Division                     Investment Division

(a) This Investment Division began operations during the year ended December 31, 2012.


3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Investment Division
MSF Lord Abbett Mid Cap Value Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                               New Name

(MIST) Lazard Mid Cap Portfolio                           (MIST) MLA Mid Cap Portfolio
(MSF) Artio International Stock Portfolio                 (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                 (MSF) MSCI EAFE Index Portfolio
(MSF) Neuberger Berman Mid Cap Value Portfolio            (MSF) Lord Abbett Mid Cap Value Portfolio

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES -- (CONCLUDED)


MERGERS:

Former Portfolio                                            New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio           (MSF) Jennison Growth Portfolio
(MSF) Lord Abbett Mid Cap Value Portfolio                   (MIST) Lord Abbett Mid Cap Value Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS


The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. The policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS



                                                                        AS OF DECEMBER 31, 2012
                                                                   --------------------------------

                                                                       SHARES            COST ($)
                                                                   --------------     -------------
     American Funds Bond Investment Division......................        266,532         2,845,427
     American Funds Global Small Capitalization Investment
        Division..................................................        402,715         7,017,928
     American Funds Growth Investment Division....................        310,108        14,936,887
     American Funds Growth-Income Investment Division.............        290,937         9,249,195
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division (a)...................................         15,331           157,497
     MIST American Funds Balanced Allocation Investment
        Division..................................................        220,103         2,077,602
     MIST American Funds Growth Allocation Investment
        Division..................................................        870,819         7,378,787
     MIST American Funds Moderate Allocation Investment
        Division..................................................        356,984         3,489,183
     MIST AQR Global Risk Balanced Investment Division (a)........         39,688           444,270
     MIST BlackRock Global Tactical Strategies Investment
        Division (a)..............................................         27,707           277,258
     MIST BlackRock Large Cap Core Investment Division............        131,925         1,133,490
     MIST Clarion Global Real Estate Investment Division..........        430,691         4,146,583
     MIST Dreman Small Cap Value Investment Division..............         49,218           653,227
     MIST Harris Oakmark International Investment Division........        514,932         6,334,872
     MIST Invesco Balanced-Risk Allocation Investment
        Division (a)..............................................         63,497           658,257
     MIST Invesco Small Cap Growth Investment Division............         66,711           892,902
     MIST Janus Forty Investment Division.........................        103,938         6,731,382
     MIST JPMorgan Global Active Allocation Investment
        Division (a)..............................................         10,594           108,184
     MIST Legg Mason ClearBridge Aggressive Growth Investment
        Division..................................................        198,035         1,602,420
     MIST Lord Abbett Bond Debenture Investment Division..........        273,711         3,410,438
     MIST Lord Abbett Mid Cap Value Investment Division (a).......        214,667         3,627,521
     MIST Met/Franklin Income Investment Division.................      1,193,731        12,103,157
     MIST Met/Franklin Mutual Shares Investment Division..........      1,836,567        14,470,260
     MIST Met/Franklin Templeton Founding Strategy Investment
        Division..................................................      1,316,009        12,662,477
     MIST Met/Templeton Growth Investment Division................        174,533         1,521,046
     MIST Met/Templeton International Bond Investment
        Division (a)..............................................          6,044            69,297
     MIST MetLife Aggressive Strategy Investment Division.........        994,373        10,035,579
     MIST MetLife Balanced Plus Investment Division (a)...........         22,701           231,310
     MIST MFS Emerging Markets Equity Investment Division.........         60,033           607,348
     MIST MFS Research International Investment Division..........        407,463         3,718,641
     MIST MLA Mid Cap Investment Division.........................         75,452           746,835
     MIST Morgan Stanley Mid Cap Growth Investment Division.......        162,067         1,761,308
     MIST PIMCO Inflation Protected Bond Investment Division......        436,280         4,962,406
     MIST PIMCO Total Return Investment Division..................        862,576        10,533,235
     MIST RCM Technology Investment Division......................        496,491         2,146,458
     MIST Schroders Global Multi-Asset Investment Division (a)....          3,376            35,871
     MIST SSgA Growth and Income ETF Investment Division..........        476,610         5,320,050
     MIST SSgA Growth ETF Investment Division.....................        483,211         5,174,954
     MIST T. Rowe Price Mid Cap Growth Investment Division........        386,750         3,376,227
     MSF Baillie Gifford International Stock Investment Division..        158,159         1,390,118
     MSF Barclays Capital Aggregate Bond Index Investment
        Division..................................................        742,199         8,349,914
     MSF BlackRock Aggressive Growth Investment Division..........         72,634         1,756,542

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                   --------------------------------
                                                                       COST OF          PROCEEDS
                                                                    PURCHASES ($)    FROM SALES ($)
                                                                   --------------    --------------
     American Funds Bond Investment Division......................       986,712            215,491
     American Funds Global Small Capitalization Investment
        Division..................................................     1,697,512            453,911
     American Funds Growth Investment Division....................     3,837,683            666,777
     American Funds Growth-Income Investment Division.............     2,440,284            619,020
     MIST AllianceBernstein Global Dynamic Allocation
        Investment Division (a)...................................       202,892             46,627
     MIST American Funds Balanced Allocation Investment
        Division..................................................       783,059            196,358
     MIST American Funds Growth Allocation Investment
        Division..................................................     2,008,985            235,223
     MIST American Funds Moderate Allocation Investment
        Division..................................................     1,749,245            565,118
     MIST AQR Global Risk Balanced Investment Division (a)........       612,028            170,539
     MIST BlackRock Global Tactical Strategies Investment
        Division (a)..............................................       336,147             60,644
     MIST BlackRock Large Cap Core Investment Division............       530,082             74,591
     MIST Clarion Global Real Estate Investment Division..........     1,567,554            386,444
     MIST Dreman Small Cap Value Investment Division..............       195,453             88,500
     MIST Harris Oakmark International Investment Division........     2,028,222            609,958
     MIST Invesco Balanced-Risk Allocation Investment
        Division (a)..............................................       667,900              9,834
     MIST Invesco Small Cap Growth Investment Division............       332,712             90,061
     MIST Janus Forty Investment Division.........................     1,945,099            584,302
     MIST JPMorgan Global Active Allocation Investment
        Division (a)..............................................       114,171              6,174
     MIST Legg Mason ClearBridge Aggressive Growth Investment
        Division..................................................       715,637            330,790
     MIST Lord Abbett Bond Debenture Investment Division..........     1,499,728            230,567
     MIST Lord Abbett Mid Cap Value Investment Division (a).......     3,788,648            159,845
     MIST Met/Franklin Income Investment Division.................     2,225,374         10,567,001
     MIST Met/Franklin Mutual Shares Investment Division..........     4,586,841         10,222,301
     MIST Met/Franklin Templeton Founding Strategy Investment
        Division..................................................     1,675,964         10,299,337
     MIST Met/Templeton Growth Investment Division................       547,440            183,214
     MIST Met/Templeton International Bond Investment
        Division (a)..............................................        72,989              3,791
     MIST MetLife Aggressive Strategy Investment Division.........     2,625,501          1,375,726
     MIST MetLife Balanced Plus Investment Division (a)...........       258,298             27,861
     MIST MFS Emerging Markets Equity Investment Division.........       518,666             46,058
     MIST MFS Research International Investment Division..........     1,279,588            509,899
     MIST MLA Mid Cap Investment Division.........................       222,048            118,086
     MIST Morgan Stanley Mid Cap Growth Investment Division.......       611,846            210,745
     MIST PIMCO Inflation Protected Bond Investment Division......     2,228,187            317,026
     MIST PIMCO Total Return Investment Division..................     4,009,587          1,129,086
     MIST RCM Technology Investment Division......................     1,035,899            186,648
     MIST Schroders Global Multi-Asset Investment Division (a)....        40,132              4,332
     MIST SSgA Growth and Income ETF Investment Division..........     2,587,102            292,937
     MIST SSgA Growth ETF Investment Division.....................     2,359,213            471,794
     MIST T. Rowe Price Mid Cap Growth Investment Division........     1,469,354            132,634
     MSF Baillie Gifford International Stock Investment Division..       385,966             89,090
     MSF Barclays Capital Aggregate Bond Index Investment
        Division..................................................     3,521,234            615,273
     MSF BlackRock Aggressive Growth Investment Division..........       415,058             93,202

(a) For the period April 30, 2012 to December 31, 2012.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)



                                                                       AS OF DECEMBER 31, 2012
                                                                   --------------------------------

                                                                      SHARES            COST ($)
                                                                   -------------      -------------
     MSF BlackRock Bond Income Investment Division...............         18,301          1,983,422
     MSF BlackRock Diversified Investment Division...............         68,249          1,058,649
     MSF BlackRock Large Cap Value Investment Division...........        431,267          4,065,521
     MSF BlackRock Legacy Large Cap Growth Investment
       Division..................................................         45,338          1,128,099
     MSF Davis Venture Value Investment Division.................        234,990          6,580,709
     MSF FI Value Leaders Investment Division....................          3,954            520,974
     MSF Jennison Growth Investment Division.....................        145,358          1,721,319
     MSF Loomis Sayles Small Cap Core Investment Division........         10,886          2,158,976
     MSF Loomis Sayles Small Cap Growth Investment Division......         86,650            799,675
     MSF Met/Artisan Mid Cap Value Investment Division...........          7,689          1,214,008
     MSF MetLife Conservative Allocation Investment Division.....        193,115          2,183,825
     MSF MetLife Conservative to Moderate Allocation
       Investment Division.......................................        305,027          3,354,997
     MSF MetLife Mid Cap Stock Index Investment Division.........        325,722          4,073,396
     MSF MetLife Moderate Allocation Investment Division.........      1,814,762         19,095,499
     MSF MetLife Moderate to Aggressive Allocation Investment
       Division..................................................      3,784,247         37,919,608
     MSF MetLife Stock Index Investment Division.................        557,258         15,413,570
     MSF MFS Total Return Investment Division....................         11,476          1,442,101
     MSF MFS Value Investment Division...........................        104,169          1,269,190
     MSF MSCI EAFE Index Investment Division.....................        595,427          6,356,862
     MSF Neuberger Berman Genesis Investment Division............        107,911          1,124,820
     MSF Oppenheimer Global Equity Investment Division...........        188,788          2,643,200
     MSF Russell 2000 Index Investment Division..................        243,294          3,047,954
     MSF T. Rowe Price Large Cap Growth Investment Division......        101,531          1,521,149
     MSF T. Rowe Price Small Cap Growth Investment Division......        145,343          2,326,721
     MSF Van Eck Global Natural Resources Investment Division....         49,789            660,043
     MSF Western Asset Management Strategic Bond Opportunities
       Investment Division.......................................        151,378          1,929,193
     MSF Western Asset Management U.S. Government Investment
       Division..................................................        105,638          1,269,950

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                   --------------------------------
                                                                       COST OF          PROCEEDS
                                                                    PURCHASES ($)    FROM SALES ($)
                                                                   --------------    --------------
     MSF BlackRock Bond Income Investment Division...............         767,175            68,747
     MSF BlackRock Diversified Investment Division...............         454,272            64,566
     MSF BlackRock Large Cap Value Investment Division...........       1,525,679           213,470
     MSF BlackRock Legacy Large Cap Growth Investment
       Division..................................................         405,079            89,075
     MSF Davis Venture Value Investment Division.................       1,501,408           315,407
     MSF FI Value Leaders Investment Division....................         221,371            60,686
     MSF Jennison Growth Investment Division.....................       1,609,355           238,954
     MSF Loomis Sayles Small Cap Core Investment Division........         673,304           188,841
     MSF Loomis Sayles Small Cap Growth Investment Division......         299,731            73,190
     MSF Met/Artisan Mid Cap Value Investment Division...........         366,993            90,481
     MSF MetLife Conservative Allocation Investment Division.....         882,297           322,355
     MSF MetLife Conservative to Moderate Allocation
       Investment Division.......................................       1,320,691           304,739
     MSF MetLife Mid Cap Stock Index Investment Division.........       1,950,911           478,934
     MSF MetLife Moderate Allocation Investment Division.........       6,076,200         1,216,485
     MSF MetLife Moderate to Aggressive Allocation Investment
       Division..................................................      10,940,103         2,476,893
     MSF MetLife Stock Index Investment Division.................       4,617,301         1,422,134
     MSF MFS Total Return Investment Division....................         485,028            69,126
     MSF MFS Value Investment Division...........................         807,850           157,864
     MSF MSCI EAFE Index Investment Division.....................       2,521,571           752,860
     MSF Neuberger Berman Genesis Investment Division............         314,654           111,567
     MSF Oppenheimer Global Equity Investment Division...........       1,011,856           215,732
     MSF Russell 2000 Index Investment Division..................       1,663,456           850,684
     MSF T. Rowe Price Large Cap Growth Investment Division......         770,435            65,363
     MSF T. Rowe Price Small Cap Growth Investment Division......       1,675,441           493,401
     MSF Van Eck Global Natural Resources Investment Division....         614,429           122,686
     MSF Western Asset Management Strategic Bond Opportunities
       Investment Division.......................................         856,968           133,047
     MSF Western Asset Management U.S. Government Investment
       Division..................................................         370,800           234,681

(a) For the period April 30, 2012 to December 31, 2012.

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:




                                                                 AMERICAN FUNDS
                                     AMERICAN FUNDS BOND   GLOBAL SMALL CAPITALIZATION   AMERICAN FUNDS GROWTH
                                     INVESTMENT DIVISION       INVESTMENT DIVISION        INVESTMENT DIVISION
                                  ------------------------ --------------------------- -------------------------
                                      2012         2011         2012         2011          2012         2011
                                  -----------  -----------  -----------  ------------  -----------   -----------

Units beginning of year..........     101,001       82,577      189,969       137,430       60,088        44,761
Units issued and transferred
   from other funding options....      41,895       33,601       48,730        60,175       15,204        17,130
Units redeemed and transferred
   to other funding options......     (9,786)     (15,177)     (13,304)       (7,636)      (2,692)       (1,803)
                                  -----------  -----------  -----------  ------------  -----------   -----------
Units end of year................     133,110      101,001      225,395       189,969       72,600        60,088
                                  ===========  ===========  ===========  ============  ===========   ===========


                                                                  MIST
                                                            ALLIANCEBERNSTEIN
                                       AMERICAN FUNDS        GLOBAL DYNAMIC       MIST AMERICAN FUNDS
                                        GROWTH-INCOME          ALLOCATION         BALANCED ALLOCATION
                                     INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                  ------------------------ ------------------- -------------------------
                                      2012         2011         2012 (a)           2012         2011
                                  -----------  ----------- ------------------- -----------   -----------

Units beginning of year..........      53,288       39,278              --         151,458       102,608
Units issued and transferred
   from other funding options....      13,683       15,788          19,556          66,288        60,967
Units redeemed and transferred
   to other funding options......     (3,699)      (1,778)         (4,395)        (17,746)      (12,117)
                                  -----------  ----------- ------------------- -----------   -----------
Units end of year................      63,272       53,288          15,161         200,000       151,458
                                  ===========  =========== =================== ===========   ===========

                                                                                                            MIST BLACKROCK
                                     MIST AMERICAN FUNDS        MIST AMERICAN FUNDS     MIST AQR GLOBAL     GLOBAL TACTICAL
                                      GROWTH ALLOCATION         MODERATE ALLOCATION      RISK BALANCED        STRATEGIES
                                     INVESTMENT DIVISION        INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION
                                  ------------------------- ------------------------- ------------------- -------------------
                                      2012         2011         2012          2011         2012 (a)            2012 (a)
                                  -----------  ------------ ------------  ----------- ------------------- -------------------

Units beginning of year..........     638,863       445,831      224,168      127,253              --                 --
Units issued and transferred
   from other funding options....     183,879       205,014      144,822      105,012          60,113             33,138
Units redeemed and transferred
   to other funding options......    (22,728)      (11,982)     (50,325)      (8,097)        (16,615)            (5,831)
                                  -----------  ------------ ------------  ----------- ------------------- -------------------
Units end of year................     800,014       638,863      318,665      224,168          43,498             27,307
                                  ===========  ============ ============  =========== =================== ===================



                                       MIST BLACKROCK          MIST CLARION GLOBAL          MIST DREMAN
                                       LARGE CAP CORE              REAL ESTATE            SMALL CAP VALUE
                                     INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- ------------------------ -------------------------
                                      2012         2011         2012         2011        2012         2011
                                  -----------   ----------- -----------  ----------- -----------   -----------

Units beginning of year..........      62,250        39,355     196,292      136,639      37,755        23,085
Units issued and transferred
   from other funding options....      40,464        29,580      85,570       74,418      12,077        48,562
Units redeemed and transferred
   to other funding options......     (5,909)       (6,685)    (21,530)     (14,765)     (5,576)      (33,892)
                                  -----------   ----------- -----------  ----------- -----------   -----------
Units end of year................      96,805        62,250     260,332      196,292      44,256        37,755
                                  ===========   =========== ===========  =========== ===========   ===========

                                                              MIST INVESCO
                                     MIST HARRIS OAKMARK      BALANCED-RISK         MIST INVESCO
                                        INTERNATIONAL          ALLOCATION         SMALL CAP GROWTH          MIST JANUS FORTY
                                     INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ------------------------ ------------------- ------------------------ -------------------------
                                      2012         2011         2012 (a)          2012          2011        2012         2011
                                  -----------  ----------- ------------------- -----------  ----------- -----------   -----------

Units beginning of year..........     261,894      170,813              --          38,873       28,659      16,588        12,419
Units issued and transferred
   from other funding options....      94,879       99,385         638,924          13,816       13,805       4,959         5,371
Units redeemed and transferred
   to other funding options......    (28,251)      (8,304)         (9,424)         (4,444)      (3,591)     (1,525)       (1,202)
                                  -----------  ----------- ------------------- -----------  ----------- -----------   -----------
Units end of year................     328,522      261,894         629,500          48,245       38,873      20,022        16,588
                                  ===========  =========== =================== ===========  =========== ===========   ===========


                                     MIST JPMORGAN        MIST LEGG MASON
                                     GLOBAL ACTIVE          CLEARBRIDGE
                                      ALLOCATION         AGGRESSIVE GROWTH
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                  ------------------- ------------------------
                                       2012 (a)          2012         2011
                                  ------------------- -----------  -----------

Units beginning of year..........             --          128,867       42,730
Units issued and transferred
   from other funding options....        110,875           66,808      101,944
Units redeemed and transferred
   to other funding options......        (5,954)         (31,059)     (15,807)
                                  ------------------- -----------  -----------
Units end of year................        104,921          164,616      128,867
                                  =================== ===========  ===========

                                      MIST LORD ABBETT       MIST LORD ABBETT                                 MIST MET/FRANKLIN
                                       BOND DEBENTURE          MID CAP VALUE    MIST MET/FRANKLIN INCOME        MUTUAL SHARES
                                     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ------------------------- ------------------- ------------------------- -------------------------
                                      2012         2011          2012 (a)           2012         2011         2012         2011
                                  -----------   ----------- ------------------- -----------   ----------- -----------  ------------

Units beginning of year..........      72,818        50,001             --        1,710,217        63,463   2,274,280       141,913
Units issued and transferred
   from other funding options....      39,187        31,253        120,196           56,072     1,683,954      55,960     2,146,625
Units redeemed and transferred
   to other funding options......     (6,915)       (8,436)        (5,460)        (816,258)      (37,200) (1,001,974)      (14,258)
                                  -----------   ----------- ------------------- -----------   ----------- -----------  ------------
Units end of year................     105,090        72,818        114,736          950,031     1,710,217   1,328,266     2,274,280
                                  ===========   =========== =================== ===========   =========== ===========  ============

                                       MIST MET/FRANKLIN         MIST MET/TEMPLETON
                                  TEMPLETON FOUNDING STRATEGY          GROWTH
                                      INVESTMENT DIVISION        INVESTMENT DIVISION
                                  --------------------------- -------------------------
                                       2012          2011         2012         2011
                                    -----------  -----------  -----------  ------------

Units beginning of year..........     2,087,392      126,360      128,965        89,927
Units issued and transferred
   from other funding options....        35,906    1,977,080       48,716        51,217
Units redeemed and transferred
   to other funding options......     (931,676)     (16,048)     (18,046)      (12,179)
                                    -----------  -----------  -----------  ------------
Units end of year................     1,191,622    2,087,392      159,635       128,965
                                    ===========  ===========  ===========  ============

(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MIST MET/
                                       TEMPLETON            MIST METLIFE          MIST METLIFE         MIST MFS EMERGING
                                  INTERNATIONAL BOND     AGGRESSIVE STRATEGY      BALANCED PLUS         MARKETS EQUITY
                                  INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                  ------------------- ------------------------ ------------------- ------------------------
                                       2012 (a)           2012        2011 (b)      2012 (a)           2012       2011 (b)
                                  ------------------- -----------  ----------- ------------------- -----------  -----------

Units beginning of year..........              --         672,538           --              --          11,205           --
Units issued and transferred
   from other funding options....           5,270         199,671      713,901          25,353          42,704       11,534
Units redeemed and transferred
   to other funding options......           (270)       (107,520)     (41,363)         (2,682)         (3,715)        (329)
                                  ------------------- -----------  ----------- ------------------- -----------  -----------
Units end of year................           5,000         764,689      672,538          22,671          50,194       11,205
                                  =================== ===========  =========== =================== ===========  ===========



                                      MIST MFS RESEARCH                                MIST MORGAN STANLEY
                                        INTERNATIONAL          MIST MLA MID CAP          MID CAP GROWTH
                                     INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------- ------------------------
                                      2012         2011        2012         2011        2012          2011
                                  -----------  ----------- -----------   ----------- -----------  -----------

Units beginning of year..........     193,460      150,699      41,053        29,867      78,841       51,811
Units issued and transferred
   from other funding options....      74,125       56,042      12,036        12,405      32,439       32,877
Units redeemed and transferred
   to other funding options......    (31,542)     (13,281)     (6,275)       (1,219)    (11,260)      (5,847)
                                  -----------  ----------- -----------   ----------- -----------  -----------
Units end of year................     236,043      193,460      46,814        41,053     100,020       78,841
                                  ===========  =========== ===========   =========== ===========  ===========

                                    MIST PIMCO INFLATION          MIST PIMCO                                   MIST SCHRODERS
                                       PROTECTED BOND            TOTAL RETURN          MIST RCM TECHNOLOGY   GLOBAL MULTI-ASSET
                                     INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION   INVESTMENT DIVISION
                                  ------------------------ ------------------------ ------------------------ -------------------
                                      2012         2011        2012         2011        2012         2011         2012 (a)
                                  -----------  ----------- -----------  ----------- -----------  ----------- -------------------

Units beginning of year..........     186,791      156,234     384,380      283,654     185,872      124,963             --
Units issued and transferred
   from other funding options....     101,360       86,516     176,544      152,393     103,656       88,833         37,085
Units redeemed and transferred
   to other funding options......    (17,201)     (55,959)    (53,488)     (51,667)    (23,035)     (27,924)        (4,059)
                                  -----------  ----------- -----------  ----------- -----------  ----------- -------------------
Units end of year................     270,950      186,791     507,436      384,380     266,493      185,872         33,026
                                  ===========  =========== ===========  =========== ===========  =========== ===================


                                         MIST SSGA                MIST SSGA
                                   GROWTH AND INCOME ETF         GROWTH ETF
                                    INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------
                                     2012          2011       2012          2011
                                  -----------  ----------- -----------  -----------

Units beginning of year..........     240,656      128,138     278,723      154,882
Units issued and transferred
   from other funding options....     175,276      137,763     162,345      141,452
Units redeemed and transferred
   to other funding options......    (21,302)     (25,245)    (35,674)     (17,611)
                                  -----------  ----------- -----------  -----------
Units end of year................     394,630      240,656     405,394      278,723
                                  ===========  =========== ===========  ===========

                                     MIST T. ROWE PRICE        MSF BAILLIE GIFFORD     MSF BARCLAYS CAPITAL
                                       MID CAP GROWTH          INTERNATIONAL STOCK     AGGREGATE BOND INDEX
                                     INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- ------------------------ -------------------------
                                      2012         2011         2012         2011        2012         2011
                                  -----------   ----------- -----------  ----------- -----------  ------------

Units beginning of year..........     191,587       133,377      64,344       44,738     276,432       217,186
Units issued and transferred
   from other funding options....      83,810        69,659      22,696       25,713     155,801        95,689
Units redeemed and transferred
   to other funding options......     (9,873)      (11,449)     (5,251)      (6,107)    (29,230)      (36,443)
                                  -----------   ----------- -----------  ----------- -----------  ------------
Units end of year................     265,524       191,587      81,789       64,344     403,003       276,432
                                  ===========   =========== ===========  =========== ===========  ============


                                        MSF BLACKROCK            MSF BLACKROCK            MSF BLACKROCK
                                      AGGRESSIVE GROWTH           BOND INCOME              DIVERSIFIED
                                     INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------ -------------------------
                                      2012         2011       2012          2011        2012         2011
                                  -----------  ----------- -----------  ----------- -----------  ------------

Units beginning of year..........      25,185       17,626      15,208       12,078      11,493         9,253
Units issued and transferred
   from other funding options....       6,035        8,858       7,725        5,108       6,444         5,367
Units redeemed and transferred
   to other funding options......     (1,361)      (1,299)       (746)      (1,978)       (967)       (3,127)
                                  -----------  ----------- -----------  ----------- -----------  ------------
Units end of year................      29,859       25,185      22,187       15,208      16,970        11,493
                                  ===========  =========== ===========  =========== ===========  ============

                                        MSF BLACKROCK         MSF BLACKROCK LEGACY           MSF DAVIS
                                       LARGE CAP VALUE          LARGE CAP GROWTH           VENTURE VALUE
                                     INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- ------------------------ -------------------------
                                      2012         2011        2012          2011        2012         2011
                                  -----------   ----------- -----------  ----------- -----------  ------------

Units beginning of year..........     233,773       175,713      22,502       12,549     142,183       111,197
Units issued and transferred
   from other funding options....      65,039        62,823       9,685       11,455      32,324        36,064
Units redeemed and transferred
   to other funding options......    (15,027)       (4,763)     (2,157)      (1,502)     (7,103)       (5,078)
                                  -----------   ----------- -----------  ----------- -----------  ------------
Units end of year................     283,785       233,773      30,030       22,502     167,404       142,183
                                  ===========   =========== ===========  =========== ===========  ============


                                        MSF FI VALUE                                     MSF LOOMIS SAYLES
                                           LEADERS            MSF JENNISON GROWTH         SMALL CAP CORE
                                     INVESTMENT DIVISION      INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ------------------------ ------------------------- ------------------------
                                      2012         2011        2012          2011       2012          2011
                                  -----------  ----------- ------------  ----------- -----------  -----------

Units beginning of year..........      11,528        8,005       25,841       14,651      42,205       31,107
Units issued and transferred
   from other funding options....       6,065        4,390       91,982       15,900      12,043       15,580
Units redeemed and transferred
   to other funding options......     (1,710)        (867)     (14,776)      (4,710)     (3,740)      (4,482)
                                  -----------  ----------- ------------  ----------- -----------  -----------
Units end of year................      15,883       11,528      103,047       25,841      50,508       42,205
                                  ===========  =========== ============  =========== ===========  ===========


(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MSF LOOMIS SAYLES          MSF MET/ARTISAN             MSF METLIFE
                                       SMALL CAP GROWTH            MID CAP VALUE        CONSERVATIVE ALLOCATION
                                      INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
                                   ------------------------- ------------------------- -------------------------
                                       2012         2011         2012         2011        2012          2011
                                   -----------  ------------ -----------  ------------ -----------  ------------

Units beginning of year...........      50,886        36,922      25,762        20,330     120,155        95,882
Units issued and transferred
   from other funding options.....      21,549        21,319       7,724         6,636      52,459        57,136
Units redeemed and transferred
   to other funding options.......     (5,280)       (7,355)     (1,940)       (1,204)    (22,004)      (32,863)
                                   -----------  ------------ -----------  ------------ -----------  ------------
Units end of year.................      67,155        50,886      31,546        25,762     150,610       120,155
                                   ===========  ============ ===========  ============ ===========  ============


                                   MSF METLIFE CONSERVATIVE TO        MSF METLIFE               MSF METLIFE
                                       MODERATE ALLOCATION        MID CAP STOCK INDEX       MODERATE ALLOCATION
                                       INVESTMENT DIVISION        INVESTMENT DIVISION       INVESTMENT DIVISION
                                   --------------------------- ------------------------- -------------------------
                                        2012          2011         2012          2011        2012         2011
                                    -----------   -----------  -----------   ----------- -----------   -----------

Units beginning of year...........      181,621       400,707      140,364        96,126   1,160,646       821,746
Units issued and transferred
   from other funding options.....       84,131       124,848       78,467        53,193     403,256       426,512
Units redeemed and transferred
   to other funding options.......     (20,967)     (343,934)     (21,478)       (8,955)    (87,453)      (87,612)
                                    -----------   -----------  -----------   ----------- -----------   -----------
Units end of year.................      244,785       181,621      197,353       140,364   1,476,449     1,160,646
                                    ===========   ===========  ===========   =========== ===========   ===========

                                   MSF METLIFE MODERATE TO          MSF METLIFE                MSF MFS
                                    AGGRESSIVE ALLOCATION           STOCK INDEX             TOTAL RETURN
                                     INVESTMENT DIVISION        INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- ------------------------- ------------------------
                                      2012         2011         2012          2011        2012         2011
                                  -----------  ------------ ------------  ----------- -----------  -----------

Units beginning of year..........   2,545,608     1,859,749      242,211      181,289      16,087       12,613
Units issued and transferred
   from other funding options....     753,959       788,526       68,225       70,023       6,172        5,068
Units redeemed and transferred
   to other funding options......   (180,836)     (102,667)     (23,190)      (9,101)       (954)      (1,594)
                                  -----------  ------------ ------------  ----------- -----------  -----------
Units end of year................   3,118,731     2,545,608      287,246      242,211      21,305       16,087
                                  ===========  ============ ============  =========== ===========  ===========


                                                                                          MSF NEUBERGER
                                        MSF MFS VALUE         MSF MSCI EAFE INDEX        BERMAN GENESIS
                                     INVESTMENT DIVISION      INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------ ------------------------- ------------------------
                                      2012         2011        2012         2011        2012          2011
                                  -----------  ----------- -----------   ----------- -----------  -----------

Units beginning of year..........      45,257       28,068     316,841       213,593      54,047       43,832
Units issued and transferred
   from other funding options....      48,554       19,922     159,287       113,144      14,335       13,910
Units redeemed and transferred
   to other funding options......     (9,693)      (2,733)    (49,141)       (9,896)     (5,169)      (3,695)
                                  -----------  ----------- -----------   ----------- -----------  -----------
Units end of year................      84,118       45,257     426,987       316,841      63,213       54,047
                                  ===========  =========== ===========   =========== ===========  ===========


                                       MSF OPPENHEIMER                                    MSF T. ROWE PRICE
                                        GLOBAL EQUITY        MSF RUSSELL 2000 INDEX       LARGE CAP GROWTH
                                     INVESTMENT DIVISION       INVESTMENT DIVISION       INVESTMENT DIVISION
                                  ------------------------- ------------------------- -------------------------
                                      2012          2011        2012         2011         2012         2011
                                  ------------  ----------- -----------  ------------ ------------  -----------

Units beginning of year..........       87,736       66,037     109,831        75,979       52,851       31,182
Units issued and transferred
   from other funding options....       40,944       30,229      69,973        62,896       39,274       24,988
Units redeemed and transferred
   to other funding options......      (8,953)      (8,530)    (36,753)      (29,044)      (3,368)      (3,319)
                                  ------------  ----------- -----------  ------------ ------------  -----------
Units end of year................      119,727       87,736     143,051       109,831       88,757       52,851
                                  ============  =========== ===========  ============ ============  ===========


                                                                                         MSF WESTERN ASSET
                                      MSF T. ROWE PRICE        MSF VAN ECK GLOBAL      MANAGEMENT STRATEGIC
                                      SMALL CAP GROWTH          NATURAL RESOURCES       BOND OPPORTUNITIES
                                     INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                                  ------------------------- ------------------------- ------------------------
                                      2012          2011        2012       2011 (b)      2012          2011
                                  ------------  ----------- -----------  ------------ -----------  -----------

Units beginning of year..........       55,987       33,334       1,004            --      35,903       25,244
Units issued and transferred
   from other funding options....       58,871       40,315       3,578         1,523      21,514       16,708
Units redeemed and transferred
   to other funding options......     (19,602)     (17,662)       (741)         (519)     (3,572)      (6,049)
                                  ------------  ----------- -----------  ------------ -----------  -----------
Units end of year................       95,256       55,987       3,841         1,004      53,845       35,903
                                  ============  =========== ===========  ============ ===========  ===========

                                          MSF WESTERN
                                       ASSET MANAGEMENT
                                        U.S. GOVERNMENT
                                      INVESTMENT DIVISION
                                   -------------------------
                                       2012          2011
                                   -----------   -----------

Units beginning of year...........      48,288        50,890
Units issued and transferred
   from other funding options.....      14,168         9,133
Units redeemed and transferred
   to other funding options.......     (9,618)      (11,735)
                                   -----------   -----------
Units end of year.................      52,838        48,288
                                   ===========   ===========


(a) For the period April 30, 2012 to December 31, 2012.
(b) For the period May 2, 2011 to December 31, 2011.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2012:

                                                            AS OF DECEMBER 31
                                               --------------------------------------------

                                                                                    NET
                                                   UNITS      UNIT VALUE ($)    ASSETS ($)
                                               -----------   ----------------  ------------
  American Funds Bond                     2012     133,110              22.37     2,977,166
     Investment Division                  2011     101,001              21.23     2,143,800
     (Commenced 4/28/2008)                2010      82,577              20.00     1,651,937
                                          2009      47,461              18.79       891,960
                                          2008      10,635              16.69       177,494

  American Funds Global Small             2012     225,395              35.48     7,997,921
     Capitalization Investment Division   2011     189,969              30.03     5,704,007
     (Commenced 4/28/2008)                2010     137,430              37.13     5,103,444
                                          2009      89,595              30.34     2,717,929
                                          2008      34,851              18.81       655,469

  American Funds Growth                   2012      72,600             258.21    18,746,001
     Investment Division                  2011      60,088             219.03    13,160,810
     (Commenced 4/28/2008)                2010      44,761             228.81    10,241,747
                                          2009      28,940             192.80     5,579,522
                                          2008       9,023             138.29     1,247,737

  American Funds Growth-Income            2012      63,272             175.83    11,125,433
     Investment Division                  2011      53,288             149.67     7,975,549
     (Commenced 4/28/2008)                2010      39,278             152.46     5,988,288
                                          2009      24,200             136.83     3,311,201
                                          2008       6,645             104.26       692,775

  MIST AllianceBernstein Global           2012      15,161              10.82       164,037
     Dynamic Allocation
     Investment Division
     (Commenced 4/30/2012)

  MIST American Funds Balanced            2012     200,000              11.57     2,313,287
     Allocation Investment Division       2011     151,458              10.16     1,539,431
     (Commenced 4/28/2008)                2010     102,608              10.35     1,061,980
                                          2009      42,709               9.21       393,272
                                          2008      16,591               7.08       117,461

  MIST American Funds Growth              2012     800,014              10.99     8,795,275
     Allocation Investment Division       2011     638,863               9.43     6,026,633
     (Commenced 4/28/2008)                2010     445,831               9.87     4,399,529
                                          2009     266,756               8.67     2,313,537
                                          2008     111,759               6.45       721,398

  MIST American Funds Moderate            2012     318,665              11.85     3,776,895
     Allocation Investment Division       2011     224,168              10.65     2,387,623
     (Commenced 4/28/2008)                2010     127,253              10.60     1,349,422
                                          2009      59,365               9.63       571,494
                                          2008      11,206               7.77        87,064

  MIST AQR Global Risk Balanced           2012      43,498              10.51       457,203
     Investment Division
     (Commenced 4/30/2012)

                                                        FOR THE YEAR ENDED DECEMBER 31
                                               -------------------------------------------------
                                               INVESTMENT(1)
                                                  INCOME         EXPENSE(2)         TOTAL(3)
                                                 RATIO (%)        RATIO (%)        RETURN (%)
                                               -------------  -------------     ----------------
  American Funds Bond                     2012      2.72            0.00                    5.37
     Investment Division                  2011      3.21            0.00                    6.10
     (Commenced 4/28/2008)                2010      3.32            0.00                    6.44
                                          2009      4.16            0.00                   12.61
                                          2008     12.86            0.00                  (9.59)

  American Funds Global Small             2012      1.34            0.00                   18.18
     Capitalization Investment Division   2011      1.33            0.00                 (19.14)
     (Commenced 4/28/2008)                2010      1.79            0.00                   22.41
                                          2009      0.38            0.00                   61.30
                                          2008        --            0.00                 (48.89)

  American Funds Growth                   2012      0.84            0.00                   17.89
     Investment Division                  2011      0.66            0.00                  (4.28)
     (Commenced 4/28/2008)                2010      0.84            0.00                   18.68
                                          2009      0.85            0.00                   39.41
                                          2008      2.02            0.00                 (41.63)

  American Funds Growth-Income            2012      1.76            0.00                   17.48
     Investment Division                  2011      1.77            0.00                  (1.83)
     (Commenced 4/28/2008)                2010      1.81            0.00                   11.43
                                          2009      2.15            0.00                   31.24
                                          2008      3.59            0.00                 (35.35)

  MIST AllianceBernstein Global           2012        --            0.00                    4.39
     Dynamic Allocation
     Investment Division
     (Commenced 4/30/2012)

  MIST American Funds Balanced            2012      1.86            0.00                   13.80
     Allocation Investment Division       2011      1.42            0.00                  (1.80)
     (Commenced 4/28/2008)                2010      1.03            0.00                   12.40
                                          2009        --            0.00                   30.06
                                          2008      3.96            0.00                 (29.27)

  MIST American Funds Growth              2012      1.43            0.00                   16.54
     Allocation Investment Division       2011      1.33            0.00                  (4.41)
     (Commenced 4/28/2008)                2010      1.00            0.00                   13.78
                                          2009        --            0.00                   34.36
                                          2008     11.34            0.00                 (35.51)

  MIST American Funds Moderate            2012      2.32            0.00                   11.28
     Allocation Investment Division       2011      1.60            0.00                    0.44
     (Commenced 4/28/2008)                2010      1.35            0.00                   10.15
                                          2009        --            0.00                   23.90
                                          2008      6.89            0.00                 (22.46)

  MIST AQR Global Risk Balanced           2012        --            0.00                    4.63
     Investment Division
     (Commenced 4/30/2012)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 --------------------------------------------

                                                                                      NET
                                                    UNITS       UNIT VALUE ($)    ASSETS ($)
                                                 -----------   ----------------  ------------
  MIST BlackRock Global Tactical           2012       27,307              10.54       287,874
     Strategies Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap                 2012       96,805              13.23     1,280,987
     Core Investment Division              2011       62,250              11.65       725,191
     (Commenced 4/28/2008)                 2010       39,355              11.60       456,394
                                           2009       25,503              10.30       262,556
                                           2008        9,107               8.63        78,564

  MIST Clarion Global Real                 2012      260,332              19.03     4,952,941
     Estate Investment Division            2011      196,292              15.06     2,956,969
     (Commenced 4/28/2008)                 2010      136,639              15.90     2,173,006
                                           2009       79,668              13.68     1,089,579
                                           2008       24,972              10.12       252,756

  MIST Dreman Small Cap Value              2012       44,256              16.76       741,717
     Investment Division                   2011       37,755              14.49       547,099
     (Commenced 4/28/2008)                 2010       23,085              16.12       372,190
                                           2009       10,398              13.49       140,252
                                           2008        2,920              10.45        30,514

  MIST Harris Oakmark                      2012      328,522              23.61     7,754,876
     International Investment Division     2011      261,894              18.23     4,774,823
     (Commenced 4/28/2008)                 2010      170,813              21.20     3,620,529
                                           2009       88,969              18.17     1,616,304
                                           2008       34,033              11.69       397,710

  MIST Invesco Balanced-Risk               2012      629,500               1.06       666,089
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012       48,245              21.67     1,045,357
     Growth Investment Division            2011       38,873              18.28       710,749
     (Commenced 4/28/2008)                 2010       28,659              18.44       528,466
                                           2009       11,474              14.58       167,289
                                           2008        2,627              10.86        28,540

  MIST Janus Forty                         2012       20,022             404.14     8,091,596
     Investment Division                   2011       16,588             329.01     5,457,674
     (Commenced 4/28/2008)                 2010       12,419             355.01     4,408,859
                                           2009        7,019             323.68     2,272,014
                                           2008        2,542             226.02       574,436

  MIST JPMorgan Global Active              2012      104,921               1.06       111,237
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012      164,616              11.14     1,833,800
     Aggressive Growth                     2011      128,867               9.38     1,208,237
     Investment Division                   2010       42,730               9.05       386,892
     (Commenced 4/28/2008)                 2009       28,053               7.30       204,749
                                           2008       19,775               5.47       108,153

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------
                                                 INVESTMENT(1)
                                                    INCOME         EXPENSE(2)          TOTAL(3)
                                                   RATIO (%)        RATIO (%)         RETURN (%)
                                                --------------  -------------     -----------------
  MIST BlackRock Global Tactical           2012        --             0.00                     4.21
     Strategies Investment Division
     (Commenced 4/30/2012)

  MIST BlackRock Large Cap                 2012      1.10             0.00                    13.59
     Core Investment Division              2011      1.03             0.00                     0.46
     (Commenced 4/28/2008)                 2010      1.21             0.00                    12.64
                                           2009      1.28             0.00                    19.34
                                           2008        --             0.00                  (31.87)

  MIST Clarion Global Real                 2012      2.15             0.00                    26.30
     Estate Investment Division            2011      3.81             0.00                   (5.28)
     (Commenced 4/28/2008)                 2010      7.53             0.00                    16.28
                                           2009      2.83             0.00                    35.12
                                           2008        --             0.00                  (44.73)

  MIST Dreman Small Cap Value              2012      0.79             0.00                    15.66
     Investment Division                   2011      1.48             0.00                  (10.12)
     (Commenced 4/28/2008)                 2010      0.72             0.00                    19.53
                                           2009      0.82             0.00                    29.09
                                           2008        --             0.00                  (25.08)

  MIST Harris Oakmark                      2012      1.69             0.00                    29.47
     International Investment Division     2011      0.03             0.00                  (13.98)
     (Commenced 4/28/2008)                 2010      1.81             0.00                    16.67
                                           2009      6.88             0.00                    55.46
                                           2008        --             0.00                  (37.26)

  MIST Invesco Balanced-Risk               2012      0.54             0.00                     4.67
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                   2012        --             0.00                    18.51
     Growth Investment Division            2011        --             0.00                   (0.85)
     (Commenced 4/28/2008)                 2010        --             0.00                    26.47
                                           2009        --             0.00                    34.21
                                           2008        --             0.00                  (34.43)

  MIST Janus Forty                         2012      0.41             0.00                    22.83
     Investment Division                   2011      1.70             0.00                   (7.32)
     (Commenced 4/28/2008)                 2010      1.53             0.00                     9.68
                                           2009        --             0.00                    43.21
                                           2008        --             0.00                  (44.68)

  MIST JPMorgan Global Active              2012      0.65             0.00                     4.66
     Allocation Investment Division
     (Commenced 4/30/2012)

  MIST Legg Mason ClearBridge              2012      0.20             0.00                    18.81
     Aggressive Growth                     2011      0.06             0.00                     3.56
     Investment Division                   2010      0.06             0.00                    24.05
     (Commenced 4/28/2008)                 2009      0.13             0.00                    33.45
                                           2008        --             0.00                  (36.35)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 --------------------------------------------

                                                                                      NET
                                                    UNITS      UNIT VALUE ($)     ASSETS ($)
                                                 -----------   ---------------   ------------
  MIST Lord Abbett Bond                    2012      105,090             34.98      3,675,941
     Debenture Investment Division         2011       72,818             30.90      2,250,221
     (Commenced 4/28/2008)                 2010       50,001             29.48      1,474,009
                                           2009       30,004             26.05        781,525
                                           2008        8,406             19.00        159,679

  MIST Lord Abbett Mid Cap Value           2012      114,736             32.87      3,771,705
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Franklin Income                 2012      950,031             13.39     12,725,173
     Investment Division                   2011    1,710,217             11.88     20,314,886
     (Commenced 4/28/2008)                 2010       63,463             11.60        736,310
                                           2009       31,019             10.35        320,967
                                           2008        3,275              8.08         26,469

  MIST Met/Franklin Mutual                 2012    1,328,266             10.59     14,068,105
     Shares Investment Division            2011    2,274,280              9.27     21,092,186
     (Commenced 4/28/2008)                 2010      141,913              9.30      1,319,601
                                           2009       74,056              8.36        619,100
                                           2008        9,353              6.68         62,476

  MIST Met/Franklin Templeton              2012    1,191,622             11.60     13,818,098
     Founding Strategy                     2011    2,087,392              9.96     20,789,934
     Investment Division                   2010      126,360             10.11      1,277,107
     (Commenced 4/28/2008)                 2009       93,101              9.16        852,656
                                           2008       43,891              7.11        311,998

  MIST Met/Templeton Growth                2012      159,635             10.90      1,740,092
     Investment Division                   2011      128,965              8.90      1,147,725
     (Commenced 4/28/2008)                 2010       89,927              9.53        856,989
                                           2009       49,726              8.83        439,287
                                           2008       12,077              6.64         80,174

  MIST Met/Templeton International         2012        5,000             14.36         71,800
     Bond Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy         2012      764,689             13.63     10,421,027
     Investment Division                   2011      672,538             11.64      7,830,263
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus               2012       22,671             10.71        242,903
     Investment Division
     (Commenced 4/30/2012)

  MIST MFS Emerging Markets                2012       50,194             13.20        662,765
     Equity Investment Division            2011       11,205             11.09        124,218
     (Commenced 5/2/2011)

  MIST MFS Research International          2012      236,043             17.85      4,213,173
     Investment Division                   2011      193,460             15.26      2,952,079
     (Commenced 4/28/2008)                 2010      150,699             17.04      2,567,534
                                           2009       96,947             15.26      1,479,355
                                           2008       32,127             11.57        371,576

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                  INVESTMENT(1)
                                                     INCOME        EXPENSE(2)          TOTAL(3)
                                                    RATIO (%)       RATIO (%)         RETURN (%)
                                                 --------------  ------------      -----------------
  MIST Lord Abbett Bond                    2012       6.83             0.00                    13.19
     Debenture Investment Division         2011       5.67             0.00                     4.82
     (Commenced 4/28/2008)                 2010       5.67             0.00                    13.18
                                           2009       6.15             0.00                    37.12
                                           2008         --             0.00                  (18.83)

  MIST Lord Abbett Mid Cap Value           2012         --             0.00                     3.41
     Investment Division
     (Commenced 4/30/2012)

  MIST Met/Franklin Income                 2012       5.36             0.00                    12.76
     Investment Division                   2011       0.99             0.00                     2.39
     (Commenced 4/28/2008)                 2010       4.15             0.00                    12.13
                                           2009         --             0.00                    28.05
                                           2008       5.38             0.00                  (19.19)

  MIST Met/Franklin Mutual                 2012       0.83             0.00                    14.20
     Shares Investment Division            2011       0.98             0.00                   (0.27)
     (Commenced 4/28/2008)                 2010         --             0.00                    11.23
                                           2009         --             0.00                    25.15
                                           2008       7.30             0.00                  (33.20)

  MIST Met/Franklin Templeton              2012       4.45             0.00                    16.43
     Founding Strategy                     2011       0.59             0.00                   (1.45)
     Investment Division                   2010         --             0.00                    10.36
     (Commenced 4/28/2008)                 2009         --             0.00                    28.84
                                           2008       2.67             0.00                  (28.92)

  MIST Met/Templeton Growth                2012       1.67             0.00                    22.48
     Investment Division                   2011       1.42             0.00                   (6.61)
     (Commenced 4/28/2008)                 2010       1.17             0.00                     7.88
                                           2009       0.03             0.00                    33.08
                                           2008       0.75             0.00                  (33.62)

  MIST Met/Templeton International         2012         --             0.00                     8.00
     Bond Investment Division
     (Commenced 4/30/2012)

  MIST MetLife Aggressive Strategy         2012       0.82             0.00                    17.05
     Investment Division                   2011         --             0.00                   (5.77)
     (Commenced 5/2/2011)

  MIST MetLife Balanced Plus               2012         --             0.00                     5.63
     Investment Division
     (Commenced 4/30/2012)

  MIST MFS Emerging Markets                2012       0.69             0.00                    19.10
     Equity Investment Division            2011         --             0.00                  (18.43)
     (Commenced 5/2/2011)

  MIST MFS Research International          2012       2.03             0.00                    16.97
     Investment Division                   2011       2.01             0.00                  (10.44)
     (Commenced 4/28/2008)                 2010       1.75             0.00                    11.65
                                           2009       2.96             0.00                    31.93
                                           2008         --             0.00                  (41.00)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 --------------------------------------------

                                                                                      NET
                                                    UNITS       UNIT VALUE ($)    ASSETS ($)
                                                 -----------   ---------------   ------------
  MIST MLA Mid Cap                         2012       46,814             18.16        850,349
     Investment Division                   2011       41,053             17.20        706,218
     (Commenced 4/28/2008)                 2010       29,867             18.13        541,591
                                           2009       23,703             14.71        348,721
                                           2008        6,290             10.73         67,473

  MIST Morgan Stanley Mid Cap              2012      100,020             19.14      1,914,016
     Growth Investment Division            2011       78,841             17.47      1,377,136
     (Commenced 4/28/2008)                 2010       51,811             18.71        969,628
                                           2009       13,858             14.13        195,873
                                           2008        1,813              8.96         16,237

  MIST PIMCO Inflation Protected           2012      270,950             19.05      5,161,187
     Bond Investment Division              2011      186,791             17.42      3,254,528
     (Commenced 4/28/2008)                 2010      156,234             15.63      2,441,724
                                           2009       93,469             14.47      1,352,538
                                           2008       39,482             12.23        482,681

  MIST PIMCO Total Return                  2012      507,436             21.86     11,092,722
     Investment Division                   2011      384,380             19.95      7,669,580
     (Commenced 4/28/2008)                 2010      283,654             19.29      5,472,553
                                           2009      145,865             17.80      2,595,792
                                           2008       36,238             15.03        544,710

  MIST RCM Technology                      2012      266,493              8.25      2,199,454
     Investment Division                   2011      185,872              7.34      1,364,484
     (Commenced 4/28/2008)                 2010      124,963              8.14      1,016,979
                                           2009       76,535              6.34        485,576
                                           2008       16,257              3.99         64,801

  MIST Schroders Global Multi-Asset        2012       33,026              1.08         35,618
     Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income ETF          2012      394,630             14.59      5,757,443
     Investment Division                   2011      240,656             12.90      3,104,077
     (Commenced 4/28/2008)                 2010      128,138             12.74      1,631,923
                                           2009       38,277             11.31        432,892
                                           2008        2,122              9.05         19,207

  MIST SSgA Growth ETF                     2012      405,394             13.90      5,634,239
     Investment Division                   2011      278,723             12.05      3,359,145
     (Commenced 4/28/2008)                 2010      154,882             12.28      1,902,102
                                           2009       45,330             10.74        486,757
                                           2008        3,250              8.29         26,947

  MIST T. Rowe Price Mid Cap               2012      265,524             13.88      3,685,725
     Growth Investment Division            2011      191,587             12.18      2,334,250
     (Commenced 4/28/2008)                 2010      133,377             12.36      1,648,072
                                           2009       87,399              9.65        843,226
                                           2008       34,760              6.62        229,945

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                  INVESTMENT(1)
                                                     INCOME         EXPENSE(2)          TOTAL(3)
                                                    RATIO (%)        RATIO (%)         RETURN (%)
                                                 --------------  -------------     -----------------
  MIST MLA Mid Cap                         2012       0.59             0.00                     5.59
     Investment Division                   2011       0.88             0.00                   (5.13)
     (Commenced 4/28/2008)                 2010       1.06             0.00                    23.25
                                           2009       0.90             0.00                    37.14
                                           2008         --             0.00                  (36.07)

  MIST Morgan Stanley Mid Cap              2012         --             0.00                     9.55
     Growth Investment Division            2011       0.66             0.00                   (6.67)
     (Commenced 4/28/2008)                 2010       0.10             0.00                    32.41
                                           2009       0.02             0.00                    57.83
                                           2008         --             0.00                  (43.85)

  MIST PIMCO Inflation Protected           2012       3.01             0.00                     9.33
     Bond Investment Division              2011       1.66             0.00                    11.48
     (Commenced 4/28/2008)                 2010       2.27             0.00                     8.00
                                           2009       3.43             0.00                    18.37
                                           2008         --             0.00                   (9.73)

  MIST PIMCO Total Return                  2012       3.16             0.00                     9.56
     Investment Division                   2011       2.72             0.00                     3.42
     (Commenced 4/28/2008)                 2010       3.22             0.00                     8.41
                                           2009       6.19             0.00                    18.39
                                           2008         --             0.00                   (1.28)

  MIST RCM Technology                      2012         --             0.00                    12.43
     Investment Division                   2011         --             0.00                   (9.79)
     (Commenced 4/28/2008)                 2010         --             0.00                    28.27
                                           2009         --             0.00                    59.17
                                           2008         --             0.00                  (37.82)

  MIST Schroders Global Multi-Asset        2012       2.75             0.00                     6.68
     Investment Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income ETF          2012       2.15             0.00                    13.11
     Investment Division                   2011       1.55             0.00                     1.27
     (Commenced 4/28/2008)                 2010       1.20             0.00                    12.61
                                           2009       0.93             0.00                    24.96
                                           2008         --             0.00                  (23.99)

  MIST SSgA Growth ETF                     2012       1.93             0.00                    15.32
     Investment Division                   2011       1.46             0.00                   (1.86)
     (Commenced 4/28/2008)                 2010       1.02             0.00                    14.37
                                           2009       1.25             0.00                    29.51
                                           2008         --             0.00                  (30.82)

  MIST T. Rowe Price Mid Cap               2012         --             0.00                    13.93
     Growth Investment Division            2011         --             0.00                   (1.39)
     (Commenced 4/28/2008)                 2010         --             0.00                    28.07
                                           2009         --             0.00                    45.85
                                           2008         --             0.00                  (37.28)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 --------------------------------------------

                                                                                      NET
                                                    UNITS       UNIT VALUE ($)    ASSETS ($)
                                                 -----------   ----------------  ------------
  MSF Baillie Gifford International        2012       81,789              17.95     1,467,720
     Stock Investment Division             2011       64,344              15.01       966,098
     (Commenced 4/28/2008)                 2010       44,738              18.74       838,293
                                           2009       27,466              17.48       480,038
                                           2008       16,183              14.31       231,516

  MSF Barclays Capital Aggregate           2012      403,003              21.34     8,602,086
     Bond Index Investment Division        2011      276,432              20.54     5,678,847
     (Commenced 4/28/2008)                 2010      217,186              19.11     4,150,152
                                           2009      128,957              18.02     2,323,711
                                           2008       31,510              17.13       539,879

  MSF BlackRock Aggressive                 2012       29,859              70.35     2,100,587
     Growth Investment Division            2011       25,185              63.39     1,596,544
     (Commenced 4/28/2008)                 2010       17,626              65.35     1,151,958
                                           2009        9,693              56.68       549,406
                                           2008        2,212              37.93        83,929

  MSF BlackRock Bond Income                2012       22,187              95.09     2,109,709
     Investment Division                   2011       15,208              88.42     1,344,604
     (Commenced 4/28/2008)                 2010       12,078              82.97     1,002,159
                                           2009        6,875              76.59       526,558
                                           2008        2,254              69.96       157,720

  MSF BlackRock Diversified                2012       16,970              70.46     1,195,726
     Investment Division                   2011       11,493              62.70       720,671
     (Commenced 4/28/2008)                 2010        9,253              60.41       558,968
                                           2009        6,132              55.09       337,826
                                           2008        1,989              46.97        93,442

  MSF BlackRock Large Cap Value            2012      283,785              14.89     4,226,420
     Investment Division                   2011      233,773              13.03     3,046,453
     (Commenced 4/28/2008)                 2010      175,713              12.73     2,237,329
                                           2009      106,287              11.66     1,239,125
                                           2008       25,822              10.48       270,681

  MSF BlackRock Legacy Large Cap           2012       30,030              42.95     1,289,858
     Growth Investment Division            2011       22,502              37.56       845,091
     (Commenced 4/28/2008)                 2010       12,549              41.25       517,590
                                           2009        8,811              34.42       303,305
                                           2008        3,157              25.16        79,452

  MSF Davis Venture Value                  2012      167,404              46.62     7,804,023
     Investment Division                   2011      142,183              41.31     5,872,926
     (Commenced 4/28/2008)                 2010      111,197              43.04     4,786,078
                                           2009       72,544              38.43     2,787,866
                                           2008       27,134              29.12       790,054

  MSF FI Value Leaders                     2012       15,883              37.48       595,338
     Investment Division                   2011       11,528              32.38       373,237
     (Commenced 4/28/2008)                 2010        8,005              34.50       276,168
                                           2009       23,759              30.11       715,457
                                           2008        1,273              24.71        31,448

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------
                                                 INVESTMENT(1)
                                                    INCOME         EXPENSE(2)          TOTAL(3)
                                                   RATIO (%)        RATIO (%)         RETURN (%)
                                                --------------  -------------     -----------------
  MSF Baillie Gifford International        2012      1.30             0.00                    19.52
     Stock Investment Division             2011      1.72             0.00                  (19.87)
     (Commenced 4/28/2008)                 2010      1.42             0.00                     7.21
                                           2009      0.81             0.00                    22.17
                                           2008        --             0.00                  (40.37)

  MSF Barclays Capital Aggregate           2012      3.57             0.00                     3.90
     Bond Index Investment Division        2011      3.40             0.00                     7.50
     (Commenced 4/28/2008)                 2010      3.51             0.00                     6.05
                                           2009      4.44             0.00                     5.17
                                           2008        --             0.00                     4.32

  MSF BlackRock Aggressive                 2012        --             0.00                    10.97
     Growth Investment Division            2011      0.29             0.00                   (3.00)
     (Commenced 4/28/2008)                 2010      0.06             0.00                    15.30
                                           2009      0.22             0.00                    49.44
                                           2008        --             0.00                  (44.59)

  MSF BlackRock Bond Income                2012      2.51             0.00                     7.55
     Investment Division                   2011      3.70             0.00                     6.56
     (Commenced 4/28/2008)                 2010      3.61             0.00                     8.34
                                           2009      6.10             0.00                     9.47
                                           2008        --             0.00                   (4.17)

  MSF BlackRock Diversified                2012      2.06             0.00                    12.38
     Investment Division                   2011      2.24             0.00                     3.80
     (Commenced 4/28/2008)                 2010      1.77             0.00                     9.65
                                           2009      4.33             0.00                    17.30
                                           2008        --             0.00                  (20.65)

  MSF BlackRock Large Cap Value            2012      1.54             0.00                    14.28
     Investment Division                   2011      1.04             0.00                     2.35
     (Commenced 4/28/2008)                 2010      0.93             0.00                     9.22
                                           2009      1.17             0.00                    11.21
                                           2008        --             0.00                  (30.94)

  MSF BlackRock Legacy Large Cap           2012      0.29             0.00                    14.37
     Growth Investment Division            2011      0.18             0.00                   (8.95)
     (Commenced 4/28/2008)                 2010      0.20             0.00                    19.82
                                           2009      0.46             0.00                    36.79
                                           2008        --             0.00                  (34.56)

  MSF Davis Venture Value                  2012      0.80             0.00                    12.86
     Investment Division                   2011      1.09             0.00                   (4.04)
     (Commenced 4/28/2008)                 2010      0.92             0.00                    12.00
                                           2009      1.30             0.00                    31.99
                                           2008        --             0.00                  (37.59)

  MSF FI Value Leaders                     2012      1.14             0.00                    15.77
     Investment Division                   2011      1.03             0.00                   (6.15)
     (Commenced 4/28/2008)                 2010      0.82             0.00                    14.56
                                           2009      0.60             0.00                    21.85
                                           2008        --             0.00                  (34.25)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 ---------------------------------------------

                                                                                      NET
                                                     UNITS      UNIT VALUE ($)    ASSETS ($)
                                                 -----------   ----------------  -------------
  MSF Jennison Growth                      2012      103,047              16.55      1,705,048
     Investment Division                   2011       25,841              14.29        369,286
     (Commenced 4/28/2008)                 2010       14,651              14.22        208,298
                                           2009        7,371              12.74         93,882
                                           2008        1,265               9.10         11,510

  MSF Loomis Sayles Small Cap Core         2012       50,508              53.96      2,725,600
     Investment Division                   2011       42,205              47.11      1,988,186
     (Commenced 4/28/2008)                 2010       31,107              46.83      1,456,782
                                           2009       21,483              36.72        788,908
                                           2008        7,684              28.19        216,626

  MSF Loomis Sayles Small Cap              2012       67,155              14.36        964,419
     Growth Investment Division            2011       50,886              12.92        657,240
     (Commenced 4/28/2008)                 2010       36,922              12.54        463,073
                                           2009       17,827               9.52        169,755
                                           2008        5,586               7.33         40,939

  MSF Met/Artisan Mid Cap Value            2012       31,546              48.34      1,524,786
     Investment Division                   2011       25,762              43.21      1,113,168
     (Commenced 4/28/2008)                 2010       20,330              40.47        822,824
                                           2009       12,439              35.18        437,619
                                           2008        2,381              24.85         59,162

  MSF MetLife Conservative Allocation      2012      150,610              15.31      2,305,791
     Investment Division                   2011      120,155              13.98      1,680,137
     (Commenced 4/28/2008)                 2010       95,882              13.51      1,295,625
                                           2009       38,640              12.25        473,216
                                           2008       20,969              10.14        212,720

  MSF MetLife Conservative to              2012      244,785              15.13      3,703,030
     Moderate Allocation                   2011      181,621              13.54      2,458,901
     Investment Division                   2010      400,707              13.37      5,356,765
     (Commenced 4/28/2008)                 2009      349,751              11.96      4,182,691
                                           2008       19,138               9.64        184,569

  MSF MetLife Mid Cap Stock Index          2012      197,353              23.88      4,713,203
     Investment Division                   2011      140,364              20.31      2,850,576
     (Commenced 4/28/2008)                 2010       96,126              20.70      1,989,867
                                           2009       62,766              16.39      1,028,876
                                           2008       21,312              11.97        255,015

  MSF MetLife Moderate Allocation          2012    1,476,449              14.73     21,740,853
     Investment Division                   2011    1,160,646              12.98     15,062,198
     (Commenced 4/28/2008)                 2010      821,746              13.13     10,787,267
                                           2009      451,900              11.57      5,227,980
                                           2008      125,785               9.12      1,147,235

  MSF MetLife Moderate to                  2012    3,118,731              14.29     44,578,433
     Aggressive Allocation                 2011    2,545,608              12.34     31,417,625
     Investment Division                   2010    1,859,749              12.80     23,798,021
     (Commenced 4/28/2008)                 2009    1,209,616              11.14     13,473,069
                                           2008      378,895               8.61      3,260,631

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 --------------------------------------------------
                                                 INVESTMENT(1)
                                                    INCOME         EXPENSE(2)          TOTAL(3)
                                                   RATIO (%)        RATIO (%)         RETURN (%)
                                                 -------------  -------------      ----------------
  MSF Jennison Growth                      2012       0.12            0.00                    15.78
     Investment Division                   2011       0.23            0.00                     0.51
     (Commenced 4/28/2008)                 2010       0.51            0.00                    11.63
                                           2009       0.15            0.00                    39.99
                                           2008         --            0.00                  (32.96)

  MSF Loomis Sayles Small Cap Core         2012         --            0.00                    14.55
     Investment Division                   2011       0.10            0.00                     0.59
     (Commenced 4/28/2008)                 2010       0.09            0.00                    27.53
                                           2009       0.23            0.00                    30.25
                                           2008         --            0.00                  (30.05)

  MSF Loomis Sayles Small Cap              2012         --            0.00                    11.19
     Growth Investment Division            2011         --            0.00                     2.98
     (Commenced 4/28/2008)                 2010         --            0.00                    31.71
                                           2009         --            0.00                    29.93
                                           2008         --            0.00                  (33.72)

  MSF Met/Artisan Mid Cap Value            2012       0.94            0.00                    11.86
     Investment Division                   2011       0.89            0.00                     6.76
     (Commenced 4/28/2008)                 2010       0.64            0.00                    15.04
                                           2009       0.75            0.00                    41.56
                                           2008         --            0.00                  (42.81)

  MSF MetLife Conservative Allocation      2012       3.05            0.00                     9.49
     Investment Division                   2011       2.44            0.00                     3.48
     (Commenced 4/28/2008)                 2010       2.84            0.00                    10.34
                                           2009       2.44            0.00                    20.73
                                           2008         --            0.00                  (13.89)

  MSF MetLife Conservative to              2012       2.96            0.00                    11.74
     Moderate Allocation                   2011       3.53            0.00                     1.28
     Investment Division                   2010       3.59            0.00                    11.78
     (Commenced 4/28/2008)                 2009       0.66            0.00                    24.00
                                           2008         --            0.00                  (20.23)

  MSF MetLife Mid Cap Stock Index          2012       0.92            0.00                    17.60
     Investment Division                   2011       0.81            0.00                   (1.89)
     (Commenced 4/28/2008)                 2010       0.88            0.00                    26.28
                                           2009       1.46            0.00                    36.99
                                           2008         --            0.00                  (35.42)

  MSF MetLife Moderate Allocation          2012       2.41            0.00                    13.47
     Investment Division                   2011       1.63            0.00                   (1.14)
     (Commenced 4/28/2008)                 2010       2.39            0.00                    13.47
                                           2009       2.26            0.00                    26.84
                                           2008         --            0.00                  (26.51)

  MSF MetLife Moderate to                  2012       2.03            0.00                    15.82
     Aggressive Allocation                 2011       1.51            0.00                   (3.55)
     Investment Division                   2010       2.11            0.00                    14.89
     (Commenced 4/28/2008)                 2009       2.20            0.00                    29.43
                                           2008         --            0.00                  (32.36)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                                 --------------------------------------------

                                                                                      NET
                                                    UNITS       UNIT VALUE ($)    ASSETS ($)
                                                 -----------   ---------------   ------------
  MSF MetLife Stock Index                  2012      287,246             64.83     18,623,575
     Investment Division                   2011      242,211             56.01     13,565,952
     (Commenced 4/28/2008)                 2010      181,289             55.00      9,970,762
                                           2009      113,154             47.90      5,420,020
                                           2008       41,481             37.94      1,573,950

  MSF MFS Total Return                     2012       21,305             75.73      1,613,514
     Investment Division                   2011       16,087             67.87      1,091,846
     (Commenced 4/28/2008)                 2010       12,613             66.27        835,875
                                           2009        6,435             60.20        387,383
                                           2008        1,692             50.76         85,862

  MSF MFS Value                            2012       84,118             17.09      1,437,534
     Investment Division                   2011       45,257             14.65        663,014
     (Commenced 4/28/2008)                 2010       28,068             14.53        407,729
                                           2009       19,734             13.04        257,273
                                           2008        2,350             10.79         25,358

  MSF MSCI EAFE Index                      2012      426,987             16.34      6,978,408
     Investment Division                   2011      316,841             13.81      4,376,223
     (Commenced 4/28/2008)                 2010      213,593             15.78      3,371,538
                                           2009      127,295             14.59      1,857,202
                                           2008       41,528             11.34        470,881

  MSF Neuberger Berman Genesis             2012       63,213             22.55      1,425,510
     Investment Division                   2011       54,047             20.50      1,107,734
     (Commenced 4/28/2008)                 2010       43,832             19.37        849,110
                                           2009       27,419             15.93        436,891
                                           2008        5,109             14.08         71,935

  MSF Oppenheimer Global Equity            2012      119,727             26.22      3,139,545
     Investment Division                   2011       87,736             21.58      1,893,286
     (Commenced 4/28/2008)                 2010       66,037             23.52      1,552,921
                                           2009       36,258             20.23        733,575
                                           2008       10,280             14.42        148,231

  MSF Russell 2000 Index                   2012      143,051             24.76      3,542,356
     Investment Division                   2011      109,831             21.28      2,337,551
     (Commenced 4/28/2008)                 2010       75,979             22.19      1,686,130
                                           2009       47,921             17.49        837,907
                                           2008       13,702             13.88        190,119

  MSF T. Rowe Price Large Cap Growth       2012       88,757             20.21      1,794,045
     Investment Division                   2011       52,851             16.99        897,925
     (Commenced 4/28/2008)                 2010       31,182             17.18        535,749
                                           2009       19,612             14.68        287,868
                                           2008       10,095             10.23        103,304

  MSF T. Rowe Price Small Cap Growth       2012       95,256             26.75      2,547,858
     Investment Division                   2011       55,987             23.02      1,289,015
     (Commenced 4/28/2008)                 2010       33,334             22.62        754,119
                                           2009       22,425             16.77        376,082
                                           2008        9,964             12.07        120,247

                                                           FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                  INVESTMENT(1)
                                                     INCOME        EXPENSE(2)          TOTAL(3)
                                                    RATIO (%)       RATIO (%)         RETURN (%)
                                                 --------------  ------------      -----------------
  MSF MetLife Stock Index                  2012       1.67             0.00                    15.76
     Investment Division                   2011       1.55             0.00                     1.84
     (Commenced 4/28/2008)                 2010       1.56             0.00                    14.82
                                           2009       2.09             0.00                    26.24
                                           2008         --             0.00                  (34.22)

  MSF MFS Total Return                     2012       2.60             0.00                    11.58
     Investment Division                   2011       2.53             0.00                     2.42
     (Commenced 4/28/2008)                 2010       2.71             0.00                    10.08
                                           2009       3.32             0.00                    18.60
                                           2008         --             0.00                  (20.13)

  MSF MFS Value                            2012       1.64             0.00                    16.65
     Investment Division                   2011       1.41             0.00                     0.85
     (Commenced 4/28/2008)                 2010       1.36             0.00                    11.42
                                           2009         --             0.00                    20.82
                                           2008         --             0.00                  (29.45)

  MSF MSCI EAFE Index                      2012       2.87             0.00                    18.33
     Investment Division                   2011       2.26             0.00                  (12.50)
     (Commenced 4/28/2008)                 2010       2.45             0.00                     8.19
                                           2009       3.33             0.00                    28.67
                                           2008         --             0.00                  (40.15)

  MSF Neuberger Berman Genesis             2012       0.36             0.00                    10.03
     Investment Division                   2011       0.71             0.00                     5.80
     (Commenced 4/28/2008)                 2010       0.42             0.00                    21.58
                                           2009       0.81             0.00                    13.15
                                           2008         --             0.00                  (35.81)

  MSF Oppenheimer Global Equity            2012       1.51             0.00                    21.52
     Investment Division                   2011       1.89             0.00                   (8.24)
     (Commenced 4/28/2008)                 2010       1.37             0.00                    16.23
                                           2009       2.20             0.00                    40.31
                                           2008         --             0.00                  (37.34)

  MSF Russell 2000 Index                   2012       1.09             0.00                    16.35
     Investment Division                   2011       1.01             0.00                   (4.10)
     (Commenced 4/28/2008)                 2010       0.99             0.00                    26.92
                                           2009       1.62             0.00                    26.01
                                           2008         --             0.00                  (30.11)

  MSF T. Rowe Price Large Cap Growth       2012       0.11             0.00                    18.97
     Investment Division                   2011       0.08             0.00                   (1.11)
     (Commenced 4/28/2008)                 2010       0.23             0.00                    17.05
                                           2009       0.57             0.00                    43.44
                                           2008         --             0.00                  (38.27)

  MSF T. Rowe Price Small Cap Growth       2012         --             0.00                    16.18
     Investment Division                   2011         --             0.00                     1.77
     (Commenced 4/28/2008)                 2010         --             0.00                    34.90
                                           2009       0.33             0.00                    38.97
                                           2008         --             0.00                  (33.41)

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INVESTORS USA INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                               AS OF DECEMBER 31
                                                 ----------------------------------------------

                                                                                       NET
                                                     UNITS       UNIT VALUE ($)    ASSETS ($)
                                                 ------------   ----------------  -------------
  MSF Van Eck Global Natural                2012        3,841             167.46        643,272
     Resources Investment Division          2011        1,004             162.89        163,582
     (Commenced 5/2/2011)

  MSF Western Asset Management              2012       53,845              39.30      2,116,268
     Strategic Bond Opportunities           2011       35,903              35.25      1,265,598
     Investment Division                    2010       25,244              33.21        838,384
     (Commenced 4/28/2008)                  2009       12,227              29.46        360,233
                                            2008        4,615              22.28        102,843

  MSF Western Asset Management              2012       52,838              24.71      1,305,690
     U.S. Government                        2011       48,288              23.91      1,154,356
     Investment Division                    2010       50,890              22.66      1,153,046
     (Commenced 4/28/2008)                  2009       36,115              21.41        773,335
                                            2008       17,052              20.52        349,981

                                                          FOR THE YEAR ENDED DECEMBER 31
                                                 ---------------------------------------------------
                                                 INVESTMENT(1)
                                                    INCOME         EXPENSE(2)           TOTAL(3)
                                                   RATIO (%)        RATIO (%)          RETURN (%)
                                                 -------------  -------------      -----------------
  MSF Van Eck Global Natural                2012        --             0.00                     2.80
     Resources Investment Division          2011        --             0.00                  (22.34)
     (Commenced 5/2/2011)

  MSF Western Asset Management              2012      3.25             0.00                    11.50
     Strategic Bond Opportunities           2011      4.47             0.00                     6.14
     Investment Division                    2010      5.07             0.00                    12.73
     (Commenced 4/28/2008)                  2009      5.17             0.00                    32.22
                                            2008        --             0.00                  (14.42)

  MSF Western Asset Management              2012      2.12             0.00                     3.37
     U.S. Government                        2011      1.43             0.00                     5.51
     Investment Division                    2010      2.59             0.00                     5.81
     (Commenced 4/28/2008)                  2009      4.91             0.00                     4.33
                                            2008        --             0.00                   (0.67)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Investment Division invests.

 2 These amounts represent annualized policy expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

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

                    METLIFE INVESTORS USA INSURANCE COMPANY
                           5 PARK PLAZA, SUITE 1900
                               IRVINE, CA 92614

                                    RECEIPT

This is to acknowledge receipt of an Equity Advantage VUL Prospectus (Book #716) dated April 29, 2013. This Variable Life Insurance Policy is offered by MetLife Investors USA Insurance Company.

                        --------  ---------------------
                        (Date)    (Client's Signature)